UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-05309

Nuveen Investment Funds, Inc.

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Mark J. Czarniecki

Vice President and Secretary

333 West Wacker Drive,

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: June 30

Date of reporting period: June 30, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1.	REPORTS TO STOCKHOLDERS.

Mutual Funds

30 June

2022

Nuveen Income Funds

Fund Name	Class A	Class C	Class R6	Class I
Nuveen Credit Income Fund	FJSIX	FCSIX	—	FJSYX
Nuveen Strategic Income Fund	FCDDX	FCBCX	FSFRX	FCBYX

Annual Report

Life is Complex.

Nuveen makes things e-simple.

It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Fund information is ready. No more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

Free e-Reports right to your email!

www.investordelivery.com

If you receive your Nuveen Fund distributions and statements from your financial professional or brokerage account.

or

www.nuveen.com/client-access

If you receive your Nuveen Fund distributions and statements directly from Nuveen.

Must be preceded by or accompanied by a prospectus.

NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

Table

of Contents

Chair’s Letter to Shareholders

Dear Shareholders,

The first half of 2022 was challenging for financial markets. While global economic activity began to slow from post-pandemic peaks as pent-up demand waned and crisis-era monetary and fiscal support programs were phased out, persistently high inflation and central banks’ response have contributed to heightened uncertainty about financial and economic conditions.

Inflation has surged partially due to supply chain bottlenecks and exacerbated by Russia’s war in Ukraine and recent lockdowns across China to contain a large-scale COVID-19 outbreak. This has necessitated more forceful responses from the U.S. Federal Reserve (Fed) and other central banks, who now face an even more difficult task of slowing inflation without pulling their respective economies into recession. As anticipated, the Fed began the rate hiking cycle in March 2022, raising its short-term rate by 0.25% from near zero for the first time since the pandemic was declared two years ago. Larger increases of 0.50% in May and 0.75% in both June and July 2022 followed, bringing the target fed funds rate to a range of 2.25% to 2.50%. Additional rate hikes are expected in the remainder of this year, although Fed officials will closely monitor inflation data along with other economic measures and modify their rate setting policy based upon these factors. U.S. gross domestic product growth has now contracted for two consecutive quarters, according to preliminary government estimates, as consumer and business activity has slowed in part due to higher prices and borrowing costs. However, the still strong labor market suggests not all areas of the economy are weakening.

In the meantime, while markets will likely continue fluctuating with the daily headlines, we encourage investors to keep a long-term perspective. To learn more about how well your portfolio is aligned to your time horizon, risk tolerance and investment goals, consider reviewing it with your financial professional.

On behalf of the other members of the Nuveen Fund Board, I look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Terence J. Toth

Chair of the Board

August 22, 2022

Important Notices

For Shareholders of

Nuveen Credit Income Fund

Nuveen Strategic Income Fund

Changes in Fiscal and Tax Year Ends

On February 24, 2022, the Funds’ Board of Directors (the “Board”) approved that the Nuveen Credit Income Fund and Nuveen Strategic Income Fund’s (collectively, the “Funds”) fiscal and tax year end (collectively, “fiscal year ends”) be changed from June 30 to August 31. As a result, effective July 1, 2022, the Funds began to adhere to the fiscal reporting and regulatory filing schedule required by an August 31 fiscal year end and the next annual report for the Funds will be for the period from July 1, 2022 through August 31, 2022.

Changes in Independent Registered Public Accounting Firm

(a)	Previous independent registered public accounting firm

In conjunction with the change in fiscal year ends, on February 24, 2022, the Board, upon recommendation from the Audit Committee, dismissed PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm for the Funds subject to the completion of the June 30, 2022 fiscal year end audit. PwC was informed of their dismissal on February 28, 2022. The June 30, 2022 fiscal year end audit was completed on August 26, 2022.

PwC’s reports on the Funds’ financial statements for the fiscal years ended June 30, 2022 and June 30, 2021 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Funds’ fiscal years ended June 30, 2022 and June 30, 2021, and the subsequent interim period through August 26, 2022, there have been no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of PwC, would have caused them to make reference thereto in their reports on the Funds’ financial statements for such years.

During the Funds’ fiscal years ended June 30, 2022 and June 30, 2021 and the subsequent interim period through August 26, 2022, there have been no reportable events (as defined in S-K 304(a)(1)(v)).

(b)	New independent registered public accounting firm

In conjunction with the change in fiscal year ends, on February 24, 2022, the Board, upon recommendation from the Audit Committee, engaged KPMG LLP (“KPMG”) as the independent registered public accounting firm for the Funds for the fiscal year ended August 31, 2022 audit.

During the fiscal years ended June 30, 2022 and June 30, 2021, and the subsequent interim period through August 26, 2022, the Funds have not consulted with KPMG regarding any of the matters described in Regulation S-K Item 304 (“S-K 304”), S-K 304(a)(2)(i) or S-K 304(a)(2)(ii) disclosure.

Portfolio Managers’

Comments

Nuveen Credit Income Fund

Nuveen Strategic Income Fund

These Funds feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen Fund Advisors, LLC, the Funds’ investment adviser. Anders S. Persson, CFA, Jean C. Lin, CFA, Karina L. Bubeck, CFA, Aashh K. Parekh, CFA, and Brenda A. Langenfeld, CFA, are portfolio managers for the Nuveen Credit Income Fund. Portfolio managers for the Nuveen Strategic Income Fund include Nicholas Travaglino, Douglas M. Baker, CFA, Kevin Lorenz, CFA, and Katherine Renfrew.

Here the Funds’ portfolio managers review economic and market conditions, key investment strategies and the Funds’ performance for the twelve-month reporting period ended June 30, 2022.

What factors affected the U.S. economy and global markets during the twelve-month annual reporting period ended June 30, 2022?

After recovering from the pandemic in 2021, the U.S. economy weakened in the first half of 2022. Overall, 2021 gross domestic product (GDP) grew by 5.7% as the economy reopened with the help of $5.3 trillion in crisis-related aid from the federal government, low borrowing rates for businesses and individuals, an increase in COVID-19 vaccinations and improved treatments for COVID-19. However, in early 2022, China’s COVID-19 lockdown and the Russia-Ukraine war worsened existing pandemic-related supply chain disruptions. Inflation increased more than expected during the first half of 2022, putting pressure on global central banks to respond with more aggressive measures than initially expected.

The U.S. Federal Reserve (Fed) began an interest rate hiking cycle in March 2022 with a 0.25% hike to the target federal funds rate, followed by larger increases of 0.50% in May 2022, 0.75% in June 2022 and (after the close of this reporting period) another 0.75% in July 2022. Overall, the Fed raised the target federal funds rate from near zero at the start of 2022 to a range of 2.25% to 2.50% by July 2022. As a result, interest rate and bond price volatility increased as markets considered whether the Fed could cool inflation without pulling the economy into a recession. By mid-year, inflation and higher borrowing costs appeared to be dampening consumer confidence and consumer spending. Additionally, two consecutive quarters of negative U.S. gross domestic product (GDP) growth added to recession risks. U.S. GDP fell by an annual rate of 0.9% in the second quarter of 2022, according to the advance estimate from the U.S. Bureau of Economic Analysis. This followed a 1.6% annualized GDP decrease in the first quarter of 2022. However, the labor market, another key gauge of the economy’s health, has remained resilient. As of July 2022 (subsequent to the close of the reporting period), the U.S. unemployment rate fell to 3.5%, its pre-pandemic low, and the economy has now recovered the 22 million jobs lost when the pandemic began.

The broad fixed income market declined sharply over the twelve months ending June 30, 2022, primarily in the second half of the reporting period. This was driven by the same factors that impacted the overall U.S. economy: rising interest rates and

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

higher-than-expected inflation, which led to concerns about continued rate hikes and a potential recession. U.S. Treasury yields rose across the maturity spectrum, but particularly at the short end of the curve, as markets priced in a more aggressive pace of monetary policy tightening by the Fed, which was in response to high inflation. As a result, the Treasury yield curve flattened overall. By the end of the reporting period, the 10-year Treasury yield had risen to 2.98%, while the one-year Treasury yield rose to 2.80%. Nearly every fixed income sector produced negative returns, although higher-quality and/or shorter-duration sectors such as asset-backed securities, agency bonds and senior loans generally held up better and outperformed Treasuries on a total return basis.

The emerging market (EM) debt, investment grade corporate, high yield corporate and preferred securities segments broadly lagged Treasuries during the reporting period. Investors had a lack of confidence in the strength of emerging market (EM) economies because of the spike in global market volatility, weakness in China and the increased likelihood of a global recession.

Nuveen Credit Income Fund

What key strategies were used to manage the Fund during the twelve-month reporting period ended June 30, 2022?

The Fund’s investment objective seeks to provide total return, with an emphasis on a high level of current income, offering diversified exposure to lower rated credit sectors, including the full spectrum of securitized sectors and the flexibility to add less liquid structures as opportunities arise.

During the reporting period, the Fund remained positioned midway along its risk spectrum, ending the reporting period with slightly over half of its portfolio allocated to high yield corporate bonds and the rest to a diversified mix of primarily lower-quality credit, including senior loans, asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS). Following the market dislocation in late February and early March 2022, the investment management team added high yield corporate exposure as bond prices generally decreased and valuations became more compelling. The team improved the Fund’s quality profile within corporate holdings by increasing its overweight in BBB and BB-rated credits, which had sold off because of their generally longer-duration profiles, and slightly decreasing its allocation to CCC-rated credits. As risk assets sold off, the Fund reduced its emerging market (EM) debt exposure toward the end of the reporting period. Following an extended period of spread widening, the investment management team increased the Fund’s exposure to mortgage-backed securities (MBS) based on perceived relative value. In addition, the team added ABS exposure, an asset class that is typically less sensitive to rising interest rates because of its generally shorter-duration profile. The Fund used proceeds from sales of preferred and contingent capital (CoCo) securities, which had generally performed better than other asset classes, as a source of cash for purchases.

How did the Fund perform during the twelve-month reporting period ended June 30, 2022?

The Nuveen Credit Income Fund’s Class A Shares at NAV outperformed the Bloomberg U.S. Corporate High Yield 2% Issuer Capped Bond Index for the twelve-month reporting period. For the purposes of this Performance Commentary, references to relative performance are in comparison to the Bloomberg U.S. Corporate High Yield 2% Issuer Capped Bond Index.

The Fund’s outperformance was driven primarily by its out-of-benchmark allocations to securitized sectors, including ABS and CMBS, and senior loans. ABS outperformed given the segment’s generally shorter-duration profile, which makes it less sensitive to rising interest rates. In addition, the ABS sector generally has higher exposure to consumers, who largely maintained strong balance sheets throughout the reporting period. Select holdings in the CMBS sector also aided relative performance as the return-to-work trend gained traction, while commercial and industrial real estate markets generally outperformed. Additionally, senior loans benefited from their floating-rate coupon structure and shorter-duration profile amid the rising interest rate environment.

The Fund’s exposure to EM corporate and sovereign bonds partially offset its outperformance as EM debt declined sharply during the reporting period. The Fund’s exposure to two Chinese real estate developers, AGILE Group Holdings Ltd. and Logan Property Holdings Company Limited, were notable individual detractors from relative performance. Both positions were sold during the reporting period. The Fund’s exposure to sovereign bonds issued by El Salvador, Tunisia and Ghana also underperformed amid governance concerns, ratings downgrades and political turmoil. The Fund sold these positions.

During the current fiscal period, the Fund used credit default swaps to increase the portfolio’s exposure to high yield credit. The credit default swaps had a negligible impact on performance during the reporting period.

Portfolio Managers’ Comments (continued)

Nuveen Strategic Income Fund

What key strategies were used to manage the Fund during the twelve-month reporting period ended June 30, 2022?

The Fund provides investors with a broadly flexible, multi-sector portfolio that seeks to deliver total return. The investment team actively manages a diversified portfolio of investment grade and high yield debt securities from U.S. and non-U.S. issuers.

During the reporting period, the Fund remained positioned with a moderate amount of credit risk spread across a number of sectors and industries. Early in 2022, the investment management team began decreasing investment grade corporate exposure because of lofty valuations in the segment and shifting into EM sovereign and corporate bonds. However, Russia’s invasion of Ukraine caused risk and volatility to substantially increase across EM economies beginning in February 2022. At the same time, a tightening Fed drove significant spread volatility across the broader fixed income market. As a result, the investment management team began to initiate up-in-quality trades across both the investment grade and high yield corporate bond segments. This reduced the Fund’s overall exposure to below investment grade securities and EM debt, with a bias toward retaining higher grade securities because of the widespread uncertainty about global economic growth. The team reduced overall exposure to the financial sector by selling some riskier positions within the preferred securities and contingent capital securities (CoCo) segments that were issued by European and select U.S. banks.

The Fund increased exposures in securitized sectors where fundamentals remained largely intact and valuations were more compelling, including the commercial mortgage-backed securities (CMBS) sector and collateralized loan obligation (CLO) issues within the asset-backed securities (ABS) sector. Within CMBS, the investment management team added single-asset, single-borrower (SASB) structures because the team had strong conviction in the specific underlying properties or local economies of these securities. In the mortgage-backed securities (MBS) sector, the Fund increased exposure to non-agency MBS following an extended period of spread widening as the underlying fundamental strength of the housing market remained intact.

How did the Fund perform during the twelve-month reporting period ended June 30, 2022?

The Nuveen Strategic Income Fund’s Class A Shares at NAV underperformed the Bloomberg U.S. Aggregate Bond Index for the twelve-month reporting period. For the purposes of this Performance Commentary, references to relative performance are in comparison to the Bloomberg U.S. Aggregate Bond Index.

The Fund’s overweight positions in various spread sectors, which broadly underperformed, were the primary detractors from relative performance during the reporting period. As investors sought out higher-quality exposures during the risk-averse period, spreads widened across the corporate segments within the Fund’s portfolio, including senior loans, high yield and investment grade corporate bonds, and EM corporate debt. The Fund’s overweight to high yield corporate bonds and EM corporate bonds were the largest detractors. The Fund’s underweight to the MBS sector, which generally outperformed during the reporting period, also detracted from relative performance.

Partially offsetting the Fund’s underperformance was its shorter-duration positioning versus its benchmark amid the rising interest rate environment. Notably, the Fund used U.S. Treasury futures as part of an overall portfolio construction strategy to manage portfolio duration and yield curve exposure. The strategy, which shortened the duration of the Fund, had a positive impact on performance during the reporting period.

Risk Considerations

and Dividend Information

Risk Considerations

Nuveen Credit Income Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Credit risk arises from an issuer’s ability to make interest and principal payments when due, as well as the prices of bonds declining when an issuer’s credit quality is expected to deteriorate. The Fund’s income could decline during periods of falling interest rates. Investments in below investment grade or high yield securities are subject to liquidity risk and heightened credit risk. This Fund is subject to the risks of investing in loans, including senior loans and secured and unsecured junior loans. Unsecured loans are not backed by a security interest in collateral and involve a higher degree of risk than secured loans. Loans are also subject to settlement risk due to the lack of established settlement standards or remedies for failure to settle, and may have limited restrictive covenants on borrowers, which may weaken the Fund’s ability to access collateral securing the loan and enforce its rights as a lender. The Fund may also invest in a pool of loans through collateralized loan obligations (CLOs). In addition to the risks associated with loans and high yield securities, CLOs are subject to the risk that distributions from the collateral may not be adequate to make interest or other payments owed to the Fund. Asset-backed and mortgage-backed securities are subject to additional risks such as prepayment risk, liquidity risk, default risk and adverse economic developments. Preferred securities are subordinate to bonds and other debt instruments in a company’s capital structure and therefore are subject to greater credit risk. Certain types of preferred, hybrid or debt securities with special loss absorption provisions, such as contingent capital securities (CoCos), may be or become so subordinated that they present risks equivalent to, or in some cases even greater than, the same company’s common stock. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as call, derivatives, illiquid investments, interest rate, market, and valuation risks, are described in detail in the Fund’s prospectus.

Nuveen Strategic Income Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, derivatives risk, dollar roll transaction risk, and income risk. As interest rates rise, bond prices fall. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. The Fund gains additional exposure to currency rates, and therefore to the risk of currency fluctuation, through investment in foreign currency contracts. The risks of foreign investments are magnified in emerging markets. Asset-backed and mortgage-backed securities are subject to additional risks such as prepayment risk, liquidity risk, default risk and adverse economic developments.

Dividend Information

Each Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. Distributions to shareholders are determined on a tax basis, which may differ from amounts recorded in the accounting records. In instances where the monthly dividend exceeds the earned net investment income, the Fund would report a negative undistributed net ordinary income. Refer to Note 6 – Income Tax Information for additional information regarding the amounts of undistributed net ordinary income and undistributed net long-term capital gains and the character of the actual distributions paid by the Fund during the period.

All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions is sourced or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders will be notified of those sources. For financial reporting purposes, the per share amounts of each Fund’s distributions for the reporting period are presented in this report’s Financial Highlights. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.

Fund Performance, Expense Ratios

and Holdings Summaries

The Fund Performance, Expense Ratios and Holdings Summaries for each Fund are shown within this section of the report.

Fund Performance

Performance data shown represents past performance and does not predict or guarantee future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown.

Total returns for a period of less than one year are not annualized (i.e. cumulative returns). Since inception returns are shown for share classes that have less than 10-years of performance. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance current to the most recent month-end visit nuveen.com or call (800) 257-8787.

Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for Class A Shares at NAV only.

Expense Ratios

The expense ratios shown are as of the Fund’s most recent prospectus. The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any). The expense ratios include management fees and other fees and expenses. Refer to the Financial Highlights later in this report for the Fund’s expense ratios as of the end of the reporting period.

Holding Summaries

The Holdings Summaries data relates to the securities held in each Fund’s portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change. Refer to the Fund’s Portfolio of Investments for individual security information.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

THIS PAGE INTENTIONALLY LEFT BLANK

Nuveen Credit Income Fund (continued)

Fund Performance, Expense Ratios and Holdings Summaries

June 30, 2022

Refer to the first page of this Fund Performance, Expense Ratios and Holdings Summaries section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance and Expense Ratios*

		Total Returns as of June 30, 2022**
	Inception Date	Average Annual			Expense Ratios***
		1-Year	5-Year	10-Year	Gross	Net
Class A Shares at NAV	8/30/01	(12.23)%	1.07%	3.33%	1.13%	1.01%
Class A Shares at maximum Offering Price	8/30/01	(16.40)%	0.09%	2.83%	—	—
Bloomberg U.S. Corporate High Yield 2% Issuer Capped Bond Index	—	(12.82)%	2.09%	4.47%	—	—
Lipper Global High Yield Funds Classification Average	—	(13.49)%	0.90%	3.31%	—	—

Class C Shares	8/30/01	(12.92)%	0.30%	2.74%	1.88%	1.76%
Class I Shares	8/30/01	(12.23)%	1.28%	3.58%	0.88%	0.76%

*	For purposes of Fund performance, relative results are measured against the Bloomberg U.S. Corporate High Yield 2% Issuer Capped Bond Index.

**

Class A Shares have a maximum 4.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1%, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares eight years after purchase. Returns for periods longer than eight years for Class C Shares reflect the performance of Class A Shares after the deemed eight-year conversion to Class A Shares within such periods. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

***

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through July 31, 2024 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities (including prime broker fees and charges on short sales), dividend expense on securities sold short and extraordinary expenses) do not exceed 0.75% of the average daily net assets of any class of Fund shares. The expense limitation may be terminated or modified prior to that date only with the approval of the Board of Directors of the Fund.

Growth of an Assumed $10,000 Investment as of June 30, 2022 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Fund Performance, Expense Ratios and Holdings Summaries

June 30, 2022 (continued)

Holdings Summaries as of June 30, 2022

Fund Allocation

(% of net assets)

Corporate Bonds	56.9%

Asset-Backed and Mortgage-Backed Securities	25.2%

Variable Rate Senior Loan Interests	11.8%

Sovereign Debt	3.4%

$1,000 Par (or similar) Institutional Preferred	1.6%

Contingent Capital Securities	1.4%

$25 Par (or similar) Retail Preferred	0.6%

Common Stocks	0.0%

Investments Purchased with Collateral from Securities Lending	4.8%

Other Assets Less Liabilities	(5.7)%

Net Assets	100%

Corporate Bonds: Industries1

(% of total corporate bonds)

Oil, Gas & Consumable Fuels	18.6%

Media	6.1%

Chemicals	5.7%

Commercial Services & Supplies	5.2%

Diversified Telecommunication Services	5.0%

Hotels, Restaurants & Leisure	4.8%

Specialty Retail	4.4%

Metals & Mining	3.9%

Health Care Providers & Services	3.7%

Insurance	3.2%

Automobiles	3.1%

Airlines	2.6%

Trading Companies & Distributors	2.2%

IT Services	2.2%

Wireless Telecommunication Services	2.1%

Pharmaceuticals	2.1%

Independent Power & Renewable Electricity Producers	1.9%

Capital Markets	1.8%

Consumer Finance	1.7%

Other	19.7%

Total	100%

Portfolio Credit Quality

(% of total long-term fixed-income investments)

A	0.5%

BBB	6.4%

BB or Lower	78.0%

N/R (not rated)	15.1%

Total	100%

1	See the Portfolio of Investments for the remaining industries/sectors comprising “Other” and not listed in the Portfolio Composition above.

THIS PAGE INTENTIONALLY LEFT BLANK

Nuveen Strategic Income Fund (continued)

Fund Performance, Expense Ratios and Holdings Summaries

June 30, 2022

Refer to the first page of this Fund Performance, Expense Ratios and Holdings Summaries section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance and Expense Ratios*

		Total Returns as of June 30, 2022**
	Inception Date	Average Annual			Expense Ratios***
		1-Year	5-Year	10-Year	Gross	Net
Class A Shares at NAV	2/01/00	(11.26)%	1.49%	3.02%	0.95%	0.84%
Class A Shares at maximum Offering Price	2/01/00	(15.04)%	0.62%	2.58%	—	—
Bloomberg U.S. Aggregate Bond Index	—	(10.29)%	0.88%	1.54%	—	—
Lipper Multi-Sector Income Funds Classification Average	—	(10.10)%	1.29%	2.81%	—	—

Class C Shares	2/01/00	(11.91)%	0.74%	2.42%	1.70%	1.59%
Class I Shares	2/01/00	(11.01)%	1.74%	3.28%	0.70%	0.59%

		Total Returns as of June 30, 2022**
	Inception Date	Average Annual			Expense Ratios***
		1-Year	5-Year	Since Inception	Gross	Net
Class R6 Shares	1/20/15	(10.97)%	1.82%	2.29%	0.62%	0.51%

*	For purposes of Fund performance, relative results are measured against the Bloomberg U.S. Aggregate Bond Index.

**

Class A Shares have a maximum 4.25% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1%, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares eight years after purchase. Returns for periods longer than eight years for Class C Shares reflect the performance of Class A Shares after the deemed eight-year conversion to Class A Shares within such periods. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

***

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through July 31, 2024 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities (including prime broker fees and charges on short sales), dividend expense on securities sold short and extraordinary expenses) do not exceed 0.59% of the average daily net assets of any class of Fund shares. However, because Class R6 shares are not subject to sub-transfer agent and similar fees, total annual operating expenses for the Class R6 shares will be less than the expense limitation. The expense limitation may be terminated or modified prior to that date only with the approval of the Board of Directors of the Fund.

Growth of an Assumed $10,000 Investment as of June 30, 2022 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Fund Performance, Expense Ratios and Holdings Summaries

June 30, 2022 (continued)

Holdings Summaries as of June 30, 2022

Fund Allocation

(% of net assets)

Asset-Backed and Mortgage- Backed Securities	39.6%

Corporate Bonds	33.4%

Sovereign Debt	7.3%

$1,000 Par (or similar) Institutional Preferred	6.8%

Variable Rate Senior Loan Interests	4.9%

Contingent Capital Securities	4.0%

$25 Par (or similar) Retail Preferred	0.6%

U.S. Government and Agency Obligations	0.3%

Investments Purchased with Collateral from Securities Lending	1.6%

Repurchase Agreements	1.2%

Other Assets Less Liabilities	0.3%

Net Assets	100%

Corporate Bonds: Industries1

(% of total corporate bonds)

Banks	13.2%

Oil, Gas & Consumable Fuels	11.5%

Electric Utilities	4.5%

Wireless Telecommunication Services	3.9%

Media	3.5%

Beverages	3.4%

Diversified Financial Services	3.0%

Capital Markets	3.0%

Chemicals	2.9%

Independent Power & Renewable Electricity Producers	2.9%

Hotels, Restaurants & Leisure	2.8%

Equity Real Estate Investment Trust	2.7%

Metals & Mining	2.6%

Insurance	2.6%

Pharmaceuticals	2.5%

Airlines	2.4%

IT Services	2.4%

Energy Equipment & Services	2.0%

Automobiles	1.9%

Commercial Services & Supplies	1.8%

Communications Equipment	1.8%

Diversified Telecommunication Services	1.7%

Food Products	1.6%

Other	19.4%

Total	100%

Portfolio Credit Quality

(% of total long-term fixed-income investments)

AAA	3.2%

AA	5.3%

A	13.0%

BBB	37.0%

BB or Lower	32.7%

N/R (not rated)	8.8%

Total	100%

1	See the Portfolio of Investments for the remaining industries/sectors comprising “Other” and not listed in the Portfolio Composition above.

Yields    as of June 30, 2022

Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.

The SEC 30-Day Yield is a standardized measure of a fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Subsidized yields reflect fee waivers and/or expense reimbursements from the investment adviser during the period. If any such waivers and/or reimbursements had not been in place, yields would have been reduced. Unsubsidized yields do not reflect waivers and/or reimbursements from the investment adviser during the period. If the fund did not receive a fee waiver/expense reimbursement during the period under its most recent agreement, subsidized and unsubsidized yields will be equal. Refer to the Notes to Financial Statements, Note 7 – Management Fees and Other Transactions with Affiliates for further details on the investment adviser’s most recent agreement with the Fund to waive fees and/or reimburse expenses, where applicable. Dividend Yield may differ from the SEC 30-Day Yield because the fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium or discounts.

Nuveen Credit Income Fund

	Share Class
	Class A¹	Class C	Class I
Dividend Yield	4.96%	4.35%	5.49%
SEC 30-Day Yield-Subsidized	6.29%	5.82%	6.89%
SEC 30-Day Yield-Unsubsidized	6.01%	5.50%	6.48%

Nuveen Strategic Income Fund

	Share Class
	Class A¹	Class C	Class R6	Class I
Dividend Yield	3.87%	3.25%	4.40%	4.35%
SEC 30-Day Yield-Subsidized	4.60%	4.04%	5.13%	5.03%
SEC 30-Day Yield-Unsubsidized	4.69%	3.92%	5.02%	4.92%

1

The SEC Yield for Class A Shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load, and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

Expense Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended June 30, 2022.

The beginning of the period for the funds is January 1, 2022.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Credit Income Fund

	Share Class
	A Shares	C Shares	I Shares
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$870.31	$866.67	$870.44
Expenses Incurred During the Period	$4.64	$8.10	$3.48
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.84	$1,016.12	$1,021.08
Expenses Incurred During the Period	$5.01	$8.75	$3.76

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.00%, 1.75% and 0.75% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Strategic Income Fund

	Share Class
	A Shares	C Shares	R6 Shares	I Shares
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$886.20	$882.95	$887.41	$887.48
Expenses Incurred During the Period	$3.88	$7.38	$2.34	$2.71
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.68	$1,016.96	$1,022.32	$1,021.92
Expenses Incurred During the Period	$4.16	$7.90	$2.51	$2.91

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.83%, 1.58%, 0.50% and 0.58% for Classes A, C, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Report of Independent Registered

Public Accounting Firm

To the Board of Directors of Nuveen Investment Funds, Inc. and Shareholders of

Nuveen Credit Income Fund and Nuveen Strategic Income Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Credit Income Fund and Nuveen Strategic Income Fund (two of the funds constituting Nuveen Investment Funds, Inc., hereafter collectively referred to as the “Funds”) as of June 30, 2022, the related statements of operations for the year ended June 30, 2022, the statements of changes in net assets for each of the two years in the period ended June 30, 2022, including the related notes, and the financial highlights for each of the five years in the period ended June 30, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended June 30, 2022 and each of the financial highlights for each of the five years in the period ended June 30, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2022 by correspondence with the custodian, brokers and agent banks; when replies were not received from agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Chicago, Illinois

August 26, 2022

We have served as the auditor of one or more investment companies in Nuveen Funds since 2002.

Nuveen Credit Income Fund

Portfolio of Investments    June 30, 2022

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 100.9%

	CORPORATE BONDS – 56.9%

	Aerospace & Defense – 0.5%

$500	TransDigm Inc	6.375%	6/15/26	B-	$467,500

	Air Freight & Logistics – 0.4%

400	Cargo Aircraft Management Inc, 144A	4.750%	2/01/28	BB	364,776

	Airlines – 1.5%

734	Air Canada 2020-2 Class B Pass Through Trust, 144A	9.000%	10/01/25	BBB	761,158

250	American Airlines Inc/AAdvantage Loyalty IP Ltd, 144A	5.750%	4/20/29	Ba2	213,440

350	United Airlines Inc, 144A	4.625%	4/15/29	Ba1	296,895
1,334	Total Airlines				1,271,493

	Automobiles – 1.7%

1,250	Ford Motor Credit Co LLC	3.375%	11/13/25	BB+	1,125,588

395	Ford Motor Credit Co LLC	4.950%	5/28/27	BB+	366,856
1,645	Total Automobiles				1,492,444

	Beverages – 0.7%

300	Anadolu Efes Biracilik Ve Malt Sanayii AS, 144A	3.375%	6/29/28	BBB-	207,857

500	Primo Water Holdings Inc, 144A	4.375%	4/30/29	B1	408,365
800	Total Beverages				616,222

	Building Products – 0.3%

270	Advanced Drainage Systems Inc, 144A	6.375%	6/15/30	Ba2	263,674

	Capital Markets – 1.0%

250	Compass Group Diversified Holdings LLC, 144A	5.250%	4/15/29	B+	206,250

500	Icahn Enterprises LP / Icahn Enterprises Finance Corp	5.250%	5/15/27	BB	442,920

250	NFP Corp, 144A	6.875%	8/15/28	CCC+	206,260
1,000	Total Capital Markets				855,430

	Chemicals – 3.2%

350	ASP Unifrax Holdings Inc, 144A	5.250%	9/30/28	BB	279,263

250	Braskem Idesa SAPI, 144A	6.990%	2/20/32	BB-	192,985

275	Consolidated Energy Finance SA, 144A	5.625%	10/15/28	BB-	221,226

250	EverArc Escrow Sarl, 144A	5.000%	10/30/29	BB-	210,429

200	OCP SA, 144A	5.125%	6/23/51	BB+	132,255

200	Olympus Water US Holding Corp, 144A	4.250%	10/01/28	B2	156,650

226	Rayonier AM Products Inc, 144A	7.625%	1/15/26	B+	197,185

555	Star Energy Geothermal Wayang Windu Ltd, 144A	6.750%	4/24/33	Ba3	522,281

500	Trinseo Materials Operating SCA / Trinseo Materials Finance Inc, 144A	5.125%	4/01/29	B	357,550

Nuveen Credit Income Fund (continued)

Portfolio of Investments    June 30, 2022

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Chemicals (continued)

$200	Tronox Inc, 144A	4.625%	3/15/29	BB-	$160,820

450	WR Grace Holdings LLC, 144A	5.625%	8/15/29	B+	331,313
3,456	Total Chemicals				2,761,957

	Commercial Services & Supplies – 3.0%

500	Allied Universal Holdco LLC/Allied Universal Finance Corp/Atlas Luxco 4 Sarl, 144A	4.625%	6/01/28	B	412,351

250	Covanta Holding Corp, 144A	4.875%	12/01/29	B	203,430

500	Garda World Security Corp, 144A	4.625%	2/15/27	BB+	430,000

300	GFL Environmental Inc, 144A	4.750%	6/15/29	B-	248,250

250	Pitney Bowes Inc, 144A, (3)	6.875%	3/15/27	B2	198,553

250	Pitney Bowes Inc, 144A, (3)	7.250%	3/15/29	BB	189,135

250	Prime Security Services Borrower LLC / Prime Finance Inc, 144A	5.750%	4/15/26	BB-	233,125

750	Prime Security Services Borrower LLC / Prime Finance Inc, 144A, (3)	6.250%	1/15/28	B-	627,447
3,050	Total Commercial Services & Supplies				2,542,291

	Consumer Finance – 0.9%

535	Navient Corp	5.500%	3/15/29	Ba3	412,438

500	OneMain Finance Corp	5.375%	11/15/29	BB	405,180
1,035	Total Consumer Finance				817,618

	Containers & Packaging – 0.4%

400	LABL Inc, 144A	5.875%	11/01/28	B2	322,971

	Diversified Financial Services – 0.0%

2	Putnam RE PTE Ltd, 144A, (1-Month U.S. Treasury Bill reference rate + 5.500% spread), (4), (9), (13)	7.175%	6/07/24	N/R	—

	Diversified Telecommunication Services – 2.9%

425	Cablevision Lightpath LLC, 144A	3.875%	9/15/27	B+	351,687

500	Cogent Communications Group Inc, 144A	7.000%	6/15/27	B	479,000

250	Frontier Communications Holdings LLC, 144A	5.875%	10/15/27	BB+	224,776

500	Frontier Communications Holdings LLC, 144A, (3)	6.000%	1/15/30	BB-	384,725

385	Iliad Holding SASU, 144A	6.500%	10/15/26	BB-	346,488

455	Iliad Holding SASU, 144A	7.000%	10/15/28	BB-	395,821

350	Kenbourne Invest SA, 144A	4.700%	1/22/28	BB-	266,847
2,865	Total Diversified Telecommunication Services				2,449,344

	Electric Utilities – 0.6%

295	Edison International	5.375%	N/A (5)	BB+	239,688

300	Vistra Operations Co LLC, 144A	5.000%	7/31/27	BB+	272,733
595	Total Electric Utilities				512,421

	Electronic Equipment, Instruments & Components – 0.7%

750	Imola Merger Corp, 144A	4.750%	5/15/29	BB+	627,495

	Energy Equipment & Services – 0.3%

250	Archrock Partners LP / Archrock Partners Finance Corp, 144A	6.250%	4/01/28	B+	221,325

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Entertainment – 0.7%

$250	Diamond Sports Group LLC / Diamond Sports Finance Co, 144A	5.375%	8/15/26	CCC+	$62,500

500	International Game Technology PLC, 144A	5.250%	1/15/29	BB+	452,750

60	Univision Communications Inc, 144A	7.375%	6/30/30	B+	58,650
810	Total Entertainment				573,900

	Food Products – 0.6%

350	Agrosuper SA, 144A	4.600%	1/20/32	BBB-	299,179

205	Darling Ingredients Inc, 144A	6.000%	6/15/30	BB+	204,313
555	Total Food Products				503,492

	Gas Utilities – 0.7%

500	Ferrellgas LP / Ferrellgas Finance Corp, 144A	5.375%	4/01/26	B	434,092

250	Ferrellgas LP / Ferrellgas Finance Corp, 144A	5.875%	4/01/29	B	202,946
750	Total Gas Utilities				637,038

	Health Care Equipment & Supplies – 0.7%

250	Embecta Corp, 144A	5.000%	2/15/30	Ba3	209,859

250	Medline Borrower LP, 144A, (3)	5.250%	10/01/29	B-	205,325

250	Mozart Debt Merger Sub Inc, 144A	3.875%	4/01/29	BB-	212,927
750	Total Health Care Equipment & Supplies				628,111

	Health Care Providers & Services – 2.1%

300	AdaptHealth LLC, 144A, (3)	5.125%	3/01/30	B1	252,873

140	Encompass Health Corp	4.750%	2/01/30	B+	117,325

360	Encompass Health Corp	4.625%	4/01/31	B+	291,501

500	Global Medical Response Inc, 144A	6.500%	10/01/25	B	445,490

275	Owens & Minor Inc, 144A	6.625%	4/01/30	BB-	251,204

250	Tenet Healthcare Corp, 144A	4.875%	1/01/26	BB-	230,000

250	Tenet Healthcare Corp, 144A	6.125%	10/01/28	B+	213,945
2,075	Total Health Care Providers & Services				1,802,338

	Hotels, Restaurants & Leisure – 2.7%

500	Arcos Dorados BV, 144A, (3)	6.125%	5/27/29	BB	470,000

500	Carnival Corp, 144A	4.000%	8/01/28	Ba2	410,000

400	CDI Escrow Issuer Inc, 144A	5.750%	4/01/30	B+	364,000

250	Churchill Downs Inc, 144A	4.750%	1/15/28	B+	222,500

200	Fertitta Entertainment LLC / Fertitta Entertainment Finance Co Inc, 144A, (3)	6.750%	7/15/30	CCC+	153,500

400	Fortune Star BVI Ltd, Reg S	6.750%	7/02/23	BB	316,198

200	Hilton Grand Vacations Borrower Escrow LLC / Hilton Grand Vacations Borrower Esc, 144A	5.000%	6/01/29	BB-	162,000

250	Life Time Inc, 144A	5.750%	1/15/26	B	224,117
2,700	Total Hotels, Restaurants & Leisure				2,322,315

Nuveen Credit Income Fund (continued)

Portfolio of Investments    June 30, 2022

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Independent Power & Renewable Electricity Producers – 1.1%

$250	Clearway Energy Operating LLC, 144A	4.750%	3/15/28	BB	$224,920

500	EnfraGen Energia Sur SA / EnfraGen Spain SA / Prime Energia SpA, 144A	5.375%	12/30/30	BBB-	337,500

300	Mercury Chile Holdco LLC, 144A	6.500%	1/24/27	BB+	260,052

120	TerraForm Power Operating LLC, 144A	4.750%	1/15/30	BB-	102,779
1,170	Total Independent Power & Renewable Electricity Producers				925,251

	Industrial Conglomerates – 0.5%

450	Bidvest Group UK PLC, 144A	3.625%	9/23/26	Ba2	393,975

	Insurance – 1.8%

400	Acrisure LLC / Acrisure Finance Inc, 144A	4.250%	2/15/29	B	323,366

350	BroadStreet Partners Inc, 144A	5.875%	4/15/29	CCC+	273,843

500	First Coast Re III Pte Ltd, 144A, (3-Month U.S. Treasury Bill reference rate + 6.180% spread), (4)	7.878%	4/07/25	N/R	473,000

500	SD Re Ltd, 144A, (3-Month U.S. Treasury Bill reference rate + 9.000% spread), (4)	10.948%	11/19/24	N/R	494,600
1,750	Total Insurance				1,564,809

	IT Services – 1.3%

500	Ahead DB Holdings LLC, 144A	6.625%	5/01/28	CCC+	414,501

500	MPH Acquisition Holdings LLC, 144A	5.500%	9/01/28	Ba3	445,000

250	Presidio Holdings Inc, 144A	8.250%	2/01/28	CCC+	219,799
1,250	Total IT Services				1,079,300

	Leisure Products – 0.2%

220	Constellation Merger Sub Inc, 144A	8.500%	9/15/25	Caa2	192,599

	Machinery – 0.3%

250	WASH Multifamily Acquisition Inc, 144A	5.750%	4/15/26	B-	235,625

	Media – 3.5%

500	CCO Holdings LLC / CCO Holdings Capital Corp, 144A	5.000%	2/01/28	BB+	461,350

300	CSC Holdings LLC, 144A, (3)	4.125%	12/01/30	BB	234,000

500	CSC Holdings LLC, 144A	3.375%	2/15/31	BB	369,655

500	DISH DBS Corp	5.875%	11/15/24	B	421,250

195	DISH DBS Corp, 144A	5.250%	12/01/26	Ba3	152,849

410	DISH DBS Corp, 144A	5.750%	12/01/28	Ba3	303,568

300	iHeartCommunications Inc, 144A	5.250%	8/15/27	BB-	256,749

425	LCPR Senior Secured Financing DAC, 144A	5.125%	7/15/29	BB+	354,875

85	News Corp, 144A	5.125%	2/15/32	BB+	75,267

400	VZ Secured Financing BV, 144A	5.000%	1/15/32	BB	332,000
3,615	Total Media				2,961,563

	Metals & Mining – 2.2%

500	FMG Resources August 2006 Pty Ltd, 144A	5.875%	4/15/30	BB+	450,000

265	Mineral Resources Ltd, 144A	8.000%	11/01/27	BB	258,375

345	Mineral Resources Ltd, 144A	8.500%	5/01/30	BB	339,825

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Metals & Mining (continued)

$500	Novelis Corp, 144A	4.750%	1/30/30	BB	$415,590

520	SunCoke Energy Inc, 144A	4.875%	6/30/29	BB	415,529
2,130	Total Metals & Mining				1,879,319

	Mortgage Real Estate Investment Trust – 0.5%

300	Blackstone Mortgage Trust Inc, 144A	3.750%	1/15/27	Ba2	244,500

250	Starwood Property Trust Inc, 144A	4.375%	1/15/27	BB+	217,015
550	Total Mortgage Real Estate Investment Trust				461,515

	Oil, Gas & Consumable Fuels – 10.6%

500	Antero Midstream Partners LP / Antero Midstream Finance Corp, 144A	5.375%	6/15/29	BB	447,780

375	Apache Corp	5.100%	9/01/40	BBB-	316,642

260	Ascent Resources Utica Holdings LLC / ARU Finance Corp, 144A	7.000%	11/01/26	B+	241,800

500	Buckeye Partners LP, 144A	4.500%	3/01/28	BB	421,062

285	Callon Petroleum Co, 144A	7.500%	6/15/30	B+	262,240

415	Calumet Specialty Products Partners LP / Calumet Finance Corp, 144A	8.125%	1/15/27	B-	350,839

380	CNX Midstream Partners LP, 144A	4.750%	4/15/30	BB	319,200

490	Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp, 144A	5.625%	5/01/27	BB	436,100

350	Energean Israel Finance Ltd, Reg S, 144A	5.375%	3/30/28	BB-	296,662

425	EnLink Midstream LLC, 144A	5.625%	1/15/28	BB+	389,839

70	EQM Midstream Partners LP, 144A	7.500%	6/01/27	BB	67,519

250	Genesis Energy LP / Genesis Energy Finance Corp	8.000%	1/15/27	B	221,250

250	Hess Midstream Operations LP, 144A	5.500%	10/15/30	BB+	224,375

200	Hilcorp Energy I LP / Hilcorp Finance Co, 144A	5.750%	2/01/29	BB+	175,628

175	Hilcorp Energy I LP / Hilcorp Finance Co, 144A	6.000%	2/01/31	BB+	150,500

325	Hilcorp Energy I LP / Hilcorp Finance Co, 144A	6.250%	4/15/32	BB+	285,412

240	Holly Energy Partners LP / Holly Energy Finance Corp, 144A	6.375%	4/15/27	BB+	225,902

175	Kinetik Holdings LP, 144A	5.875%	6/15/30	BB+	166,708

350	Laredo Petroleum Inc	9.500%	1/15/25	B	347,021

250	Medco Laurel Tree Pte Ltd, 144A	6.950%	11/12/28	B+	208,708

300	MEG Energy Corp, 144A	5.875%	2/01/29	BB-	274,010

250	Murphy Oil Corp	5.875%	12/01/27	BB+	233,312

500	New Fortress Energy Inc, 144A	6.500%	9/30/26	BB-	452,881

350	NGL Energy Operating LLC / NGL Energy Finance Corp, 144A	7.500%	2/01/26	BB-	315,000

250	Occidental Petroleum Corp	6.625%	9/01/30	BB+	257,500

400	Occidental Petroleum Corp	6.450%	9/15/36	BB+	410,000

370	Parkland Corp/Canada, 144A	4.625%	5/01/30	BB	300,156

300	Peru LNG Srl, 144A	5.375%	3/22/30	B+	242,250

300	SM Energy Co, (3)	5.625%	6/01/25	BB-	283,500

350	Sunoco LP / Sunoco Finance Corp	4.500%	5/15/29	BB	288,499

Nuveen Credit Income Fund (continued)

Portfolio of Investments    June 30, 2022

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Oil, Gas & Consumable Fuels (continued)

$500	USA Compression Partners LP / USA Compression Finance Corp	6.875%	9/01/27	BB-	$443,750
10,135	Total Oil, Gas & Consumable Fuels				9,056,045

	Personal Products – 0.9%

500	Coty Inc/HFC Prestige Products Inc/HFC Prestige International US LLC, 144A	4.750%	1/15/29	BB-	429,165

500	Kronos Acquisition Holdings Inc / KIK Custom Products Inc, 144A, (3)	7.000%	12/31/27	CCC	375,000
1,000	Total Personal Products				804,165

	Pharmaceuticals – 1.2%

400	Bausch Health Cos Inc, 144A	4.875%	6/01/28	BB	313,016

500	Horizon Therapeutics USA Inc, 144A	5.500%	8/01/27	Ba2	482,175

250	ORGANON & CO/ORG, 144A	4.125%	4/30/28	BB	221,250
1,150	Total Pharmaceuticals				1,016,441

	Real Estate Management & Development – 0.8%

250	Country Garden Holdings Co Ltd, Reg S	3.125%	10/22/25	BBB-	121,875

300	Kennedy-Wilson Inc	5.000%	3/01/31	BB	232,500

400	Realogy Group LLC / Realogy Co-Issuer Corp, 144A	5.250%	4/15/30	B+	296,000
950	Total Real Estate Management & Development				650,375

	Road & Rail – 0.4%

420	First Student Bidco Inc / First Transit Parent Inc, 144A	4.000%	7/31/29	BB+	335,912

	Software – 0.3%

400	Rocket Software Inc, 144A	6.500%	2/15/29	CCC	289,128

	Specialty Retail – 2.5%

250	Asbury Automotive Group Inc, 144A	4.625%	11/15/29	BB	206,563

240	Builders FirstSource Inc, 144A	6.375%	6/15/32	Ba2	214,200

250	LCM Investments Holdings II LLC, 144A	4.875%	5/01/29	BB-	190,275

225	Michaels Cos Inc, 144A, (3)	5.250%	5/01/28	Ba3	176,843

250	Michaels Cos Inc, 144A	7.875%	5/01/29	B3	164,755

250	Staples Inc, 144A	7.500%	4/15/26	B	207,217

800	Staples Inc, 144A, (3)	10.750%	4/15/27	CCC+	528,000

500	Yum! Brands Inc	5.375%	4/01/32	BB	461,300
2,765	Total Specialty Retail				2,149,153

	Textiles, Apparel & Luxury Goods – 0.2%

250	Crocs Inc, 144A, (3)	4.250%	3/15/29	B	184,920

	Thrifts & Mortgage Finance – 0.5%

500	Rocket Mortgage LLC / Quicken Loans Co-Issuer Inc, 144A	3.625%	3/01/29	BB+	393,160

	Trading Companies & Distributors – 1.3%

445	Albion Financing 1 SARL / Aggreko Holdings Inc, 144A	6.125%	10/15/26	BB+	380,843

500	Albion Financing 2SARL, 144A, (3)	8.750%	4/15/27	BB-	418,750

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Trading Companies & Distributors (continued)

$300	WESCO Distribution Inc, 144A	7.250%	6/15/28	BB	$296,700
1,245	Total Trading Companies & Distributors				1,096,293

	Wireless Telecommunication Services – 1.2%

500	America Movil SAB de CV, 144A	5.375%	4/04/32	A-	443,750

250	CT Trust, 144A	5.125%	2/03/32	Ba1	200,313

465	Vmed O2 UK Financing I PLC, 144A	4.750%	7/15/31	BB+	375,650
1,215	Total Wireless Telecommunication Services				1,019,713
$57,407	Total Corporate Bonds (cost $56,416,644)				48,743,416

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES – 25.2%

$450	Adams Outdoor Advertising LP, 144A	7.356%	11/15/48	BB	$437,333

750	Affirm Asset Securitization Trust 2021-B, 144A	2.540%	8/17/26	N/R	683,955

2	Carvana Auto Receivables Trust, 144A	0.000%	5/10/28	N/R	1,200,000

500	CIFC Funding 2020-I Ltd, 144A, (3-Month LIBOR reference rate + 6.250% spread), (4)	7.294%	7/15/36	Ba3	442,133

1,000	COMM 2014-CCRE19 Mortgage Trust, 144A	4.854%	8/10/47	BBB-	914,621

1,000	COMM 2014-UBS3 Mortgage Trust, 144A	4.926%	6/10/47	N/R	905,479

900	COMM 2015-CCRE22 Mortgage Trust, 144A	3.000%	3/10/48	BB-	734,807

485	COMM 2015-CCRE25 Mortgage Trust	3.929%	8/10/48	BB	406,584

1,000	Connecticut Avenue Securities Trust 2021-R01, 144A, (SOFR30A reference rate + 6.000% spread), (4)	6.926%	10/25/41	N/R	831,505

850	Connecticut Avenue Securities Trust 2022-R01, 144A, (SOFR30A reference rate + 6.000% spread), (4)	6.926%	12/25/41	N/R	691,791

225	Connecticut Avenue Securities Trust 2022-R03, 144A, (SOFR30A reference rate + 6.250% spread), (4)	6.349%	3/25/42	BB-	219,733

450	Connecticut Avenue Securities Trust 2022-R04, 144A, (SOFR30A reference rate + 5.250% spread), (4)	6.176%	3/25/42	BB-	419,593

250	EWC Master Issuer LLC, 144A	5.500%	3/15/52	N/R	241,827

457	FARM 21-1 Mortgage Trust, 144A	3.237%	7/25/51	N/R	374,082

1,000	Freddie Mac STACR REMIC Trust 2021-DNA6, 144A, (SOFR30A reference rate + 7.500% spread), (4)	8.426%	10/25/41	N/R	852,641

1,000	Freddie Mac STACR REMIC Trust 2022-DNA1, 144A, (SOFR30A reference rate + 3.400% spread), (4)	4.326%	1/25/42	B+	842,664

1,000	Freddie Mac STACR REMIC Trust 2022-DNA1, 144A, (SOFR30A reference rate + 7.100% spread), (4)	8.026%	1/25/42	N/R	803,348

500	Goldentree Loan Opportunities IX Ltd, 144A, (3-Month LIBOR reference rate + 5.660% spread), (4)	6.898%	10/29/29	BB-	440,461

500	GoldentTree Loan Management US CLO 1 Ltd, 144A, (3-Month LIBOR reference rate + 7.500% spread), (4)	7.617%	10/20/34	B-	433,155

800	JPMBB Commercial Mortgage Securities Trust 2014-C22	4.702%	9/15/47	BBB	730,935

857	MAPS 2021-1 Trust, 144A	5.437%	6/15/46	Ba1	592,502

Nuveen Credit Income Fund (continued)

Portfolio of Investments    June 30, 2022

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$1,367	Mosaic Solar Loan Trust 2019-2, 144A	0.000%	9/20/40	N/R	$868,063

1,613	Mosaic Solar Loan Trust 2020-1, 144A	0.000%	4/20/46	N/R	1,532,035

1,000	Oportun Funding XIV LLC, 144A	5.400%	3/08/28	N/R	946,019

675	Oportun Issuance Trust 2021-C, 144A	5.570%	10/08/31	N/R	604,765

250	Purchasing Power Funding 2021-A LLC, 144A	4.370%	10/15/25	N/R	245,858

1,000	Regional Management Issuance Trust 2021-1, 144A	5.070%	3/17/31	BB-	860,770

1,000	Sixth Street CLO XIX Ltd, 144A, (3-Month LIBOR reference rate + 5.900% spread), (4)	6.035%	7/20/34	BB-	871,163

750	Thayer Park CLO Ltd, 144A, (3-Month LIBOR reference rate + 8.870% spread), (4)	1.000%	4/20/34	B-	648,314

1,000	VNDO Trust 2016-350P, 144A	4.033%	1/10/35	B	845,801

1,023	VR Funding LLC, 144A	6.420%	11/15/50	N/R	964,541
$23,654	Total Asset-Backed and Mortgage-Backed Securities (cost $23,597,327)				21,586,478

Principal Amount (000)	Description (1)	Coupon (6)	Reference Rate (6)	Spread (6)	Maturity (7)	Ratings (2)	Value

	VARIABLE RATE SENIOR LOAN INTERESTS – 11.8% (6)

	Beverages – 0.5%

$496	City Brewing Company, LLC, Term Loan	4.469%	3-Month LIBOR	3.500%	4/05/28	B	$442,903

	Chemicals – 0.9%

500	Lonza Group AG, Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	B	449,750

398	Lonza Group AG, Term Loan B, First Lien	5.006%	3-Month LIBOR	4.000%	7/02/28	N/R	358,003
898	Total Chemicals						807,753

	Commercial Services & Supplies – 0.2%

217	Gopher Resource, LLC, Term Loan, First Lien	4.916%	1-Month LIBOR	3.250%	1/28/25	B	179,268

	Communications Equipment – 0.9%

835	Maxar Technologies Inc, Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	B	793,947

	Construction & Engineering – 0.5%

496	Aegion Corporation, Term Loan	6.273%	1-Month LIBOR	4.750%	5/17/28	B	455,309

	Diversified Consumer Services – 0.7%

513	Spin Holdco Inc., Term Loan	5.611%	3-Month LIBOR	4.000%	3/04/28	B-	473,649

197	TMK Hawk Parent Corp., Term Loan	5.166%	1-Month LIBOR	3.500%	8/30/24	CC	148,683
710	Total Diversified Consumer Services						622,332

	Entertainment – 0.0%

36	Diamond Sports Group, LLC, Term Loan	9.181%	1-Month LIBOR	8.000%	5/19/26	B	36,172

	Health Care Providers & Services – 0.8%

48	Da Vinci Purchaser Corp., Term Loan	6.250%	3-Month LIBOR	4.000%	11/26/26	B	45,739

296	Gainwell Acquisition Corp., Term Loan B	6.250%	3-Month LIBOR	4.000%	10/01/27	BB-	280,264

3	Onex TSG Intermediate Corp., Term Loan B	6.416%	1-Month LIBOR	4.750%	2/26/28	B	2,320

370	US Radiology Specialists, Inc., Term Loan	7.500%	3-Month LIBOR	5.250%	12/15/27	B-	329,590
717	Total Health Care Providers & Services						657,913

Principal Amount (000)	Description (1)	Coupon (6)	Reference Rate (6)	Spread (6)	Maturity (7)	Ratings (2)	Value

	Insurance – 0.8%

$750	Asurion LLC, Term Loan B3, Second Lien	6.916%	1-Month LIBOR	5.250%	2/03/28	B	$644,062

	Leisure Products – 0.8%

488	ClubCorp Holdings, Inc., Term Loan B	5.000%	3-Month LIBOR	2.750%	9/18/24	B2	451,905

241	Life Time Fitness Inc , Term Loan B	6.325%	3-Month LIBOR	4.750%	12/15/24	B	237,818
729	Total Leisure Products						689,723

	Media – 0.7%

653	DirecTV Financing, LLC, Term Loan	6.666%	1-Month LIBOR	5.000%	8/02/27	BBB-	602,844

	Oil, Gas & Consumable Fuels – 0.4%

498	Gulf Finance, LLC, Term Loan	8.420%	1-Month LIBOR	6.750%	8/25/26	B	371,573

	Paper & Forest Products – 0.5%

428	Sylvamo Corporation, Term Loan B	6.124%	1-Month LIBOR	4.500%	9/13/28	BB+	409,135

	Pharmaceuticals – 0.6%

494	Jazz Financing Lux S.a.r.l., Term Loan	5.166%	1-Month LIBOR	3.500%	5/05/28	BB+	472,308

	Semiconductors & Semiconductor Equipment – 0.3%

497	Bright Bidco B.V., Term Loan B	4.774%	3-Month LIBOR	3.500%	6/30/24	CCC	222,401

	Software – 1.8%

347	Apttus Corporation, Term Loan	5.621%	3-Month LIBOR	4.250%	5/06/28	BB	326,532

498	Greeneden U.S. Holdings II, LLC, Term Loan B4	5.666%	1-Month LIBOR	4.000%	12/01/27	B2	477,684

498	Magenta Buyer LLC, Term Loan, First Lien	6.230%	3-Month LIBOR	5.000%	7/27/28	BB-	448,638

311	McAfee, LLC, Term Loan B	5.145%	1-Month LIBOR	4.000%	2/03/29	BB+	284,131

2	Sophia, L.P., Term Loan B	5.500%	3-Month LIBOR	3.250%	10/07/27	B2	1,332
1,656	Total Software						1,538,317

	Specialty Retail – 0.9%

497	LBM Acquisition LLC, Term Loan B	5.416%	1-Month LIBOR	3.750%	12/18/27	B+	410,194

422	PetSmart, Inc., Term Loan B	4.500%	3-Month LIBOR	3.750%	2/12/28	BB-	398,297
919	Total Specialty Retail						808,491

	Transportation Infrastructure – 0.5%

400	Brown Group Holding LLC, Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	B+	384,832
$11,429	Total Variable Rate Senior Loan Interests (cost $11,095,676)						10,139,283

Principal Amount (000)	Description (1)			Coupon	Maturity	Ratings (2)	Value

	SOVEREIGN DEBT – 3.4%

	Angola – 0.4%

$400	Angolan Government International Bond, 144A			8.750%	4/14/32	B-	$318,659

	Dominican Republic – 0.3%

300	Dominican Republic International Bond, 144A			4.875%	9/23/32	BB-	230,831

Nuveen Credit Income Fund (continued)

Portfolio of Investments    June 30, 2022

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Jordan – 0.3%

$300	Jordan Government International Bond, 144A	7.750%	1/15/28	BB-	$279,060

	Mongolia – 0.7%

750	Mongolia Government International Bond, 144A	3.500%	7/07/27	B	605,580

	Morocco – 0.3%

350	Morocco Government International Bond, 144A	3.000%	12/15/32	BB+	239,946

	Nigeria – 0.2%

250	Nigeria Government International Bond, 144A	8.375%	3/24/29	B2	189,688

	Oman – 0.6%

500	Oman Government International Bond, 144A	6.000%	8/01/29	Ba3	481,110

	Paraguay – 0.3%

300	Paraguay Government International Bond, 144A	3.849%	6/28/33	Ba1	244,536

	Romania – 0.3%

300	Romanian Government International Bond, 144A	5.250%	11/25/27	BBB-	285,764
$3,450	Total Sovereign Debt (cost $3,460,955)				2,875,174

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 1.6%

	Independent Power & Renewable Electricity Producers – 0.3%

$235	Vistra Corp, 144A	7.000%	N/A (5)	Ba3	$213,262

	Insurance – 0.5%

200	Assurant Inc	7.000%	3/27/48	Baa3	195,404

275	Enstar Finance LLC	5.750%	9/01/40	BBB-	249,760
475	Total Insurance				445,164

	Media – 0.3%

295	Paramount Global	6.375%	3/30/62	Baa3	263,376

	Oil, Gas & Consumable Fuels – 0.2%

200	Energy Transfer LP	6.500%	N/A (5)	BB	176,784

	Trading Companies & Distributors – 0.3%

250	AerCap Global Aviation Trust, 144A	6.500%	6/15/45	BB+	229,461
$1,455	Total $1,000 Par (or similar) Institutional Preferred (cost $1,422,989)				1,328,047

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CONTINGENT CAPITAL SECURITIES – 1.4% (8)

	Banks – 1.0%

$200	Banco Bilbao Vizcaya Argentaria SA	6.500%	N/A (5)	Ba2	$182,623

200	Banco Santander SA	4.750%	N/A (5)	Ba1	163,538

300	Intesa Sanpaolo SpA, 144A, (3)	7.700%	N/A (5)	BB-	270,225

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Banks (continued)

$285	NatWest Group PLC	6.000%	N/A (5)	BBB-	$263,741
985	Total Banks				880,127

	Capital Markets – 0.4%

350	Deutsche Bank AG, (3)	6.000%	N/A (5)	BB-	301,875
$1,335	Total Contingent Capital Securities (cost $1,298,762)				1,182,002

Shares	Description (1)	Coupon		Ratings (2)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 0.6%

	Banks – 0.3%

8,589	Wintrust Financial Corp	6.875%		BB	$221,854

	Oil, Gas & Consumable Fuels – 0.1%

5,725	NuStar Energy LP	8.769%		B2	131,961

	Trading Companies & Distributors – 0.2%

6,000	WESCO International Inc	10.625%		B	164,520
	Total $25 Par (or similar) Retail Preferred (cost $503,415)				518,335

Shares	Description (1)				Value

	COMMON STOCKS – 0.0%

	Energy Equipment & Services – 0.0%

6	Golden Close Maritime Corp Ltd, (9), (10)				$—

	Road & Rail – 0.0%

8,907	Jack Cooper Enterprises Inc, (9), (10)				89
	Total Common Stocks (cost $51)				89
	Total Long-Term Investments (cost $97,795,819)				86,372,824

Shares	Description (1)	Coupon			Value

	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 4.8%

	MONEY MARKET FUNDS – 4.8%

4,131,988	State Street Navigator Securities Lending Government Money Market Portfolio, (11)	1.560% (12)			$4,131,988
	Total Investments Purchased with Collateral from Securities Lending (cost $4,131,988)				4,131,988
	Total Investments (cost $101,927,807) – 105.7%				90,504,812
	Other Assets Less Liabilities – (5.7)%				(4,846,505)
	Net Assets – 100%				$85,658,307

Nuveen Credit Income Fund (continued)

Portfolio of Investments    June 30, 2022

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(3)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $3,916,716.

(4)	Variable rate security. The rate shown is the coupon as of the end of the reporting period.

(5)	Perpetual security. Maturity date is not applicable.

(6)

Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate (Reference Rate) plus an assigned fixed rate (Spread). These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.

(7)

Senior Loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(8)

Contingent Capital Securities (“CoCos”) are hybrid securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. For example, the terms may specify an automatic write-down of principal or a mandatory conversion into the issuer’s common stock under certain adverse circumstances, such as the issuer’s capital ratio falling below a specified level.

(9)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3.

(10)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.

(11)

The Fund may loan securities representing up to one third of the market value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The collateral maintained by the Fund shall have a market value, at the inception of each loan, equal to not less than 100% of the market value of the loaned securities. The cash collateral received by the Fund is invested in this money market fund.

(12)	The rate shown is the one-day yield as of the end of the reporting period.

(13)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

LIBOR	London Inter-Bank Offered Rate

N/A	Not Applicable.

Reg S

Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

SOFR30A	30 Day Average Secured Overnight Financing Rate

TBD

Senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final coupon rate and maturity date.

WI/DD	Purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

Nuveen Strategic Income Fund

Portfolio of Investments    June 30, 2022

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 96.9%

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES – 39.6%

$1,456	Aaset 2021-2 Trust, 144A	2.798%	1/15/47	A1	$1,241,918

600	ACRE Commercial Mortgage 2021-FL4 Ltd, 144A, (1-Month LIBOR reference rate + 2.600% spread), (3)	4.212%	12/18/37	N/R	575,820

1,609	Adams Outdoor Advertising LP, 144A	4.810%	11/15/48	A	1,583,359

1,500	Adams Outdoor Advertising LP, 144A	7.356%	11/15/48	BB	1,457,778

750	Affirm Asset Securitization Trust 2021-B, 144A	2.540%	8/17/26	N/R	683,955

2,000	AGL CLO 19 Ltd, 144A, (CME Term SOFR 3-Month reference rate + 2.750% spread), (3)	3.938%	7/21/35	AA	1,974,200

2,500	Alen 2021-ACEN Mortgage Trust, 144A, (1-Month LIBOR reference rate + 4.000% spread), (3)	5.324%	4/15/34	BB-	2,364,560

718	Ameriquest Mortgage Securities Inc Asset Back Ser 2004-R1, (1-Month LIBOR reference rate + 0.600% spread), (3)	0.787%	2/25/34	A	675,953

1,000	AMSR 2019-SFR1 Trust, 144A	3.247%	1/19/39	A1	928,126

1,482	AMSR 2020-SFR1 Trust, 144A	2.419%	4/17/37	Aa2	1,404,483

346	AMSR 2020-SFR1 Trust, 144A	2.619%	4/17/37	A1	327,954

1,000	Angel Oak Mortgage Trust 2019-5, 144A	3.957%	10/25/49	BB	942,388

1,900	Angel Oak Mortgage Trust 2020-1, 144A	3.161%	12/25/59	BBB-	1,778,834

1,000	Apidos CLO XXIX, 144A, (3-Month LIBOR reference rate + 1.550% spread), (3)	2.734%	7/25/30	AA	955,897

1,337	Applebee’s Funding LLC / IHOP Funding LLC, 144A	4.194%	6/05/49	BBB	1,296,555

550	Arroyo Mortgage Trust 2019-3, 144A	3.416%	10/25/48	A	528,632

1,050	Avis Budget Rental Car Funding AESOP LLC, 144A	4.150%	9/20/23	BBB	1,050,238

850	Avis Budget Rental Car Funding AESOP LLC, 144A	2.130%	8/20/27	BBB	746,804

1,750	Avis Budget Rental Car Funding AESOP LLC, 144A	4.080%	2/20/28	Ba2	1,565,272

2,000	BAMLL Commercial Mortgage Securities Trust 2022-DKLX, 144A, (CME Term SOFR 1-Month reference rate + 3.000% spread), (3)	4.279%	1/15/39	Baa3	1,891,519

1,115	BANK 2017-BNK5	4.346%	6/15/60	A-	1,027,295

700	BANK 2017-BNK8	4.204%	11/15/50	A-	636,088

2,700	BANK 2019-BNK18	4.359%	5/15/62	A-	2,436,856

2,500	BANK 2019-BNK21, 144A	2.500%	10/17/52	BBB	1,775,021

1,250	BANK 2019-BNK24	2.929%	11/15/62	AAA	1,183,871

115	Bear Stearns Commercial Mortgage Securities Trust 2005-PWR7	5.214%	2/11/41	BB	113,951

1,700	Benchmark 2018-B2 Mortgage Trust	4.334%	2/15/51	A-	1,544,072

1,000	Benchmark 2018-B5 Mortgage Trust	4.208%	7/15/51	AAA	993,413

1,000	Benchmark 2019-B14 Mortgage Trust, 144A	2.500%	12/15/62	BBB	696,934

1,500	Benchmark 2020-B18 Mortgage Trust, 144A	4.139%	7/15/53	B-	1,294,257

1,000	Benchmark 2020-IG2 Mortgage Trust, 144A	2.791%	9/15/48	Aaa	871,468

1,000	Benchmark 2020-IG3 Mortgage Trust, 144A	3.654%	9/15/48	N/R	909,181

299	Bojangles Issuer LLC, 144A	3.832%	10/20/50	N/R	283,583

Nuveen Strategic Income Fund (continued)

Portfolio of Investments    June 30, 2022

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$2,625	Boyce Park Clo Ltd, 144A, (CME Term SOFR 3-Month reference rate + 3.100% spread), (3)	3.647%	4/21/35	BBB-	$2,434,611

1,275	BX Commercial Mortgage Trust 2019-XL, 144A, (1-Month LIBOR reference rate + 2.000% spread), (3)	2.110%	10/15/36	N/R	1,223,688

1,634	BX Commercial Mortgage Trust 2021-XL2, 144A, (1-Month LIBOR reference rate + 1.846% spread), (3)	3.170%	10/15/38	N/R	1,533,069

1,095	BXP Trust 2017-CC, 144A	3.552%	8/13/37	BBB-	962,796

1,500	BXP Trust 2021-601L, 144A	2.868%	1/15/44	Baa3	1,073,171

496	Cars Net Lease Mortgage Notes Series 2020-1, 144A	3.100%	12/15/50	A	455,384

1,250	Cars Net Lease Mortgage Notes Series 2020-1, 144A	4.690%	12/15/50	BBB	1,176,837

1,150	CARS-DB4 LP, 144A	4.520%	2/15/50	BBB	1,040,592

635	CARS-DB5 LP, 144A	1.920%	8/15/51	A+	554,906

1,775	Carvana Auto Receivables Trust 2021-N4	2.300%	9/11/28	BBB	1,657,247

705	CD 2016-CD1 Mortgage Trust	3.631%	8/10/49	A-	636,714

1,000	CD 2017-CD3 Mortgage Trust	3.984%	2/10/50	AA-	919,711

49	CF 2020-P1 Mortgage Trust, 144A	2.840%	4/15/25	N/R	47,781

750	CF 2020-P1 Mortgage Trust, 144A	3.603%	4/15/52	N/R	755,082

1,381	CF Hippolyta Issuer LLC, 144A	2.280%	7/15/60	A-	1,238,571

690	CF Hippolyta Issuer LLC, 144A	2.600%	7/15/60	A-	586,792

276	CHL Mortgage Pass-Through Trust 2005-27	5.500%	12/25/35	N/R	224,670

2,000	CIFC Funding 2020-I Ltd, 144A, (3-Month LIBOR reference rate + 2.000% spread), (3)	3.044%	7/15/36	A	1,840,182

2,125	CIFC Funding 2020-I Ltd, 144A, (3-Month LIBOR reference rate + 3.100% spread), (3)	4.144%	7/15/36	BBB-	1,977,961

500	CIFC Funding 2020-I Ltd, 144A, (3-Month LIBOR reference rate + 6.250% spread), (3)	7.294%	7/15/36	Ba3	442,133

385	CIFC Funding 2020-II Ltd, 144A, (3-Month LIBOR reference rate + 6.500% spread), (3)	7.562%	10/20/34	BB-	344,616

1,305	CIFC Funding 2020-II Ltd, 144A, (3-Month LIBOR reference rate + 2.050% spread), (3)	3.112%	10/20/34	A	1,218,396

1,760	CIFC Funding 2020-II Ltd, 144A, (3-Month LIBOR reference rate + 3.050% spread), (3)	4.112%	10/20/34	BBB-	1,625,619

2,500	CIFC Funding 2022-IV Ltd, 144A, (SOFR 3 Month reference rate + 3.550% spread), (3)	5.151%	7/16/35	BBB-	2,351,181

1,000	Citigroup Commercial Mortgage Trust 2014-GC23, 144A	4.631%	7/10/47	BBB-	928,306

2,750	Citigroup Commercial Mortgage Trust 2015-GC29	3.758%	4/10/48	AA-	2,653,894

1,690	Citigroup Commercial Mortgage Trust 2015-GC29	4.279%	4/10/48	A-	1,597,036

850	Citigroup Commercial Mortgage Trust 2021-PRM2, 144A, (1-Month LIBOR reference rate + 1.900% spread), (3)	3.225%	10/15/36	BBB-	805,317

2,770	Cologix Data Centers US Issuer LLC, 144A	3.300%	12/26/51	N/R	2,546,865

400	COMM 2013-CCRE10 Mortgage Trust	4.210%	8/10/46	Aaa	399,520

2,000	COMM 2013-CCRE10 Mortgage Trust, 144A	5.063%	8/10/46	Baa3	1,928,123

1,500	COMM 2014-CCRE19 Mortgage Trust, 144A	4.854%	8/10/47	BBB-	1,371,931

750	COMM 2014-LC17 Mortgage Trust	4.188%	10/10/47	AAA	742,164

1,400	COMM 2014-LC17 Mortgage Trust	4.696%	10/10/47	A	1,354,271

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$2,000	Comm 2014-UBS2 Mortgage Trust	5.113%	3/10/47	Baa1	$1,950,777

2,000	COMM 2014-UBS3 Mortgage Trust, 144A	4.926%	6/10/47	N/R	1,810,958

2,000	COMM 2014-UBS3 Mortgage Trust	4.896%	6/10/47	A3	1,931,385

1,840	COMM 2015-CCRE22 Mortgage Trust	4.207%	3/10/48	A-	1,739,435

2,000	COMM 2015-CCRE22 Mortgage Trust, 144A	3.000%	3/10/48	BB-	1,632,905

2,628	COMM 2015-CCRE23 Mortgage Trust	4.428%	5/10/48	N/R	2,324,035

2,240	COMM 2015-CCRE24 Mortgage Trust	3.463%	8/10/48	BBB-	1,934,059

1,000	COMM 2015-CCRE24 Mortgage Trust	4.522%	8/10/48	AA-	975,824

500	COMM 2015-CCRE24 Mortgage Trust	4.522%	8/10/48	A-	471,835

550	COMM 2015-CCRE25 Mortgage Trust	3.929%	8/10/48	BB	461,074

3,000	COMM 2015-CCRE26 Mortgage Trust	4.621%	10/10/48	A-	2,862,078

900	COMM 2015-LC23 Mortgage Trust	4.758%	10/10/48	A-	857,044

1,000	COMM 2019-GC44 Mortgage Trust	3.643%	8/15/57	A-	846,235

1,500	Commercial Mortgage Pass Through Certificates, 144A	3.896%	1/10/39	Baa3	1,358,110

118	Connecticut Avenue Securities Trust 2018-R07, 144A	3.406%	4/25/31	A	118,115

3,120	Connecticut Avenue Securities Trust 2021-R01, 144A, (SOFR30A reference rate + 3.100% spread), (3)	4.026%	10/25/41	B+	2,672,438

625	Connecticut Avenue Securities Trust 2021-R03, 144A, (SOFR30A reference rate + 5.500% spread), (3)	6.426%	12/25/41	N/R	509,673

850	Connecticut Avenue Securities Trust 2022-R01, 144A, (SOFR30A reference rate + 6.000% spread), (3)	6.926%	12/25/41	N/R	691,791

1,805	Connecticut Avenue Securities Trust 2022-R03, 144A, (SOFR30A reference rate + 6.250% spread), (3)	6.349%	3/25/42	BB-	1,762,745

4,000	Connecticut Avenue Securities Trust 2022-R04, 144A, (SOFR30A reference rate + 5.250% spread), (3)	6.176%	3/25/42	BB-	3,729,717

1,950	Connecticut Avenue Securities Trust 2022-R06, 144A, (SOFR30A reference rate + 6.350% spread), (3)	7.298%	5/25/42	BB-	1,913,478

254	Corevest American Finance 2020-1 Trust, 144A	1.832%	3/15/50	AAA	240,789

3,000	Crescendo Royalty Funding LP, 144A	3.567%	12/20/51	N/R	2,731,138

1,000	CSMC 2021-NQM1, 144A	2.130%	5/25/65	BBB	867,040

643	DB Master Finance LLC, 144A	4.021%	5/20/49	BBB	619,849

1,194	DB Master Finance LLC, 144A	2.045%	11/20/51	BBB	1,060,099

1,194	DB Master Finance LLC, 144A	2.493%	11/20/51	BBB	1,028,564

266	Diamond Resorts Owner Trust 2021-1, 144A	2.700%	11/21/33	BBB	249,488

266	Diamond Resorts Owner Trust 2021-1, 144A	3.830%	11/21/33	BB	251,987

30,450	DOLP Trust 2021-NYC, 144A, (I/O)	0.665%	5/10/41	A-	1,326,076

990	Domino’s Pizza Master Issuer LLC, 144A	2.662%	4/25/51	BBB+	862,923

1,626	DRIVEN BRANDS FUNDING LLC, 144A	3.786%	7/20/50	BBB-	1,516,243

1,481	DRIVEN BRANDS FUNDING LLC, 144A	3.237%	1/20/51	BBB-	1,333,488

1,250	DT Auto Owner Trust 2021-1, 144A	2.380%	1/18/28	BBB+	1,164,408

2,000	EWC Master Issuer LLC, 144A	5.500%	3/15/52	N/R	1,934,613

1,590	Extended Stay America Trust, 144A, (1-Month LIBOR reference rate + 1.080% spread), (3)	1.164%	7/15/38	Aaa	1,550,278

Nuveen Strategic Income Fund (continued)

Portfolio of Investments    June 30, 2022

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$930	Fannie Mae Connecticut Avenue Securities, 144A, (SOFR30A reference rate + 3.300% spread), (3)	4.226%	11/25/41	B+	$795,411

21	Fannie Mae Pool FN 256890	6.000%	9/01/37	Aaa	22,549

24	Fannie Mae Pool FN 745101	6.000%	4/01/32	Aaa	24,769

77	Fannie Mae Pool FN 745324	6.000%	3/01/34	Aaa	79,283

1	Fannie Mae Pool FN 905597, (12-Month LIBOR reference rate + 1.875% spread), (3)	2.125%	12/01/36	N/R	756

15	Fannie Mae Pool FN 946228, (12-Month LIBOR reference rate + 1.532% spread), (3)	1.782%	9/01/37	N/R	14,426

-(4)	Fannie Mae Pool FN AL1187	5.500%	7/01/24	N/R	25

24	Fannie Mae Pool FN FM1108	5.000%	11/01/44	Aaa	25,365

166	Fannie Mae Pool FN FM1136	5.500%	3/01/39	Aaa	177,707

29	Fannie Mae Pool FN FM1137	6.000%	9/01/39	Aaa	31,992

125	Fannie Mae Pool FN FM1138	6.500%	8/01/37	Aaa	132,834

207	Fannie Mae REMICS, (1-Month LIBOR reference rate + 5.950% spread), (I/O), (3)	4.326%	9/25/43	Aaa	28,514

90	Flagstar Mortgage Trust 2017-2, 144A	4.049%	10/25/47	Aa3	86,244

1,389	Flagstar Mortgage Trust 2021-10INV, 144A	3.000%	10/25/51	Aa1	1,231,982

2,760	Flagstar Mortgage Trust 2021-4, 144A	2.500%	6/01/51	AAA	2,304,794

3,000	Flexential Issuer 2021-1, 144A	3.250%	11/27/51	N/R	2,742,747

11,608	Freddie Mac Multifamily ML Certificates, (I/O)	1.299%	7/25/41	N/R	1,285,861

4,000	Freddie Mac STACR REMIC Trust 2021-DNA5, 144A, (SOFR30A reference rate + 3.050% spread), (3)	3.976%	1/25/34	BB-	3,433,097

2,000	Freddie Mac STACR REMIC Trust 2021-DNA6, 144A, (SOFR30A reference rate + 7.500% spread), (3)	8.426%	10/25/41	N/R	1,705,281

2,000	Freddie Mac STACR REMIC Trust 2022-DNA1, 144A, (SOFR30A reference rate + 3.400% spread), (3)	4.326%	1/25/42	B+	1,685,328

4,000	Freddie Mac STACR REMIC Trust 2022-DNA3, 144A, (SOFR30A reference rate + 5.650% spread), (3)	6.576%	4/25/42	B+	3,661,404

4,000	Freddie Mac STACR REMIC Trust 2022-DNA4, 144A, (SOFR30A reference rate + 6.250% spread), (3)	7.176%	5/25/42	B	3,751,033

1,000	Freddie Mac STACR REMIC Trust 2022-HQA1, 144A, (SOFR30A reference rate + 5.250% spread), (3)	6.176%	3/25/42	B+	930,454

155	Freddie Mac Strips, (1-Month LIBOR reference rate + 5.920% spread), (I/O), (3)	4.596%	3/15/44	N/R	19,292

1,175	Freddie Mac Structured Agency Credit Risk Debt Notes, 144A, (SOFR30A reference rate + 3.650% spread), (3)	3.700%	11/25/41	B+	1,005,091

1,730	Freddie Mac Structured Agency Credit Risk Debt Notes, 144A, (SOFR30A reference rate + 3.750% spread), (3)	4.676%	2/25/42	BB	1,553,166

2,000	Freddie Mac Structured Agency Credit Risk Debt Notes, 144A, (SOFR30A reference rate + 7.500% spread), (3)	8.279%	6/25/42	B	1,997,548

900	Freddie Mac Structured Agency Credit Risk Debt Notes, 144A, (SOFR30A reference rate + 4.000% spread), (3)	4.926%	11/25/50	Ba3	847,580

500	Goldentree Loan Opportunities IX Ltd, 144A, (3-Month LIBOR reference rate + 5.660% spread), (3)	6.898%	10/29/29	BB-	440,461

2,000	GS Mortgage Securities Corp II, 144A, (1-Month LIBOR reference rate + 3.350% spread), (3)	4.674%	11/15/36	N/R	1,894,142

1,200	GS Mortgage Securities Corp Trust 2017-SLP, 144A	4.744%	10/10/32	B	1,166,718

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$1,500	GS Mortgage Securities Corp Trust 2018-TWR, 144A, (1-Month LIBOR reference rate + 1.600% spread), (3)	2.924%	7/15/31	BB	$1,422,316

1,081	GS Mortgage Securities Corp Trust 2018-TWR, 144A, (1-Month LIBOR reference rate + 1.200% spread), (3)	1.391%	7/15/31	A	1,050,000

1,000	GS Mortgage Securities Trust 2016-GS3	4.116%	10/10/49	A-	910,482

1,200	GS Mortgage Securities Trust 2016-GS4	4.080%	11/10/49	A-	1,063,864

1,425	GS Mortgage Securities Trust 2019-GC38	4.158%	2/10/52	AAA	1,379,506

1,000	GS Mortgage Securities Trust 2020-GSA2	2.012%	12/12/53	AAA	828,628

8	GS Mortgage-Backed Securities Corp Trust 2019-PJ2, 144A	4.000%	11/25/49	Aaa	8,182

187	GS Mortgage-Backed Securities Corp Trust 2019-PJ2, 144A	4.000%	11/25/49	Aa1	183,930

177	GS Mortgage-Backed Securities Corp Trust 2021-PJ5, 144A	2.500%	10/25/51	Aa1	148,222

2,697	GS Mortgage-Backed Securities Trust 2021-PJ6, 144A	2.500%	11/25/51	Aa1	2,251,227

1,801	GS Mortgage-Backed Securities Trust 2021-PJ7, 144A	2.500%	1/25/52	AA+	1,504,682

368	GS Mortgage-Backed Securities Trust 2021-PJ8, 144A	2.500%	1/25/52	Aaa	308,100

2,955	Hardee’s Funding LLC, 144A	3.981%	12/20/50	BBB	2,683,483

750	Hertz Vehicle Financing LLC, 144A	2.050%	12/26/25	Baa2	691,078

1,000	HI-FI Music IP Issuer LP, 144A	3.939%	2/01/62	N/R	955,871

612	Hilton Grand Vacations Trust 2019-A, 144A	2.840%	7/25/33	A-	583,431

2,113	Horizon Aircraft Finance II Ltd, 144A	3.721%	7/15/39	A	1,870,067

906	Horizon Aircraft Finance III Ltd, 144A	3.425%	11/15/39	A	784,696

1,000	Hotwire Funding LLC, 144A	2.658%	11/20/51	BBB	880,949

1,025	Hpefs Equipment Trust 2022-2, 144A	4.940%	3/20/30	Aa3	1,017,924

500	Hudson Yards 2019-30HY Mortgage Trust, 144A	3.558%	7/10/39	BBB-	428,005

1,000	Hudson Yards 2019-55HY Mortgage Trust, 144A	3.041%	12/10/41	N/R	773,292

557	Impac Secured Assets CMN Owner Trust	8.000%	10/25/30	N/R	495,533

449	Imperial Fund Mortgage Trust 2020-NQM1, 144A	2.051%	10/25/55	AA-	426,710

2,000	Imperial Fund Mortgage Trust 2020-NQM1, 144A	3.531%	10/25/55	BBB+	1,846,415

450	Imperial Fund Mortgage Trust 2021-NQM1, 144A	2.383%	6/25/56	BBB	357,878

445	Imperial Fund Mortgage Trust 2021-NQM1, 144A	1.617%	6/25/56	A	404,577

1,250	Industrial DPR Funding Ltd, 144A	5.380%	4/15/34	BBB	1,217,875

2,500	J.P. Morgan Chase Commercial Mortgage Securities Trust 2022-NLP, 144A, (CME Term SOFR 1-Month reference rate + 2.608% spread), (3)	3.886%	4/15/37	N/R	2,312,369

203	JP Morgan Alternative Loan Trust 2007-S1, (1-Month LIBOR reference rate + 0.560% spread), (3)	2.184%	4/25/47	AAA	204,480

335	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C16	4.166%	12/15/46	Aaa	333,442

398	JP Morgan Mortgage Trust 2018-3, 144A	3.500%	9/25/48	Aaa	366,913

128	JP Morgan Mortgage Trust 2018-4, 144A	3.500%	10/25/48	Aaa	118,680

529	JP MORGAN MORTGAGE TRUST 2018-5, 144A	3.500%	10/25/48	Aaa	488,853

898	JP Morgan Mortgage Trust 2018-6, 144A	3.868%	12/25/48	Baa3	820,108

110	JP Morgan Mortgage Trust 2019-1, 144A	4.000%	5/25/49	AAA	107,503

46	JP Morgan Mortgage Trust 2019-INV1, 144A, (1-Month LIBOR reference rate + 0.950% spread), (3)	2.574%	10/25/49	Aaa	45,754

Nuveen Strategic Income Fund (continued)

Portfolio of Investments    June 30, 2022

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$238	JP Morgan Mortgage Trust 2020-1, 144A	3.852%	6/25/50	Aa3	$213,672

448	JP Morgan Mortgage Trust 2021-11, 144A	2.500%	1/25/52	Aa1	374,812

309	JP Morgan Mortgage Trust 2021-6, 144A	2.500%	10/25/51	Aaa	258,358

308	JP Morgan Mortgage Trust 2021-7, 144A	2.500%	11/25/51	Aaa	257,777

202	JP Morgan Mortgage Trust 2021-8, 144A	2.500%	12/25/51	AAA	168,845

1,692	JPMBB Commercial Mortgage Securities Trust 2014-C22	4.702%	9/15/47	BBB	1,545,928

2,500	JPMBB Commercial Mortgage Securities Trust 2015-C31	4.766%	8/15/48	N/R	2,350,878

1,400	JPMBB Commercial Mortgage Securities Trust 2016-C1, 144A	4.390%	3/17/49	BBB	1,251,548

1,500	JPMCC Commercial Mortgage Securities Trust 2017-JP5	3.723%	3/15/50	Aaa	1,464,209

1,400	JPMCC Commercial Mortgage Securities Trust 2017-JP7, 144A	4.531%	9/15/50	BBB	1,177,508

1,335	JPMCC Commercial Mortgage Securities Trust 2017-JP7	3.781%	9/15/50	A-	1,200,099

190	Ladder Capital Commercial Mortgage 2013-GCP Mortgage Trust, 144A	3.985%	2/15/36	AAA	181,490

1,732	Lunar 2021-1 Structured Aircraft Portfolio Notes, 144A	5.682%	10/15/46	Ba3	1,513,010

282	LUNAR AIRCRAFT 2020-1 LTD, 144A	4.335%	2/15/45	BB	221,040

1,500	Madison Park Funding LIX Ltd, 144A, (3-Month LIBOR reference rate + 2.100% spread), (3)	2.345%	1/18/34	A+	1,407,995

1,500	Madison Park Funding XXXVI Ltd, 144A, (CME Term SOFR 3-Month reference rate + 3.500% spread), (3)	4.351%	4/15/35	BBB+	1,397,619

1,500	Magnetite XXIII Ltd, 144A, (3-Month LIBOR reference rate + 2.050% spread), (3)	1.000%	1/25/35	A	1,383,021

158	MAPS 2018-1 Ltd, 144A	4.212%	5/15/43	BBB+	146,279

508	MAPS 2021-1 Trust, 144A	2.521%	6/15/46	A1	440,560

34,356	MFT Trust 2020-ABC, 144A	0.235%	2/10/42	N/R	347,501

1,138	Morgan Stanley Capital I Trust 2011-C1, 144A	4.193%	9/15/47	A	1,197,045

750	Morgan Stanley Capital I Trust 2018-H3	4.177%	7/15/51	AAA	740,907

286	Morgan Stanley Residential Mortgage Loan Trust 2021-5, 144A	2.500%	8/25/51	AAA	239,554

2,000	MRCD 2019-MARK Mortgage Trust, 144A	2.718%	12/15/36	N/R	1,803,289

500	MSCG Trust 2015-ALDR, 144A	3.577%	6/07/35	BBB-	412,750

1,500	MSCG Trust 2015-ALDR, 144A	3.577%	6/07/35	A-	1,298,755

1,000	MTN Commercial Mortgage Trust 2022-LPFL, 144A, (CME Term SOFR 1-Month reference rate + 2.943% spread), (3)	2.993%	3/15/39	Baa3	950,064

802	MVW 2019-2 LLC, 144A	2.680%	10/20/38	BBB+	743,373

353	MVW 2021-1W LLC, 144A	1.940%	1/22/41	BBB	324,201

612	MVW Owner Trust 2019-1, 144A	3.330%	11/20/36	BBB+	580,924

1,000	Myers Park CLO Ltd, 144A, (3-Month LIBOR reference rate + 1.600% spread), (3)	2.663%	10/20/30	AA	957,166

1,500	Natixis Commercial Mortgage Securities Trust 2019-MILE, 144A, (1-Month LIBOR reference rate + 3.500% spread), (3)	4.824%	7/15/36	N/R	1,433,042

1,500	Natixis Commercial Mortgage Securities Trust 2019-MILE, 144A, (1-Month LIBOR reference rate + 4.250% spread), (3)	5.574%	7/15/36	N/R	1,417,523

1,100	Navistar Financial Dealer Note Master Owner Trust II, 144A, (SOFR30A reference rate + 1.800% spread), (3)	2.592%	5/25/27	Aa1	1,097,526

200	NBC Funding LLC, 144A	4.970%	7/30/51	N/R	178,845

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$1,000	Neuberger Berman Loan Advisers CLO 27 Ltd, 144A, (3-Month LIBOR reference rate + 1.400% spread), (3)	2.444%	1/15/30	AA	$959,304

660	Neuberger Berman Loan Advisers Clo 40 Ltd, 144A, (3-Month LIBOR reference rate + 5.850% spread), (3)	6.894%	4/16/33	BB-	575,724

1,000	Neuberger Berman Loan Advisers Clo 40 Ltd, 144A, (3-Month LIBOR reference rate + 2.750% spread), (3)	3.794%	4/16/33	BBB-	923,979

1,625	Neuberger Berman Loan Advisers CLO 48 Ltd, 144A, (CME Term SOFR 3-Month reference rate + 3.200% spread), (3)	3.927%	4/25/36	BBB-	1,504,958

115	New Residential Mortgage Loan Trust 2015-2, 144A	5.427%	8/25/55	Baa1	113,042

1,000	NLT 2021-INV2 Trust, 144A	2.569%	8/25/56	BBB	787,650

1,000	Oak Street Investment Grade Net Lease Fund Series 2021-1, 144A	4.230%	1/20/51	BBB+	919,749

51	OBX 2018-1 Trust, 144A, (1-Month LIBOR reference rate + 0.650% spread), (3)	2.274%	6/25/57	AAA	50,076

907	OBX 2021-J2 Trust, 144A	2.500%	7/25/51	Aa1	756,451

2,175	OHA Credit Funding 4 Ltd, 144A, (3-Month LIBOR reference rate + 3.200% spread), (3)	4.336%	10/22/36	BBB-	2,043,345

1,150	One Bryant Park Trust 2019-OBP, 144A	2.516%	9/15/54	Aaa	993,665

2,000	OPG Trust 2021-PORT, 144A, (1-Month LIBOR reference rate + 1.529% spread), (3)	2.853%	10/15/36	N/R	1,824,311

500	Oportun Funding XIV LLC, 144A	3.440%	3/08/28	N/R	470,774

500	Oportun Funding XIV LLC, 144A	5.400%	3/08/28	N/R	473,010

617	Oportun Issuance Trust 2021-C, 144A	3.610%	10/08/31	N/R	553,429

350	Oportun Issuance Trust 2021-C, 144A	5.570%	10/08/31	N/R	313,582

1,000	Palmer Square CLO 2021-3 Ltd, 144A, (3-Month LIBOR reference rate + 2.950% spread), (3)	3.182%	1/15/35	Baa3	933,065

2,500	Palmer Square CLO 2022-1 Ltd, 144A, (CME Term SOFR 3-Month reference rate + 3.050% spread), (3)	3.516%	4/20/35	Baa3	2,320,127

250	Purchasing Power Funding 2021-A LLC, 144A	4.370%	10/15/25	N/R	245,858

2,585	Purewest Funding LLC, 144A	4.091%	12/22/36	BBB+	2,495,736

18	Sequoia Mortgage Trust 2018-7, 144A	4.000%	9/25/48	Aaa	17,366

8	Sequoia Mortgage Trust 2019-2, 144A	4.000%	6/25/49	Aaa	8,181

318	Sequoia Mortgage Trust 2020-3, 144A	3.000%	4/25/50	AAA	279,794

1,459	Sesac Finance LLC, 144A	5.216%	7/25/49	N/R	1,400,903

2,277	Settlement Fee Finance 2019-1 LLC, 144A, (5)	3.840%	11/01/49	N/R	2,195,339

303	Sierra Timeshare 2019-2 Receivables Funding LLC, 144A	4.540%	5/20/36	BB	292,634

287	Sierra Timeshare 2019-3 Receivables Funding LLC, 144A	4.180%	8/20/36	BB	274,682

247	Sierra Timeshare 2021-1 Receivables Funding LLC, 144A	1.790%	11/20/37	BBB	229,666

280	S-Jets 2017-1 Ltd, 144A	3.967%	8/15/42	BBB-	246,056

40,180	SLG Office Trust 2021-OVA, 144A, (I/O)	0.258%	7/15/41	AA-	704,826

1,155	SLG Office Trust 2021-OVA, 144A	2.851%	7/15/41	N/R	893,644

1,929	SMR 2022-IND Mortgage Trust, 144A, (CME Term SOFR 1-Month reference rate + 3.950% spread), (3)	5.229%	2/15/39	Baa3	1,835,602

1,895	Sonic Capital LLC, 144A	3.845%	1/20/50	BBB	1,787,853

1,500	Spruce Hill Mortgage Loan Trust 2020-SH1, 144A	3.827%	1/28/50	BBB	1,404,094

Nuveen Strategic Income Fund (continued)

Portfolio of Investments    June 30, 2022

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$1,162	START Ireland, 144A	5.095%	3/15/44	BB	$903,636

2,617	Taco Bell Funding LLC, 144A	2.294%	8/25/51	BBB	2,194,318

1,741	Taco Bell Funding LLC, 144A	1.946%	8/25/51	BBB	1,517,005

1,500	TCW CLO 2021-2 Ltd, 144A, (3-Month LIBOR reference rate + 6.860% spread), (3)	6.985%	7/25/34	BB-	1,366,335

305	Tricon American Homes 2019-SFR1 Trust, 144A	3.198%	3/17/38	A1	287,720

700	Tricon American Homes 2020-SFR1, 144A	2.548%	7/17/38	A3	644,233

1,141	UBS-Barclays Commercial Mortgage Trust 2013-C5, 144A	3.649%	3/10/46	AA-	1,111,645

3,000	VB-S1 Issuer LLC – VBTEL, 144A	4.288%	2/15/52	BBB-	2,719,617

600	Verus Securitization Trust 2019-4, 144A	3.207%	11/25/59	A-	595,239

1,050	Verus Securitization Trust 2020-1, 144A	2.724%	1/25/60	AA-	1,029,621

316	Verus Securitization Trust 2020-4, 144A	2.321%	5/25/65	AA	302,216

2,000	Verus Securitization Trust 2021-8, 144A	3.288%	11/25/66	BBB	1,668,375

1,281	Vivint Solar Financing V LLC, 144A	7.370%	4/30/48	N/R	1,256,513

700	VNDO Trust 2016-350P, 144A	4.033%	1/10/35	B	592,061

1,148	VR Funding LLC, 144A	2.790%	11/15/50	N/R	1,041,752

205	VR Funding LLC, 144A	6.420%	11/15/50	N/R	192,908

55	Washington Mutual MSC Mortgage Pass-Through Certificates Series 2004-RA3 Trust	5.858%	8/25/38	Aaa	53,837

404	Wells Fargo Mortgage Backed Securities 2021-1 Trust, 144A	2.500%	12/25/50	AAA	338,038

987	Wells Fargo Mortgage Backed Securities 2021-INV1 Trust, 144A	3.320%	8/25/51	A	788,395

861	Wendy’s Funding LLC, 144A	2.370%	6/15/51	BBB	730,039

350	WFRBS Commercial Mortgage Trust 2013-C14	3.337%	6/15/46	Aaa	344,604

546	ZAXBY’S FUNDING LLC, 144A	3.238%	7/30/51	N/R	474,728
$412,616	Total Asset-Backed and Mortgage-Backed Securities (cost $298,681,816)				273,689,368

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CORPORATE BONDS – 33.4%

	Aerospace & Defense – 0.4%

$920	Boeing Co	2.196%	2/04/26	Baa2	$829,256

185	Boeing Co	3.250%	2/01/35	Baa2	139,982

920	Boeing Co	5.705%	5/01/40	Baa2	858,145

500	Northrop Grumman Corp	3.250%	1/15/28	BBB+	475,261

575	Raytheon Technologies Corp	1.900%	9/01/31	A-	471,141

190	Raytheon Technologies Corp	4.500%	6/01/42	A-	181,184
3,290	Total Aerospace & Defense				2,954,969

	Airlines – 0.8%

738	American Airlines 2016-1 Class AA Pass Through Trust	3.575%	1/15/28	A-	685,118

1,350	American Airlines 2021-1 Class A Pass Through Trust	2.875%	7/11/34	A	1,149,264

417	British Airways 2020-1 Class A Pass Through Trust, 144A	4.250%	11/15/32	A	400,626

378	British Airways 2020-1 Class B Pass Through Trust, 144A	8.375%	11/15/28	BBB	396,275

1,000	Grupo Aeromexico SAB de CV, 144A	8.500%	3/17/27	B	961,622

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Airlines (continued)

$1,990	United Airlines 2020-1 Class A Pass Through Trust	5.875%	10/15/27	A	$1,955,230
5,873	Total Airlines				5,548,135

	Auto Components – 0.1%

600	Adient Global Holdings Ltd, 144A	4.875%	8/15/26	BB-	526,596

500	Goodyear Tire & Rubber Co, (6)	5.000%	7/15/29	BB-	414,078
1,100	Total Auto Components				940,674

	Automobiles – 0.6%

1,040	Ford Motor Credit Co LLC	3.375%	11/13/25	BB+	936,489

1,670	General Motors Financial Co Inc	3.600%	6/21/30	BBB	1,442,901

1,500	Hyundai Capital Services Inc, 144A	2.125%	4/24/25	BBB+	1,417,011

650	Kia Corp, 144A	2.750%	2/14/27	BBB+	608,455
4,860	Total Automobiles				4,404,856

	Banks – 4.4%

1,200	Access Bank PLC, 144A	6.125%	9/21/26	B2	967,500

375	African Export-Import Bank, 144A	2.634%	5/17/26	Baa1	330,899

1,450	Akbank TAS, 144A, (6)	6.800%	2/06/26	B2	1,295,662

1,000	Banco de Credito e Inversiones SA, 144A	2.875%	10/14/31	A2	825,000

500	Banco do Brasil SA/Cayman, 144A	3.250%	9/30/26	Ba2	451,875

1,050	Banco Nacional de Comercio Exterior SNC/Cayman Islands, 144A	2.720%	8/11/31	Baa3	921,648

1,835	Banco Santander SA	3.800%	2/23/28	A-	1,716,523

425	Bancolombia SA	3.000%	1/29/25	Baa2	391,244

1,000	Bangkok Bank PCL/Hong Kong, 144A	4.300%	6/15/27	BBB+	1,000,104

500	Bangkok Bank PCL/Hong Kong, 144A	3.466%	9/23/36	Baa3	417,872

1,000	Banistmo SA, 144A	4.250%	7/31/27	Baa3	935,000

455	Bank of America Corp	3.248%	10/21/27	AA-	427,662

1,825	Bank of America Corp	1.898%	7/23/31	AA-	1,458,560

1,660	Bank of America Corp	1.922%	10/24/31	AA-	1,325,989

850	Banque Ouest Africaine de Developpement, 144A	5.000%	7/27/27	Baa1	772,446

2,065	Banque Ouest Africaine de Developpement, 144A	4.700%	10/22/31	Baa1	1,713,950

1,410	BNP Paribas SA, 144A	4.375%	5/12/26	A-	1,379,636

550	Caelus Re VI Ltd, 144A, (3-Month U.S. Treasury Bill reference rate + 5.380% spread), (3)	7.075%	6/07/23	N/R	542,300

1,000	CIMB Bank Bhd, 144A	2.125%	7/20/27	A-	907,155

275	Citigroup Inc	4.300%	11/20/26	BBB+	271,039

495	Citigroup Inc	2.572%	6/03/31	A	416,091

770	Citigroup Inc	4.910%	5/24/33	A	759,779

1,675	Development Bank of Kazakhstan JSC, 144A	2.950%	5/06/31	Baa2	1,261,476

1,375	Grupo Aval Ltd, 144A	4.375%	2/04/30	BB+	1,024,375

590	HSBC Holdings PLC	2.099%	6/04/26	A+	544,960

1,500	ING Groep NV	3.950%	3/29/27	A+	1,445,448

600	JPMorgan Chase & Co	1.470%	9/22/27	AA-	526,237

Nuveen Strategic Income Fund (continued)

Portfolio of Investments    June 30, 2022

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Banks (continued)

$1,525	JPMorgan Chase & Co	2.956%	5/13/31	A	$1,316,660

750	JPMorgan Chase & Co	1.953%	2/04/32	AA-	599,455

1,000	Turkiye Garanti Bankasi AS, 144A	7.177%	5/24/27	B-	850,220

1,525	Turkiye Vakiflar Bankasi TAO, 144A	5.500%	10/01/26	B	1,248,972

2,900	Wells Fargo & Co	3.900%	N/A (7)	Baa2	2,497,625
35,130	Total Banks				30,543,362

	Beverages – 1.1%

1,200	Anadolu Efes Biracilik Ve Malt Sanayii AS, 144A	3.375%	6/29/28	BBB-	831,429

760	Anheuser-Busch Cos LLC / Anheuser-Busch InBev Worldwide Inc	4.900%	2/01/46	BBB+	714,317

750	Becle SAB de CV, 144A	2.500%	10/14/31	BBB+	599,361

730	Central American Bottling Corp / CBC Bottling Holdco SL / Beliv Holdco SL, 144A	5.250%	4/27/29	BB+	636,925

1,800	Cia Cervecerias Unidas SA, 144A	3.350%	1/19/32	A-	1,530,720

1,000	Coca-Cola Icecek AS, 144A	4.500%	1/20/29	BBB-	817,166

565	Constellation Brands Inc	2.875%	5/01/30	BBB	491,495

1,125	Primo Water Holdings Inc, 144A	4.375%	4/30/29	B1	918,821

1,775	Triton Water Holdings Inc, 144A, (6)	6.250%	4/01/29	CCC+	1,260,250
9,705	Total Beverages				7,800,484

	Biotechnology – 0.1%

400	AbbVie Inc	3.200%	11/21/29	BBB+	367,976

300	Gilead Sciences Inc	2.600%	10/01/40	A3	219,328
700	Total Biotechnology				587,304

	Building Products – 0.1%

1,125	Cemex SAB de CV, 144A	5.125%	N/A (7)	BB-	954,506

	Capital Markets – 1.0%

1,500	Banco BTG Pactual SA/Cayman Islands, 144A	2.750%	1/11/26	Ba2	1,332,675

1,000	Compass Group Diversified Holdings LLC, 144A	5.250%	4/15/29	B+	825,000

100	Credit Suisse Group AG, 144A	3.091%	5/14/32	Baa1	79,579

1,750	ENN Clean Energy International Investment Ltd, 144A	3.375%	5/12/26	BBB-	1,589,123

1,725	Goldman Sachs Group Inc	1.992%	1/27/32	A2	1,362,646

1,480	Morgan Stanley	3.950%	4/23/27	BBB+	1,433,137

375	Morgan Stanley	1.928%	4/28/32	A1	297,363
7,930	Total Capital Markets				6,919,523

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Chemicals – 1.0%

$740	Air Products and Chemicals Inc	1.500%	10/15/25	A	$696,524

1,700	Alpek SAB de CV, 144A	4.250%	9/18/29	BBB-	1,528,419

950	EverArc Escrow Sarl, 144A	5.000%	10/30/29	BB-	799,629

1,025	OCP SA, 144A	3.750%	6/23/31	BB+	773,875

1,325	Orbia Advance Corp SAB de CV, 144A	1.875%	5/11/26	BBB	1,182,563

1,225	Sasol Financing USA LLC	4.375%	9/18/26	BB	1,079,813

790	Tronox Inc, 144A	4.625%	3/15/29	BB-	635,239
7,755	Total Chemicals				6,696,062

	Commercial Services & Supplies – 0.6%

1,670	ADT Security Corp, 144A	4.875%	7/15/32	BB-	1,329,354

2,000	Allied Universal Holdco LLC/Allied Universal Finance Corp/Atlas Luxco 4 Sarl, 144A	4.625%	6/01/28	B	1,649,405

500	Pitney Bowes Inc, 144A, (6)	6.875%	3/15/27	B2	397,107

750	Pitney Bowes Inc, 144A, (6)	7.250%	3/15/29	BB	567,405

375	Prime Security Services Borrower LLC / Prime Finance Inc, 144A	6.250%	1/15/28	B-	313,723
5,295	Total Commercial Services & Supplies				4,256,994

	Communications Equipment – 0.6%

1,000	Network i2i Ltd, 144A, (6)	3.975%	N/A (7)	BB	834,040

1,650	T-Mobile USA Inc, (6)	2.250%	11/15/31	BBB-	1,339,167

2,585	Vodafone Group PLC	4.125%	6/04/81	BB+	1,933,274
5,235	Total Communications Equipment				4,106,481

	Construction Materials – 0.5%

1,000	Cemex SAB de CV, 144A	3.875%	7/11/31	BB+	750,000

750	Gates Global LLC / Gates Corp, 144A	6.250%	1/15/26	B	695,625

1,200	GCC SAB de CV, 144A	3.614%	4/20/32	BBB-	979,524

1,250	UltraTech Cement Ltd, 144A	2.800%	2/16/31	Baa3	990,190
4,200	Total Construction Materials				3,415,339

	Consumer Finance – 0.2%

1,095	OneMain Finance Corp	3.500%	1/15/27	BB	876,000

425	OneMain Finance Corp	5.375%	11/15/29	BB	344,403
1,520	Total Consumer Finance				1,220,403

	Containers & Packaging – 0.2%

1,125	Amcor Flexibles North America Inc	2.690%	5/25/31	BBB	917,908

1,000	LABL Inc, 144A	5.875%	11/01/28	B2	807,427
2,125	Total Containers & Packaging				1,725,335

Nuveen Strategic Income Fund (continued)

Portfolio of Investments    June 30, 2022

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Diversified Financial Services – 1.0%

$500	Citrus Re Ltd, 144A, (3-Month U.S. Treasury Bill reference rate + 5.100% spread), (3)	6.900%	6/07/25	N/R	$498,000

1,450	DAE Funding LLC, 144A	3.375%	3/20/28	Baa3	1,273,390

489	GE Capital International Funding Co Unlimited Co	4.418%	11/15/35	BBB+	456,724

500	Hestia Re Ltd, 144A, (3-Month U.S. Treasury Bill reference rate + 9.500% spread), (3)	9.500%	4/22/25	N/R	494,600

1,075	Indian Railway Finance Corp Ltd, 144A	3.249%	2/13/30	BBB-	928,736

1,000	Indian Railway Finance Corp Ltd, 144A	3.570%	1/21/32	BBB-	854,230

570	Matterhorn Re Ltd, 144A	0.000%	12/07/22	N/R	518,415

250	Matterhorn Re Ltd, 144A, (SOFR reference rate + 5.315% spread), (3)	6.771%	3/24/25	N/R	244,000

1	Putnam RE PTE Ltd, 144A, (1-Month U.S. Treasury Bill reference rate + 5.500% spread), (3), (5), (16)	7.175%	6/07/24	N/R	—

300	Sanders RE II Ltd, 144A, (3-Month U.S. Treasury Bill reference rate + 3.250% spread), (3)	4.925%	4/07/25	N/R	294,120

1,000	Sanders Re Ltd, 144A, (3-Month U.S. Treasury Bill reference rate + 3.090% spread), (3)	3.296%	4/07/25	N/R	986,500

500	Sierra Ltd, 144A, (3-Month U.S. Treasury Bill reference rate + 3.250% spread), (3)	4.943%	12/28/22	N/R	497,000
7,635	Total Diversified Financial Services				7,045,715

	Diversified Telecommunication Services – 0.6%

775	Altice France SA/France, 144A	5.125%	7/15/29	B	585,125

615	AT&T Inc	4.350%	3/01/29	BBB+	605,552

405	AT&T Inc	3.500%	6/01/41	BBB+	323,383

257	AT&T Inc	3.800%	12/01/57	BBB+	198,487

770	Iliad Holding SASU, 144A	6.500%	10/15/26	BB-	692,977

950	Verizon Communications Inc	1.750%	1/20/31	A-	763,062

1,000	Verizon Communications Inc	2.875%	11/20/50	A-	709,610
4,772	Total Diversified Telecommunication Services				3,878,196

	Electric Utilities – 1.5%

1,035	AES Andres BV, 144A	5.700%	5/04/28	BB-	880,870

665	Berkshire Hathaway Energy Co	3.700%	7/15/30	A-	638,032

600	DTE Electric Co	2.250%	3/01/30	Aa3	525,175

470	Duke Energy Carolinas LLC	4.250%	12/15/41	Aa3	433,095

2,000	Edison International	5.375%	N/A (7)	BB+	1,625,000

800	Empresas Publicas de Medellin ESP, 144A	4.375%	2/15/31	Baa3	612,000

950	Eskom Holdings SOC Ltd, 144A	6.350%	8/10/28	Ba2	850,250

1,075	NextEra Energy Capital Holdings Inc	1.900%	6/15/28	A-	934,731

250	NPC Ukrenergo, 144A	6.875%	11/09/26	CCC	60,000

2,000	Oglethorpe Power Corp	4.200%	12/01/42	BBB+	1,616,362

590	PacifiCorp	2.900%	6/15/52	A+	430,208

500	PECO Energy Co	4.150%	10/01/44	Aa3	453,764

290	Public Service Co of Colorado	2.700%	1/15/51	A1	206,247

1,500	ReNew Wind Energy AP2 / ReNew Power Pvt Ltd other 9 Subsidiaries, 144A, (6)	4.500%	7/14/28	Ba3	1,174,017
12,725	Total Electric Utilities				10,439,751

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Electronic Equipment, Instruments & Components – 0.1%

$1,150	Imola Merger Corp, 144A	4.750%	5/15/29	BB+	$962,159

	Energy Equipment & Services – 0.7%

1,100	Archrock Partners LP / Archrock Partners Finance Corp, 144A	6.875%	4/01/27	B+	1,003,057

550	Archrock Partners LP / Archrock Partners Finance Corp, 144A	6.250%	4/01/28	B+	486,915

2,000	EIG Pearl Holdings Sarl, 144A	3.545%	8/31/36	A1	1,705,000

1,700	Galaxy Pipeline Assets Bidco Ltd, 144A	2.625%	3/31/36	Aa2	1,376,398
5,350	Total Energy Equipment & Services				4,571,370

	Entertainment – 0.1%

315	Magallanes Inc, 144A	5.050%	3/15/42	BBB-	267,999

145	Univision Communications Inc, 144A	7.375%	6/30/30	B+	141,737
460	Total Entertainment				409,736

	Equity Real Estate Investment Trust – 0.9%

550	Brixmor Operating Partnership LP	2.250%	4/01/28	BBB	471,648

245	Brixmor Operating Partnership LP	2.500%	8/16/31	BBB	192,120

965	Essential Properties LP	2.950%	7/15/31	BBB	756,108

1,511	Kite Realty Group Trust	4.750%	9/15/30	BBB	1,406,727

560	Regency Centers LP	2.950%	9/15/29	BBB+	492,043

240	SBA Tower Trust, 144A	2.836%	1/15/25	A2	231,620

270	SBA Tower Trust, 144A	1.884%	1/15/26	A2	249,326

500	SBA Tower Trust, 144A	1.631%	11/15/26	A2	447,267

2,200	SBA Tower Trust, 144A	1.840%	4/15/27	A2	1,960,138
7,041	Total Equity Real Estate Investment Trust				6,206,997

	Food & Staples Retailing – 0.2%

935	Sysco Corp	3.300%	7/15/26	Baa1	904,257

905	Walmart Inc	1.800%	9/22/31	AA	768,349
1,840	Total Food & Staples Retailing				1,672,606

	Food Products – 0.5%

1,600	Amaggi Luxembourg International Sarl, 144A	5.250%	1/28/28	BB	1,426,680

1,750	BRF SA, 144A	4.875%	1/24/30	Ba2	1,386,455

1,075	Ulker Biskuvi Sanayi AS, 144A	6.950%	10/30/25	B+	825,170
4,425	Total Food Products				3,638,305

	Gas Utilities – 0.3%

1,050	Ferrellgas LP / Ferrellgas Finance Corp, 144A	5.375%	4/01/26	B	911,594

1,125	Ferrellgas LP / Ferrellgas Finance Corp, 144A	5.875%	4/01/29	B	913,256
2,175	Total Gas Utilities				1,824,850

Nuveen Strategic Income Fund (continued)

Portfolio of Investments    June 30, 2022

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Health Care Providers & Services – 0.4%

$375	HCA Inc	3.500%	7/15/51	BBB-	$256,101

1,840	Tenet Healthcare Corp, 144A	4.375%	1/15/30	BB-	1,556,695

725	UnitedHealth Group Inc	2.000%	5/15/30	A+	621,263
2,940	Total Health Care Providers & Services				2,434,059

	Hotels, Restaurants & Leisure – 0.9%

500	Arcos Dorados BV, 144A	6.125%	5/27/29	BB	470,000

990	Cinemark USA Inc, 144A, (6)	5.250%	7/15/28	B	795,613

1,500	Genm Capital Labuan Ltd, 144A	3.882%	4/19/31	BBB	1,187,270

600	Life Time Inc, 144A	5.750%	1/15/26	B	537,882

965	Marriott Ownership Resorts Inc, 144A	4.500%	6/15/29	B+	802,569

325	Melco Resorts Finance Ltd, 144A	5.750%	7/21/28	BB-	208,000

1,200	MGM China Holdings Ltd, 144A	4.750%	2/01/27	B+	847,920

1,135	Sands China Ltd, 144A	3.250%	8/08/31	Baa2	749,554

1,250	Wynn Macau Ltd, 144A	5.625%	8/26/28	B+	770,000
8,465	Total Hotels, Restaurants & Leisure				6,368,808

	Independent Power & Renewable Electricity Producers – 1.0%

1,197	Alfa Desarrollo SpA, 144A	4.550%	9/27/51	BBB-	858,679

1,050	Colbun SA, 144A	3.150%	1/19/32	BBB+	843,465

1,500	EnfraGen Energia Sur SA / EnfraGen Spain SA / Prime Energia SpA, 144A	5.375%	12/30/30	BBB-	1,012,500

1,450	India Green Energy Holdings, 144A	5.375%	4/29/24	Ba3	1,355,654

875	Israel Electric Corp Ltd, Reg S, 144A	3.750%	2/22/32	BBB+	782,675

1,500	Sweihan PV Power Co PJSC, 144A	3.625%	1/31/49	BBB+	1,240,602

645	UEP Penonome II SA, 144A	6.500%	10/01/38	BB	600,715
8,217	Total Independent Power & Renewable Electricity Producers				6,694,290

	Industrial Conglomerates – 0.0%

325	Roper Technologies Inc	1.750%	2/15/31	BBB+	253,240

	Insurance – 0.9%

950	Aon Corp / Aon Global Holdings PLC	2.600%	12/02/31	A-	796,437

720	Berkshire Hathaway Finance Corp	2.875%	3/15/32	AA	645,469

500	Bonanza RE Ltd, 144A, (3-Month U.S. Treasury Bill reference rate + 4.750% spread), (3)	6.448%	12/23/24	N/R	492,750

250	Bonanza RE Ltd, 144A, (3-Month U.S. Treasury Bill reference rate + 5.750% spread), (3)	7.425%	3/16/25	N/R	246,525

820	BroadStreet Partners Inc, 144A	5.875%	4/15/29	CCC+	641,576

500	First Coast Re III Pte Ltd, 144A, (3-Month U.S. Treasury Bill reference rate + 6.180% spread), (3)	7.878%	4/07/25	N/R	473,000

355	Hartford Financial Services Group Inc	2.900%	9/15/51	BBB+	246,424

250	Kendall Re Ltd, 144A, (3-Month U.S. Treasury Bill reference rate + 4.000% spread), (3)	4.040%	5/02/24	N/R	236,312

1,395	Prudential Financial Inc	3.700%	10/01/50	BBB+	1,167,685

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Insurance (continued)

$550	Residential Reinsurance 2020 Ltd, 144A, (3-Month U.S. Treasury Bill reference rate + 6.180% spread), (3)	6.510%	12/06/24	N/R	$549,395

500	Vitality Re XII Ltd, 144A, (3-Month U.S. Treasury Bill reference rate + 2.250% spread), (3)	3.945%	1/07/25	BBB+	488,600
6,790	Total Insurance				5,984,173

	Interactive Media & Services – 0.3%

1,100	Arches Buyer Inc, 144A	4.250%	6/01/28	B1	895,626

535	Baidu Inc	1.625%	2/23/27	A	475,399

725	Prosus NV, 144A	3.680%	1/21/30	BBB	577,597
2,360	Total Interactive Media & Services				1,948,622

	Internet & Direct Marketing Retail – 0.3%

2,000	Prosus NV, 144A	3.257%	1/19/27	BBB	1,738,158

200	Prosus NV, 144A	4.850%	7/06/27	BBB	183,000
2,200	Total Internet & Direct Marketing Retail				1,921,158

	IT Services – 0.8%

2,075	Ahead DB Holdings LLC, 144A	6.625%	5/01/28	CCC+	1,720,181

750	MPH Acquisition Holdings LLC, 144A	5.500%	9/01/28	Ba3	667,499

2,140	Presidio Holdings Inc, 144A	8.250%	2/01/28	CCC+	1,881,476

1,500	Virtusa Corp, 144A	7.125%	12/15/28	CCC+	1,205,325
6,465	Total IT Services				5,474,481

	Machinery – 0.1%

800	WASH Multifamily Acquisition Inc, 144A	5.750%	4/15/26	B-	754,000

	Marine – 0.2%

1,740	Misc Capital Two Labuan Ltd, 144A	3.750%	4/06/27	BBB	1,634,539

	Media – 1.2%

1,010	Charter Communications Operating LLC / Charter Communications Operating Capital	3.900%	6/01/52	BBB-	701,156

470	Comcast Corp	2.650%	2/01/30	A-	420,559

420	Comcast Corp	3.969%	11/01/47	A-	363,182

415	Comcast Corp	2.800%	1/15/51	A-	293,615

1,500	CSC Holdings LLC, 144A	4.125%	12/01/30	BB	1,170,000

400	Discovery Communications LLC	4.875%	4/01/43	BBB-	332,594

890	DISH DBS Corp, 144A	5.250%	12/01/26	Ba3	697,618

1,500	Grupo Televisa SAB, (6)	5.250%	5/24/49	BBB+	1,473,900

925	LCPR Senior Secured Financing DAC, 144A	5.125%	7/15/29	BB+	772,375

1,500	Sirius XM Radio Inc, 144A	4.000%	7/15/28	BB	1,297,500

625	TEGNA Inc	4.625%	3/15/28	BB	584,375
9,655	Total Media				8,106,874

Nuveen Strategic Income Fund (continued)

Portfolio of Investments    June 30, 2022

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Metals & Mining – 0.9%

$700	AngloGold Ashanti Holdings PLC	3.375%	11/01/28	Baa3	$592,639

1,675	AngloGold Ashanti Holdings PLC	3.750%	10/01/30	Baa3	1,378,973

750	Antofagasta PLC, 144A, (6)	5.625%	5/13/32	BBB+	722,813

800	First Quantum Minerals Ltd, 144A	6.500%	3/01/24	B+	768,422

1,120	Freeport Indonesia PT, 144A	5.315%	4/14/32	Baa3	1,015,280

2,000	SunCoke Energy Inc, 144A	4.875%	6/30/29	BB	1,598,187
7,045	Total Metals & Mining				6,076,314

	Multiline Retail – 0.2%

1,450	JSM Global Sarl, 144A	4.750%	10/20/30	Ba1	1,098,375

	Oil, Gas & Consumable Fuels – 3.8%

625	Calumet Specialty Products Partners LP / Calumet Finance Corp, 144A	8.125%	1/15/27	B-	528,371

430	Cenovus Energy Inc, (6)	2.650%	1/15/32	BBB-	355,611

1,600	Cosan SA, 144A	5.500%	9/20/29	BB	1,474,816

480	Diamondback Energy Inc	3.250%	12/01/26	BBB	468,307

360	Diamondback Energy Inc	3.125%	3/24/31	BBB	313,543

575	Ecopetrol SA	6.875%	4/29/30	Baa3	508,300

450	Ecopetrol SA	4.625%	11/02/31	Baa3	340,871

100	Ecopetrol SA	5.875%	5/28/45	Baa3	67,934

1,000	Ecopetrol SA	5.875%	11/02/51	Baa3	653,651

900	Empresa Nacional del Petroleo, 144A	3.450%	9/16/31	A-	726,750

826	Energean Israel Finance Ltd, Reg S, 144A	5.375%	3/30/28	BB-	700,123

540	Energy Transfer LP	5.000%	5/15/50	BBB-	459,510

250	EnLink Midstream LLC	5.375%	6/01/29	BB+	218,802

575	Enterprise Products Operating LLC	3.200%	2/15/52	BBB+	412,908

335	EQM Midstream Partners LP, 144A	7.500%	6/01/30	BB	321,816

240	Holly Energy Partners LP / Holly Energy Finance Corp, 144A	6.375%	4/15/27	BB+	225,902

580	Kinder Morgan Energy Partners LP	5.800%	3/15/35	BBB	585,057

1,300	Lukoil Securities BV, 144A	3.875%	5/06/30	N/R	656,500

500	Medco Laurel Tree Pte Ltd, 144A	6.950%	11/12/28	B+	417,416

1,500	MEG Energy Corp, 144A	5.875%	2/01/29	BB-	1,370,049

1,285	MPLX LP	4.875%	6/01/25	BBB	1,291,111

255	MPLX LP	2.650%	8/15/30	BBB	212,858

800	Murphy Oil Corp	5.875%	12/01/27	BB+	746,600

1,050	New Fortress Energy Inc, 144A	6.500%	9/30/26	BB-	951,050

850	NGL Energy Operating LLC / NGL Energy Finance Corp, 144A	7.500%	2/01/26	BB-	765,000

975	ONEOK Inc	3.400%	9/01/29	BBB	860,737

1,010	Parkland Corp/Canada, 144A	4.625%	5/01/30	BB	819,345

500	Pertamina Persero PT, 144A	1.400%	2/09/26	Baa2	443,929

173	Petrobras Global Finance BV	5.750%	2/01/29	Ba1	167,763

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Oil, Gas & Consumable Fuels (continued)

$300	Petrobras Global Finance BV, (6)	5.500%	6/10/51	Ba1	$227,550

200	Petroleos del Peru SA, 144A	4.750%	6/19/32	BBB-	154,350

1,490	Petroleos Mexicanos	6.700%	2/16/32	BBB	1,136,125

100	Petroleos Mexicanos	6.750%	9/21/47	BBB	61,750

559	Petroleos Mexicanos	7.690%	1/23/50	BBB	380,008

425	Phillips 66	3.300%	3/15/52	A3	316,324

1,665	Saka Energi Indonesia PT, 144A	4.450%	5/05/24	B+	1,525,456

1,000	Saudi Arabian Oil Co, 144A	2.250%	11/24/30	A1	851,040

1,000	SierraCol Energy Andina LLC, 144A	6.000%	6/15/28	B1	730,000

1,000	Thaioil Treasury Center Co Ltd, 144A	2.500%	6/18/30	BBB	805,580

395	TotalEnergies Capital International SA	2.986%	6/29/41	A+	311,178

1,780	Transcanada Trust	5.500%	9/15/79	BBB	1,584,964

625	Tullow Oil PLC, 144A	10.250%	5/15/26	B2	596,875

975	USA Compression Partners LP / USA Compression Finance Corp	6.875%	9/01/27	BB-	865,312
31,578	Total Oil, Gas & Consumable Fuels				26,611,142

	Paper & Forest Products – 0.2%

1,500	Suzano Austria GmbH	3.125%	1/15/32	BBB-	1,129,260

	Personal Products – 0.2%

675	Coty Inc, 144A	5.000%	4/15/26	BB-	618,469

745	Natura &Co Luxembourg Holdings Sarl, 144A	6.000%	4/19/29	BB	655,600
1,420	Total Personal Products				1,274,069

	Pharmaceuticals – 0.8%

655	AbbVie Inc	4.250%	11/21/49	BBB+	581,464

695	CVS Health Corp	1.750%	8/21/30	BBB	556,654

650	CVS Health Corp	2.700%	8/21/40	BBB	469,280

355	Merck & Co Inc	2.350%	6/24/40	A+	266,487

1,475	ORGANON & CO/ORG, 144A	5.125%	4/30/31	BB-	1,272,674

1,400	Takeda Pharmaceutical Co Ltd	5.000%	11/26/28	BBB+	1,426,096

300	Teva Pharmaceutical Finance Netherlands III BV	2.800%	7/21/23	Ba2	290,183

990	Teva Pharmaceutical Finance Netherlands III BV	5.125%	5/09/29	Ba2	815,512
6,520	Total Pharmaceuticals				5,678,350

	Road & Rail – 0.1%

295	Canadian Pacific Railway Co	3.000%	12/02/41	BBB+	230,749

645	Union Pacific Corp	2.750%	3/01/26	A-	618,899
940	Total Road & Rail				849,648

Nuveen Strategic Income Fund (continued)

Portfolio of Investments    June 30, 2022

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Semiconductors & Semiconductor Equipment – 0.4%

$972	Broadcom Inc, 144A	3.469%	4/15/34	BBB-	$791,079

1,200	SK Hynix Inc, 144A	1.500%	1/19/26	Baa2	1,078,524

675	TSMC Arizona Corp	3.875%	4/22/27	AA-	672,710
2,847	Total Semiconductors & Semiconductor Equipment				2,542,313

	Software – 0.3%

1,000	Condor Merger Sub Inc, 144A, (6)	7.375%	2/15/30	CCC+	812,770

430	Oracle Corp	2.875%	3/25/31	BBB+	354,283

1,000	Rocket Software Inc, 144A	6.500%	2/15/29	CCC	722,819

340	Salesforce Inc	2.700%	7/15/41	A+	262,818
2,770	Total Software				2,152,690

	Specialty Retail – 0.5%

305	Home Depot Inc	3.300%	4/15/40	A	258,929

1,125	Michaels Cos Inc, 144A	5.250%	5/01/28	Ba3	884,216

1,000	Michaels Cos Inc, 144A, (6)	7.875%	5/01/29	B3	659,020

510	O’Reilly Automotive Inc	4.350%	6/01/28	Baa1	508,259

270	O’Reilly Automotive Inc	4.200%	4/01/30	Baa1	260,676

455	O’Reilly Automotive Inc	1.750%	3/15/31	Baa1	360,675

700	Staples Inc, 144A	7.500%	4/15/26	B	580,209
4,365	Total Specialty Retail				3,511,984

	Technology Hardware, Storage & Peripherals – 0.1%

1,085	Apple Inc	2.450%	8/04/26	Aaa	1,037,842

	Thrifts & Mortgage Finance – 0.2%

2,000	Rocket Mortgage LLC / Quicken Loans Co-Issuer Inc, 144A	3.625%	3/01/29	BB+	1,572,640

	Tobacco – 0.1%

135	BAT Capital Corp	2.259%	3/25/28	BBB+	113,094

155	BAT Capital Corp	2.726%	3/25/31	BBB+	122,761

235	BAT Capital Corp	3.984%	9/25/50	BBB+	161,903
525	Total Tobacco				397,758

	Trading Companies & Distributors – 0.5%

880	AerCap Holdings NV, (6)	5.875%	10/10/79	BB+	753,832

1,605	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	3.300%	1/30/32	BBB	1,284,789

1,825	Albion Financing 2SARL, 144A	8.750%	4/15/27	BB-	1,528,437
4,310	Total Trading Companies & Distributors				3,567,058

	Transportation Infrastructure – 0.1%

500	Adani Ports & Special Economic Zone Ltd, 144A	3.100%	2/02/31	BBB-	389,868

250	Aeropuerto Internacional de Tocumen SA, 144A	4.000%	8/11/41	BBB	202,793
750	Total Transportation Infrastructure				592,661

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Wireless Telecommunication Services – 1.3%

$1,375	America Movil SAB de CV, 144A	5.375%	4/04/32	A-	$1,220,312

2,030	AT&T Inc	3.500%	9/15/53	BBB+	1,538,737

1,400	C&W Senior Financing DAC, 144A	6.875%	9/15/27	BB-	1,256,500

775	CT Trust, 144A	5.125%	2/03/32	Ba1	620,969

975	Empresa Nacional de Telecomunicaciones SA, 144A	3.050%	9/14/32	BBB	781,219

1,386	Millicom International Cellular SA, 144A	5.125%	1/15/28	BB+	1,190,588

1,800	Telefonica Moviles Chile SA, 144A, (6)	3.537%	11/18/31	BBB+	1,512,000

995	Vmed O2 UK Financing I PLC, 144A	4.750%	7/15/31	BB+	803,811
10,736	Total Wireless Telecommunication Services				8,924,136
$273,214	Total Corporate Bonds (cost $272,930,834)				231,314,596

Principal Amount (000)(15)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	SOVEREIGN DEBT – 7.3%

	Angola – 0.1%

$1,050	Angolan Government International Bond, 144A	8.750%	4/14/32	B-	$836,480

	Bermuda – 0.2%

650	Bermuda Government International Bond, 144A	3.717%	1/25/27	A+	626,556

1,150	Bermuda Government International Bond, 144A	2.375%	8/20/30	A+	960,139
	Total Bermuda				1,586,695

	Chile – 0.2%

600	Chile Government International Bond	2.750%	1/31/27	A1	560,250

1,100	Chile Government International Bond	2.550%	1/27/32	A1	933,859
	Total Chile				1,494,109

	Colombia – 0.1%

850	Colombia Government International Bond	5.000%	6/15/45	Baa2	568,055

	Costa Rica – 0.1%

905	Costa Rica Government International Bond, 144A	5.625%	4/30/43	B	676,812

	Cote d’Ivoire–0.2%

314	Ivory Coast Government International Bond, 144A	5.750%	12/31/32	BB-	270,370

1,750	Ivory Coast Government International Bond, 144A	6.125%	6/15/33	BB-	1,370,704
	Total Cote d’Ivoire				1,641,074

	Dominican Republic – 0.3%

12,000 DOP	Dominican Republic International Bond, 144A	9.750%	6/05/26	BB-	213,651

650	Dominican Republic International Bond, 144A	5.500%	2/22/29	BB-	565,006

1,000	Dominican Republic International Bond, 144A	4.500%	1/30/30	BB-	800,568

835	Dominican Republic International Bond, 144A	5.300%	1/21/41	BB-	578,481
	Total Dominican Republic				2,157,706

Nuveen Strategic Income Fund (continued)

Portfolio of Investments    June 30, 2022

Principal Amount (000) (15)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Ecuador – 0.0%

$380	Ecuador Government International Bond, 144A	5.000%	7/31/30	B-	$244,633

	Egypt – 0.3%

1,925	Egypt Government International Bond, 144A	5.577%	2/21/23	B+	1,884,667

	El Salvador – 0.1%

1,925	El Salvador Government International Bond, 144A	6.375%	1/18/27	CCC+	642,988

	Ghana – 0.1%

1,300	Ghana Government International Bond, 144A	8.125%	3/26/32	B-	624,026

	Hungary – 0.1%

425	Hungary Government International Bond, 144A	5.250%	6/16/29	BBB	423,258

	Indonesia – 0.6%

1,300	Perusahaan Penerbit SBSN Indonesia III, 144A	2.550%	6/09/31	BBB	1,103,700

2,100	Perusahaan Penerbit SBSN Indonesia III, 144A	4.700%	6/06/32	BBB	2,063,817

950	Perusahaan Penerbit SBSN Indonesia III, 144A	3.800%	6/23/50	BBB	763,317
	Total Indonesia				3,930,834

	Iraq – 0.3%

2,261	Iraq International Bond, 144A	5.800%	1/15/28	N/R	2,030,037

	Israel – 0.1%

1,045	State of Israel, Reg S	3.800%	5/13/60	AA-	868,981

	Italy – 0.2%

1,600	Republic of Italy Government International Bond	5.375%	6/15/33	BBB-	1,652,595

	Jamaica – 0.2%

1,230	Jamaica Government International Bond	6.750%	4/28/28	B+	1,266,446

	Jordan – 0.2%

1,300	Jordan Government International Bond, 144A	5.850%	7/07/30	BB-	1,027,052

	Kazakhstan – 0.3%

850	Kazakhstan Government International Bond, 144A	4.875%	10/14/44	Baa2	705,738

1,000	Kazakhstan Government International Bond, 144A	6.500%	7/21/45	Baa2	1,003,760
	Total Kazakhstan				1,709,498

	Kenya – 0.2%

400	Republic of Kenya Government International Bond, 144A	7.000%	5/22/27	B+	297,908

1,445	Republic of Kenya Government International Bond, 144A	6.300%	1/23/34	B+	897,547
	Total Kenya				1,195,455

	Mexico – 0.7%

850	Mexico Government International Bond	3.750%	1/11/28	Baa1	813,907

1,000	Mexico Government International Bond, (6)	4.750%	4/27/32	Baa1	958,691

1,950	Mexico Government International Bond	4.280%	8/14/41	Baa1	1,541,153

1,640	Mexico Government International Bond	4.750%	3/08/44	Baa1	1,362,832
	Total Mexico				4,676,583

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Mongolia – 0.1%

$450	Mongolia Government International Bond, 144A	5.125%	4/07/26	B	$403,843

795	Mongolia Government International Bond, 144A, (6)	4.450%	7/07/31	B	606,133
	Total Mongolia				1,009,976

	Morocco – 0.2%

920	Morocco Government International Bond, 144A	3.000%	12/15/32	BB+	630,715

850	Morocco Government International Bond, 144A	5.500%	12/11/42	BB+	617,981
	Total Morocco				1,248,696

	Nigeria – 0.1%

325	Nigeria Government International Bond, 144A	8.375%	3/24/29	B2	246,594

815	Nigeria Government International Bond, 144A	7.875%	2/16/32	B2	565,202
	Total Nigeria				811,796

	Oman – 0.2%

250	Oman Government International Bond, 144A	6.750%	10/28/27	Ba3	254,702

850	Oman Government International Bond, 144A	6.000%	8/01/29	Ba3	817,887

275	Oman Sovereign Sukuk Co, 144A	4.875%	6/15/30	Ba3	266,406
	Total Oman				1,338,995

	Pakistan – 0.1%

750	Pakistan Global Sukuk Programme Co Ltd, 144A, (6)	7.950%	1/31/29	B3	650,250

	Panama – 0.2%

1,360	Panama Bonos del Tesoro	3.362%	6/30/31	BBB	1,195,440

	Peru – 0.2%

1,500	Peruvian Government International Bond	2.783%	1/23/31	Baa1	1,275,224

	Philippines – 0.2%

1,000	Philippine Government International Bond	6.375%	10/23/34	BBB+	1,122,930

495	Philippine Government International Bond	4.200%	3/29/47	BBB+	431,544
	Total Philippines				1,554,474

	Poland – 0.1%

1,000	Republic of Poland Government International Bond	3.250%	4/06/26	A2	968,700

	Qatar – 0.3%

900	Qatar Government International Bond, 144A	3.750%	4/16/30	AA-	892,294

850	Qatar Government International Bond, 144A	4.817%	3/14/49	AA-	854,007
	Total Qatar				1,746,301

	Romania – 0.1%

1,000	Romanian Government International Bond, 144A	5.250%	11/25/27	BBB-	952,548

	Rwanda – 0.2%

1,375	Rwanda International Government Bond, 144A	5.500%	8/09/31	B+	1,071,744

	Saudi Arabia – 0.2%

1,890	Saudi Government International Bond, 144A	3.750%	1/21/55	A1	1,547,097

Nuveen Strategic Income Fund (continued)

Portfolio of Investments    June 30, 2022

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	South Africa – 0.2%

$2,450	Republic of South Africa Government International Bond	5.375%	7/24/44	Ba2	$1,669,082

	South Korea – 0.1%

750	Korea Electric Power Corp, 144A	4.000%	6/14/27	AA	750,034

	Turkey – 0.2%

1,550	Turkiye Ihracat Kredi Bankasi AS, 144A	5.750%	7/06/26	B2	1,292,700

	Ukraine – 0.0%

225	Ukraine Government International Bond, 144A	7.750%	9/01/27	CCC+	56,813

390	Ukraine Government International Bond, 144A	9.750%	11/01/28	CCC+	95,550
	Total Ukraine				152,363
	Total Sovereign Debt (cost $62,839,588)				50,373,404

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 6.8%

	Automobiles – 0.3%

$1,235	General Motors Financial Co Inc	5.700%	N/A (7)	BB+	$1,074,450

1,285	General Motors Financial Co Inc	5.750%	N/A (7)	BB+	1,076,187
2,520	Total Automobiles				2,150,637

	Banks – 3.2%

1,100	Banco de Credito del Peru, 144A	3.125%	7/01/30	BBB-	1,005,175

2,370	Bank of America Corp	6.300%	N/A (7)	BBB+	2,349,591

1,500	Bank of America Corp	6.100%	N/A (7)	BBB+	1,477,020

1,330	Citigroup Inc	5.950%	N/A (7)	BBB-	1,234,707

1,000	Citigroup Inc	6.300%	N/A (7)	BBB-	933,270

1,500	Citigroup Inc	5.000%	N/A (7)	BBB-	1,320,000

2,000	CoBank ACB	6.250%	N/A (7)	BBB+	1,885,000

2,000	Goldman Sachs Group Inc	3.800%	N/A (7)	BBB-	1,559,963

1,560	Huntington Bancshares Inc/OH	5.625%	N/A (7)	Baa3	1,458,388

2,450	JPMorgan Chase & Co	3.650%	N/A (7)	BBB+	2,006,550

1,275	JPMorgan Chase & Co	5.000%	N/A (7)	BBB+	1,125,187

500	Societe Generale SA, 144A	4.027%	1/21/43	BBB	353,603

2,000	Truist Financial Corp	4.800%	N/A (7)	Baa2	1,789,800

1,415	Truist Financial Corp	5.100%	N/A (7)	Baa2	1,280,575

1,300	Wells Fargo & Co	5.900%	N/A (7)	Baa2	1,175,460

1,230	Wells Fargo & Co	5.875%	N/A (7)	Baa2	1,199,127
24,530	Total Banks				22,153,416

Principal Amount (000)	Description (1)			Coupon	Maturity	Ratings (2)	Value

	Capital Markets – 0.3%

$2,050	Charles Schwab Corp			5.375%	N/A (7)	BBB	$2,024,375

	Consumer Finance – 0.4%

1,110	Ally Financial Inc			4.700%	N/A (7)	Ba2	880,247

1,500	Capital One Financial Corp, (6)			3.950%	N/A (7)	Baa3	1,203,750

1,000	Discover Financial Services			6.125%	N/A (7)	Ba2	999,900
3,610	Total Consumer Finance						3,083,897

	Diversified Financial Services – 0.1%

1,000	Voya Financial Inc			6.125%	N/A (7)	BBB-	943,626

	Electric Utilities – 0.2%

1,500	Southern Co			4.000%	1/15/51	BBB-	1,344,720

	Food Products – 0.4%

2,730	Land O’ Lakes Inc, 144A			8.000%	N/A (7)	BB	2,688,244

	Independent Power & Renewable Electricity Producers – 0.2%

1,304	Vistra Corp, 144A			7.000%	N/A (7)	Ba3	1,183,380

	Insurance – 0.5%

2,835	AXIS Specialty Finance LLC			4.900%	1/15/40	BBB	2,381,403

1,000	Hanwha Life Insurance Co Ltd, 144A			3.379%	2/04/32	A-	911,845
3,835	Total Insurance						3,293,248

	Media – 0.3%

2,185	Paramount Global			6.375%	3/30/62	Baa3	1,950,768

	Multi-Utilities – 0.2%

2,035	Sempra Energy			4.875%	N/A (7)	BBB-	1,872,161

	Oil, Gas & Consumable Fuels – 0.5%

2,235	Enbridge Inc			5.750%	7/15/80	BBB-	2,043,505

1,400	Energy Transfer LP			6.500%	N/A (7)	BB	1,237,485
3,635	Total Oil, Gas & Consumable Fuels						3,280,990

	Trading Companies & Distributors – 0.1%

825	AerCap Global Aviation Trust, 144A			6.500%	6/15/45	BB+	757,221

	Wireless Telecommunication Services – 0.1%

800	Network i2i Ltd, 144A			5.650%	N/A (7)	BB	742,000
$52,559	Total $1,000 Par (or similar) Institutional Preferred (cost $53,932,810)						47,468,683

Principal Amount (000)	Description (1)	Coupon (8)	Reference Rate (8)	Spread (8)	Maturity (9)	Ratings (2)	Value

	VARIABLE RATE SENIOR LOAN INTERESTS – 4.9% (8)

	Airlines – 0.3%

$350	Mileage Plus Holdings LLC, Term Loan B	7.313%	3-Month LIBOR	5.250%	6/20/27	Baa3	$346,675

175	SkyMiles IP Ltd., Term Loan B	4.813%	3-Month LIBOR	3.750%	10/20/27	Baa1	174,344

Nuveen Strategic Income Fund (continued)

Portfolio of Investments    June 30, 2022

Principal Amount (000)	Description (1)	Coupon (8)	Reference Rate (8)	Spread (8)	Maturity (9)	Ratings (2)	Value

	Airlines (continued)

$1,481	United Airlines, Inc., Term Loan B	5.392%	1-Month LIBOR	3.750%	4/21/28	Ba1	$1,383,124
2,006	Total Airlines						1,904,143

	Auto Components – 0.1%

848	Clarios Global LP, Term Loan B	4.916%	1-Month LIBOR	3.250%	4/30/26	B1	793,807

	Beverages – 0.2%

222	Arterra Wines Canada, Inc., Term Loan	5.750%	3-Month LIBOR	3.500%	11/25/27	B1	207,958

397	City Brewing Company, LLC, Term Loan	4.469%	3-Month LIBOR	3.500%	4/05/28	B	354,323

875	Pegasus Bidco BV, Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	B+	832,344
1,494	Total Beverages						1,394,625

	Building Products – 0.2%

995	Chamberlain Group Inc, Term Loan B	4.506%	3-Month LIBOR	3.500%	10/22/28	B+	902,132

425	Cornerstone Building Brands, Inc., Term Loan B	4.574%	1-Month LIBOR	3.250%	4/12/28	B+	354,152
1,420	Total Building Products						1,256,284

	Chemicals – 0.2%

1,101	Messer Industries GmbH, Term Loan	4.760%	3-Month LIBOR	2.500%	3/01/26	BB-	1,054,955

69	W.R. Grace & Co.-Conn., Term Loan B	6.063%	3-Month LIBOR	3.750%	9/22/28	BB+	66,289
1,170	Total Chemicals						1,121,244

	Commercial Services & Supplies – 0.4%

246	GFL Environmental Inc., Term Loan	4.239%	3-Month LIBOR	3.000%	5/30/25	BB-	240,709

1,465	Gopher Resource, LLC, Term Loan, First Lien	4.916%	1-Month LIBOR	3.250%	1/28/25	B	1,209,555

441	Prime Security Services Borrower, LLC, Term Loan	3.500%	3-Month LIBOR	2.750%	9/23/26	BB-	412,968

242	Prometric Holdings, Inc., Term Loan, First Lien	4.670%	1-Month LIBOR	3.000%	1/29/25	B2	225,739

436	Vertical US Newco Inc, Term Loan B	4.019%	6-Month LIBOR	3.500%	7/31/27	B+	409,689
2,830	Total Commercial Services & Supplies						2,498,660

	Construction & Engineering – 0.1%

496	Aegion Corporation, Term Loan	6.273%	1-Month LIBOR	4.750%	5/17/28	B	455,309

	Containers & Packaging – 0.1%

494	Plaze, Inc., Term Loan B	7.250%	3-Month LIBOR	2.500%	8/03/26	B	460,348

246	Reynolds Group Holdings Inc. , Term Loan B2	4.916%	1-Month LIBOR	3.250%	2/05/26	B+	230,399
740	Total Containers & Packaging						690,747

	Diversified Consumer Services – 0.1%

760	Spin Holdco Inc., Term Loan	5.611%	3-Month LIBOR	4.000%	3/04/28	B-	702,206

	Diversified Telecommunication Services – 0.1%

172	Cablevision Lightpath LLC, Term Loan B	4.574%	1-Month LIBOR	3.250%	12/01/27	B+	163,542

312	Zayo Group Holdings, Inc., Term Loan	4.666%	1-Month LIBOR	3.000%	3/09/27	B	288,644
484	Total Diversified Telecommunication Services						452,186

	Electronic Equipment, Instruments & Components – 0.0%

396	Ingram Micro Inc., Term Loan B	5.750%	3-Month LIBOR	3.500%	7/02/28	BB+	375,705

Principal Amount (000)	Description (1)	Coupon (8)	Reference Rate (8)	Spread (8)	Maturity (9)	Ratings (2)	Value

	Food Products – 0.0%

$197	Chobani, LLC, Term Loan B	5.166%	1-Month LIBOR	3.500%	10/23/27	B1	$179,208

	Health Care Equipment & Supplies – 0.2%

1,197	Medline Borrower, LP, Term Loan B	4.916%	1-Month LIBOR	3.250%	10/21/28	BB-	1,113,773

	Health Care Providers & Services – 0.6%

1,109	Change Healthcare Holdings LLC, Term Loan B	4.166%	1-Month LIBOR	2.500%	3/01/24	B+	1,082,518

998	Parexel International Corporation, Term Loan, First Lien	4.883%	1-Month LIBOR	3.250%	11/15/28	B1	939,396

1,153	RegionalCare Hospital Partners Holdings, Inc., Term Loan B	5.416%	1-Month LIBOR	3.750%	11/16/25	B1	1,079,109

1,482	Select Medical Corporation, Term Loan B	4.170%	1-Month LIBOR	2.500%	3/06/25	Ba2	1,423,158
4,742	Total Health Care Providers & Services						4,524,181

	Hotels, Restaurants & Leisure – 0.1%

295	Caesars Resort Collection, LLC, Term Loan B1	5.166%	1-Month LIBOR	3.500%	7/20/25	B+	284,839

492	IRB Holding Corp, Term Loan B	4.238%	3-Month LIBOR	3.150%	12/15/27	B+	463,566
787	Total Hotels, Restaurants & Leisure						748,405

	Household Durables – 0.0%

446	Weber-Stephen Products LLC, Term Loan B	4.916%	1-Month LIBOR	3.250%	10/30/27	B	406,996

	Insurance – 0.3%

1,572	AssuredPartners, Inc., Term Loan B	5.166%	1-Month LIBOR	3.500%	2/13/27	B	1,477,327

488	Hub International Limited, Term Loan B	4.348%	3-Month LIBOR	3.250%	4/25/25	B	463,723

487	USI, Inc., Term Loan	5.250%	3-Month LIBOR	3.000%	5/16/24	B	468,182
2,547	Total Insurance						2,409,232

	Interactive Media & Services – 0.1%

743	Rackspace Technology Global, Inc., Term Loan B	3.500%	3-Month LIBOR	2.750%	2/09/28	B+	678,923

	Internet & Direct Marketing Retail – 0.1%

469	CNT Holdings I Corp, Term Loan	4.690%	1-Month LIBOR	3.500%	11/08/27	B	446,440

	Machinery – 0.1%

664	Filtration Group Corporation, Term Loan, First Lien	4.666%	1-Month LIBOR	3.000%	3/28/25	B	630,519

	Media – 0.2%

295	Banijay Entertainment S.A.S, Term Loan	4.870%	1-Month LIBOR	3.750%	3/01/25	B1	280,381

979	DirecTV Financing, LLC, Term Loan	6.666%	1-Month LIBOR	5.000%	8/02/27	BBB-	904,266
1,274	Total Media						1,184,647

	Oil, Gas & Consumable Fuels – 0.0%

244	Delek US Holdings, Inc., Term Loan B	7.166%	1-Month LIBOR	5.500%	3/30/25	BB+	242,696

	Pharmaceuticals – 0.6%

509	Endo Luxembourg Finance Company I S.a r.l., Term Loan	6.688%	1-Month LIBOR	5.000%	3/25/28	CCC	391,261

2,227	Jazz Financing Lux S.a.r.l., Term Loan	5.166%	1-Month LIBOR	3.500%	5/05/28	BB+	2,130,738

Nuveen Strategic Income Fund (continued)

Portfolio of Investments    June 30, 2022

Principal Amount (000)	Description (1)	Coupon (8)	Reference Rate (8)	Spread (8)	Maturity (9)	Ratings (2)	Value

	Pharmaceuticals (continued)

$1,399	Organon & Co, Term Loan	4.625%	3-Month LIBOR	3.000%	6/02/28	BB	$1,349,779
4,135	Total Pharmaceuticals						3,871,778

	Semiconductors & Semiconductor Equipment – 0.1%

820	Ultra Clean Holdings, Inc, Term Loan B	5.416%	1-Month LIBOR	3.750%	8/27/25	B1	799,634

	Software – 0.1%

317	Camelot U.S. Acquisition LLC, Term Loan B	4.666%	1-Month LIBOR	3.000%	10/31/26	B1	300,635

494	IGT Holding IV AB, Term Loan B2	5.650%	3-Month LIBOR	3.500%	3/29/28	B	461,656

123	Ultimate Software Group Inc (The), Term Loan	4.212%	3-Month LIBOR	3.250%	5/03/26	B1	115,689
934	Total Software						877,980

	Specialty Retail – 0.5%

526	Les Schwab Tire Centers, Term Loan B	4.000%	3-Month LIBOR	3.250%	11/02/27	B	492,309

83	LS Group OpCo Acquistion LLC, Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	N/R	83,000

992	PetSmart, Inc., Term Loan B	4.500%	3-Month LIBOR	3.750%	2/12/28	BB-	937,168

1,940	Staples, Inc., Term Loan	6.286%	3-Month LIBOR	5.000%	4/12/26	B	1,696,152
3,541	Total Specialty Retail						3,208,629

	Wireless Telecommunication Services – 0.1%

990	GOGO Intermediate Holdings LLC, Term Loan B	4.989%	3-Month LIBOR	N/A%	4/30/28	B+	939,510
$36,374	Total Variable Rate Senior Loan Interests (cost $36,181,335)						33,907,467

Principal Amount (000)	Description (1)			Coupon	Maturity	Ratings (2)	Value

	CONTINGENT CAPITAL SECURITIES – 4.0% (10)

	Banks – 3.7%

$1,650	Banco Bilbao Vizcaya Argentaria SA			6.500%	N/A (7)	Ba2	$1,506,639

1,480	Banco Mercantil del Norte SA/Grand Cayman, 144A			6.750%	N/A (7)	Ba2	1,392,695

3,460	Banco Santander SA			4.750%	N/A (7)	Ba1	2,829,211

1,375	Bancolombia SA			4.625%	12/18/29	Ba3	1,199,688

1,250	Bangkok Bank PCL/Hong Kong, 144A			5.000%	N/A (7)	Ba1	1,149,150

2,000	Bank Hapoalim BM, Reg S, 144A			3.255%	1/21/32	BBB	1,710,000

2,240	Barclays PLC			6.125%	N/A (7)	BBB-	2,079,789

1,330	BNP Paribas SA, 144A			6.625%	N/A (7)	BBB	1,275,137

2,895	HSBC Holdings PLC			6.000%	N/A (7)	BBB	2,594,644

2,265	Lloyds Banking Group PLC			7.500%	N/A (7)	Baa3	2,207,632

1,500	Lloyds Banking Group PLC			7.500%	N/A (7)	Baa3	1,455,000

2,000	Macquarie Bank Ltd/London, 144A			6.125%	N/A (7)	BB+	1,808,908

1,700	Mizrahi Tefahot Bank Ltd, Reg S, 144A			3.077%	4/07/31	BBB	1,462,000

2,000	NatWest Group PLC			8.000%	N/A (7)	BBB-	1,978,500

1,130	NatWest Group PLC			6.000%	N/A (7)	BBB-	1,045,710
28,275	Total Banks						25,694,703

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Capital Markets – 0.3%

$2,105	Deutsche Bank AG	6.000%	N/A (7)	BB-	$1,815,562
$30,380	Total Contingent Capital Securities (cost $31,604,999)				27,510,265

Shares	Description (1)	Coupon		Ratings (2)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 0.6%

	Diversified Financial Services – 0.2%

14,600	AgriBank FCB, (11)	6.875%		BBB+	$1,467,300

	Insurance – 0.4%

49,000	Assurant Inc	5.250%		Baa3	1,090,250

70,000	Enstar Group Ltd	7.000%		BBB-	1,631,000
	Total Insurance				2,721,250
	Total $25 Par (or similar) Retail Preferred (cost $4,435,000)				4,188,550

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 0.3%

$2,075	United States Treasury Note/Bond	3.250%	5/15/42	Aaa	$2,025,070
$2,075	Total U.S. Government and Agency Obligations (cost $1,948,570)				2,025,070
	Total Long-Term Investments (cost $762,554,952)				670,477,403

Shares	Description (1)	Coupon			Value

	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 1.6%

	MONEY MARKET FUNDS – 1.6%

11,270,119	State Street Navigator Securities Lending Government Money Market Portfolio, (12)	1.560% (13)			$11,270,119
	Total Investments Purchased with Collateral from Securities Lending (cost $11,270,119)				11,270,119

Principal Amount (000)	Description (1)	Coupon	Maturity		Value

	SHORT-TERM INVESTMENTS – 1.2%

	REPURCHASE AGREEMENTS – 1.2%

$8,033	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/22, repurchase price $8,032,820, collateralized by $6,905,300, U.S. Treasury Inflation Index Notes, 0.625%, due 4/15/23, value $8,193,538	0.240%	7/01/22		$8,032,820
	Total Short-Term Investments (cost $8,032,820)				8,032,820
	Total Investments (cost $781,857,891) – 99.7%				689,780,342
	Other Assets Less Liabilities – 0.3% (14)				1,824,485
	Net Assets – 100%				$691,604,827

Investments in Derivatives

Futures Contracts – Long

Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
U.S. Treasury Ultra Bond	275	9/22	$42,817,356	$42,444,531	$(372,825)

Nuveen Strategic Income Fund (continued)

Portfolio of Investments    June 30, 2022

Futures Contracts – Short

Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
U.S. Treasury 2-Year Note	(300)	9/22	$(63,393,039)	$(63,004,688)	$388,351
U.S. Treasury 5-Year Note	(500)	9/22	(56,779,039)	(56,125,000)	654,039
U.S. Treasury 10-Year Note	(225)	9/22	(27,054,042)	(26,669,531)	384,511
U.S. Treasury Ultra 10-Year Note	(75)	9/22	(9,714,060)	(9,553,125)	160,935
Total			$(156,940,180)	$(155,352,344)	$1,587,836

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(3)	Variable rate security. The rate shown is the coupon as of the end of the reporting period.

(4)	Principal Amount (000) rounds to less than $1,000.

(5)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3.

(6)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $10,661,565.

(7)	Perpetual security. Maturity date is not applicable.

(8)

Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate (Reference Rate) plus an assigned fixed rate (Spread). These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.

(9)

Senior Loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(10)

Contingent Capital Securities (“CoCos”) are hybrid securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. For example, the terms may specify an automatic write-down of principal or a mandatory conversion into the issuer’s common stock under certain adverse circumstances, such as the issuer’s capital ratio falling below a specified level.

(11)	For fair value measurement disclosure purposes, investment classified as Level 2.

(12)

The Fund may loan securities representing up to one third of the market value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The collateral maintained by the Fund shall have a market value, at the inception of each loan, equal to not less than 100% of the market value of the loaned securities. The cash collateral received by the Fund is invested in this money market fund.

(13)	The rate shown is the one-day yield as of the end of the reporting period.

(14)

Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(15)	Principal Amount (000) denominated in U.S. Dollars, unless otherwise noted.

(16)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

DOP	Dominican Peso

I/O	Interest only security

LIBOR	London Inter-Bank Offered Rate

N/A	Not Applicable.

Reg S

Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

SOFR	Secured Overnight Financing Rate

SOFR30A	30 Day Average Secured Overnight Financing Rate

TBD

Senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final coupon rate and maturity date.

WI/DD	Purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

Statement of Assets and Liabilities

June 30, 2022

	Credit Income	Strategic Income

Assets

Long-term investments, at value (cost $97,795,819 and $762,554,952, respectively)(1)	$86,372,824	$670,477,403

Investment purchased with collateral from securities lending, at value (cost approximates value)	4,131,988	11,270,119

Short-term investments, at value (cost approximates value)	—	8,032,820

Cash	—	1,209,637

Cash collateral at brokers for investments in futures contracts(2)	—	1,094,668

Receivable for:

Dividends	3,691	41,173

Interest	1,122,183	7,172,526

Investments sold	1,992,018	6,692,574

Reclaims	—	809

Shares sold	129,929	1,255,951

Variation margin on futures contracts	—	644,531

Other assets	81,680	141,545

Total assets	93,834,313	708,033,756

Liabilities

Cash overdraft	1,817,812	—

Payable for:

Collateral from securities lending program	4,131,988	11,270,119

Dividends	20,220	480,477

Investments purchased – regular settlement	—	1,201,505

Investments purchased – when issued/delayed-delivery settlement	1,686,825	948,835

Shares redeemed	333,827	1,007,423

Variation margin on futures contracts	—	848,437

Accrued expenses:

Management fees	20,601	251,031

Directors fees	42,985	69,545

12b-1 distribution and service fees	18,492	37,897

Other	103,256	313,660

Total liabilities	8,176,006	16,428,929

Net assets	$85,658,307	$691,604,827

(1)	Includes securities loaned of $3,916,716 and $10,661,565 for Credit Income and Strategic Income, respectively.

(2)	Cash pledged to collateralize the net payment obligations for investments in derivatives.

See accompanying notes to financial statements.

Statement of Assets and Liabilities (continued)

	Credit Income	Strategic Income

Class A Shares

Net assets	$51,331,594	$102,000,447

Shares outstanding	8,252,343	10,562,519

Net asset value (“NAV”) per share	$6.22	$9.66

Offering price per share (NAV per share plus maximum sales charge of 4.75% and 4.25%, respectively, of offering price)	$6.53	$10.09

Class C Shares

Net assets	$8,887,478	$19,753,861

Shares outstanding	1,431,267	2,055,986

NAV and offering price per share	$6.21	$9.61

Class R6 Shares

Net assets	$—	$236,580,952

Shares outstanding	—	24,409,422

NAV and offering price per share	$—	$9.69

Class I Shares

Net assets	$25,439,235	$333,269,567

Shares outstanding	4,080,553	34,510,882

NAV and offering price per share	$6.23	$9.66

Fund level net assets consist of:

Capital paid-in	$230,665,027	$828,038,268

Total distributable earnings (loss)	(145,006,720)	(136,433,441)

Fund level net assets	$85,658,307	$691,604,827

Authorized shares – per class	2 billion	2 billion

Par value per share	$0.0001	$0.0001

See accompanying notes to financial statements.

Statement of Operations

Year Ended June 30, 2022

	Credit Income	Strategic Income

Investment Income

Dividend	$59,701	$286,932

Interest	7,155,441	32,207,420

Securities lending income, net	21,759	58,769

Tax withheld	—	(3,557)

Total investment income	7,236,901	32,549,564

Expenses

Management fees	794,369	4,217,875

12b-1 service fees – Class A Shares	161,068	311,248

12b-1 distribution and service fees – Class C Shares	126,490	267,420

Shareholder servicing agent fees	136,812	512,948

Interest expense	10,725	5,070

Custodian fees, net	56,445	147,350

Directors fees	4,411	25,467

Professional fees	97,361	141,815

Shareholder reporting expenses	18,617	103,110

Federal and state registration fees	67,756	97,065

Other	9,452	17,296

Total expenses before fee waiver/expense reimbursement	1,483,506	5,846,664

Fee waiver/expense reimbursement	(200,059)	(828,260)

Net expenses	1,283,447	5,018,404

Net investment income (loss)	5,953,454	27,531,160

Realized and Unrealized Gain (Loss)

Net realized gain (loss) from:

Investments and foreign currency	(4,705,256)	(12,292,617)

Futures contracts	—	4,239,122

Swaps	10,169	—

Change in net unrealized appreciation (depreciation) of:

Investments and foreign currency	(14,563,484)	(113,721,127)

Futures contracts	—	1,163,834

Net realized and unrealized gain (loss)	(19,258,571)	(120,610,788)

Net increase (decrease) in net assets from operations	$(13,305,117)	$(93,079,628)

See accompanying notes to financial statements.

Statement of Changes in Net Assets

	Credit Income		Strategic Income
	Year Ended 6/30/22	Year Ended 6/30/21	Year Ended 6/30/22	Year Ended 6/30/21

Operations

Net investment income (loss)	$5,953,454	$9,212,870	$27,531,160	$20,936,901

Net realized gain (loss) from:

Investments and foreign currency	(4,705,256)	9,601,884	(12,292,617)	9,928,743

Futures contracts	—	—	4,239,122	(1,154,722)

Swaps	10,169	—	—	(20,553)

Change in net unrealized appreciation (depreciation) of:

Investments and foreign currency	(14,563,484)	9,220,305	(113,721,127)	21,564,129

Futures contracts	—	—	1,163,834	160,985

Net increase (decrease) in net assets from operations	(13,305,117)	28,035,059	(93,079,628)	51,415,483

Distributions to Shareholders

Dividends:

Class A Shares	(2,925,697)	(3,571,099)	(3,806,231)	(3,716,215)

Class C Shares	(478,065)	(728,420)	(613,221)	(790,131)

Class R3 Shares(1)	—	(9,581)	—	(69,107)

Class R6 Shares	—	—	(8,731,621)	(2,233,938)

Class I Shares	(2,603,591)	(4,404,641)	(13,540,313)	(13,610,712)

Decrease in net assets from distributions to shareholders	(6,007,353)	(8,713,741)	(26,691,386)	(20,420,103)

Fund Share Transactions

Proceeds from sale of shares	74,478,583	160,030,174	365,153,490	262,293,562

Proceeds from shares issued to shareholders due to reinvestment of distributions	5,693,978	8,252,382	21,214,611	14,543,140

	80,172,561	168,282,556	386,368,101	276,836,702

Cost of shares redeemed	(162,306,703)	(186,625,700)	(238,194,913)	(241,434,814)

Net increase (decrease) in net assets from Fund share transactions	(82,134,142)	(18,343,144)	148,173,188	35,401,888

Net increase (decrease) in net assets	(101,446,612)	978,174	28,402,174	66,397,268

Net assets at the beginning of period	187,104,919	186,126,745	663,202,653	596,805,385

Net assets at the end of period	$85,658,307	$187,104,919	$691,604,827	$663,202,653

1	Class R3 Shares converted to Class A Shares at the close of business on June 4, 2021, and are no longer available for reinvestment or through an exchange from other Nuveen mutual funds.

See accompanying notes to financial statements.

THIS PAGE INTENTIONALLY LEFT BLANK

Financial Highlights

Credit Income

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Year Ended June 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Ending NAV

Class A (8/01)

2022	$7.42	$0.32	$(1.20)	$(0.88)	$(0.32)	$—	$—	$(0.32)	$6.22

2021	6.69	0.34	0.71	1.05	(0.32)	—	—	(0.32)	7.42

2020	7.44	0.38	(0.75)	(0.37)	(0.35)	—	(0.03)	(0.38)	6.69

2019	7.51	0.46	(0.04)	0.42	(0.49)	—	—	(0.49)	7.44

2018	7.80	0.52	(0.28)	0.24	(0.53)	—	—	(0.53)	7.51

Class C (8/01)

2022	7.41	0.26	(1.19)	(0.93)	(0.27)	—	—	(0.27)	6.21

2021	6.69	0.29	0.70	0.99	(0.27)	—	—	(0.27)	7.41

2020	7.43	0.33	(0.74)	(0.41)	(0.30)	—	(0.03)	(0.33)	6.69

2019	7.50	0.40	(0.04)	0.36	(0.43)	—	—	(0.43)	7.43

2018	7.79	0.46	(0.28)	0.18	(0.47)	—	—	(0.47)	7.50

Class I (8/01)

2022	7.45	0.34	(1.22)	(0.88)	(0.34)	—	—	(0.34)	6.23

2021	6.71	0.36	0.72	1.08	(0.34)	—	—	(0.34)	7.45

2020	7.47	0.40	(0.76)	(0.36)	(0.37)	—	(0.03)	(0.40)	6.71

2019	7.54	0.48	(0.04)	0.44	(0.51)	—	—	(0.51)	7.47

2018	7.82	0.54	(0.27)	0.27	(0.55)	—	—	(0.55)	7.54

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

(12.23)%	$51,332	1.15%	4.36%	1.00%	4.51%	120%

16.01	77,953	1.12	4.63	1.00	4.75	196

(5.15)	82,545	1.12	5.19	1.00	5.31	80

5.86	151,673	1.01	6.17	1.00	6.19	113

3.16	126,376	1.04	6.66	1.00	6.70	126

(12.92)	8,887	1.90	3.55	1.75	3.70	120

15.03	15,101	1.87	3.89	1.75	4.02	196

(5.75)	22,612	1.87	4.46	1.75	4.58	80

5.04	35,655	1.77	5.44	1.75	5.46	113

2.37	41,121	1.80	5.96	1.75	6.00	126

(12.23)	25,439	0.90	4.48	0.75	4.63	120

16.40	94,051	0.87	4.86	0.75	4.99	196

(5.03)	80,728	0.86	5.36	0.75	5.47	80

6.10	101,560	0.76	6.44	0.75	6.45	113

3.52	139,777	0.79	6.91	0.75	6.95	126
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.

(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.

See accompanying notes to financial statements.

Financial Highlights (continued)

Strategic Income

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended June 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Ending NAV

Class A (2/00)

2022	$11.23	$0.35	$(1.59)	$(1.24)	$(0.33)	$—	$—	$(0.33)	$9.66

2021	10.69	0.34	0.53	0.87	(0.33)	—	—	(0.33)	11.23

2020	10.60	0.36	0.12	0.48	(0.39)	—	—	(0.39)	10.69

2019	10.17	0.40	0.38	0.78	(0.35)	—	—	(0.35)	10.60

2018	10.65	0.36	(0.43)	(0.07)	(0.21)	—	(0.20)	(0.41)	10.17

Class C (2/00)

2022	11.17	0.26	(1.57)	(1.31)	(0.25)	—	—	(0.25)	9.61

2021	10.64	0.26	0.52	0.78	(0.25)	—	—	(0.25)	11.17

2020	10.55	0.28	0.12	0.40	(0.31)	—	—	(0.31)	10.64

2019	10.12	0.32	0.39	0.71	(0.28)	—	—	(0.28)	10.55

2018	10.59	0.28	(0.42)	(0.14)	(0.13)	—	(0.20)	(0.33)	10.12

Class R6 (1/15)

2022	11.27	0.39	(1.60)	(1.21)	(0.37)	—	—	(0.37)	9.69

2021	10.73	0.38	0.53	0.91	(0.37)	—	—	(0.37)	11.27

2020	10.64	0.40	0.12	0.52	(0.43)	—	—	(0.43)	10.73

2019	10.20	0.44	0.38	0.82	(0.38)	—	—	(0.38)	10.64

2018	10.67	0.39	(0.42)	(0.03)	(0.24)	—	(0.20)	(0.44)	10.20

Class I (2/00)

2022	11.23	0.37	(1.58)	(1.21)	(0.36)	—	—	(0.36)	9.66

2021	10.69	0.37	0.53	0.90	(0.36)	—	—	(0.36)	11.23

2020	10.60	0.39	0.12	0.51	(0.42)	—	—	(0.42)	10.69

2019	10.17	0.42	0.39	0.81	(0.38)	—	—	(0.38)	10.60

2018	10.65	0.38	(0.42)	(0.04)	(0.24)	—	(0.20)	(0.44)	10.17

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

(11.26)%	$102,000	0.93%	3.09%	0.83%	3.19%	75%

8.25	139,845	0.95	2.96	0.84	3.07	128

4.63	101,886	0.97	3.28	0.84	3.42	62

7.89	87,084	0.96	3.79	0.84	3.90	54

(0.70)	106,805	0.93	3.31	0.83	3.41	124

(11.91)	19,754	1.68	2.33	1.58	2.43	75

7.39	30,993	1.70	2.21	1.59	2.33	128

3.84	37,285	1.72	2.58	1.59	2.71	62

7.11	42,024	1.71	3.03	1.59	3.15	54

(1.40)	59,612	1.68	2.56	1.58	2.66	124

(10.97)	236,581	0.59	3.49	0.49	3.59	75

8.59	67,689	0.62	3.28	0.51	3.40	128

4.96	59,099	0.63	3.64	0.50	3.77	62

8.24	50,127	0.62	4.14	0.50	4.26	54

(0.38)	46,588	0.60	3.65	0.50	3.75	124

(11.01)	333,270	0.68	3.35	0.58	3.46	75

8.51	424,677	0.70	3.21	0.59	3.32	128

4.86	395,502	0.72	3.57	0.59	3.71	62

8.15	400,059	0.71	4.04	0.59	4.15	54

(0.47)	493,098	0.68	3.56	0.58	3.67	124
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.

(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.

See accompanying notes to financial statements.

Notes to Financial Statements

1. General Information

Trust and Fund Information

Nuveen Investment Funds, Inc. (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”), as amended. The Trust is comprised of Nuveen Credit Income Fund (“Credit Income”) and Nuveen Strategic Income Fund (“Strategic Income”) (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was incorporated in the State of Maryland on August 20, 1987.

Change in Fiscal and Tax Year End

On February 24, 2022, the Funds’ Board of Directors (the “Board”) approved that each Fund’s fiscal and tax year end (collectively, “fiscal year ends”) be changed from June 30 to August 31. As a result, effective July 1, 2022, the Funds began to adhere to the fiscal reporting and regulatory filing schedule required by an August 31 fiscal year end and the next annual report for the Funds will be for the fiscal period from July 1, 2022 through August 31, 2022.

Current Fiscal Period

The end of the reporting period for the Funds is June 30, 2022, and the period covered by these Notes to Financial Statements is the fiscal year ended June 30, 2022 (the “current fiscal period”).

Investment Adviser and Sub-Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but are subject to CDSC of 1% if redeemed within twelve months of purchase. Class C Shares automatically convert to Class A Shares eight years after purchase. Class R6 and I Shares are sold without an up-front sales charge.

Other Matters

The outbreak of the novel coronavirus (“COVID-19”) and subsequent global pandemic began significantly impacting the U.S. and global financial markets and economies during the calendar ended March 31, 2020. The worldwide spread of COVID-19 has created significant uncertainty in the global economy. The duration and extent of COVID-19 over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Funds’ normal course of business, results of operations, investments, and cash flows will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.

2. Significant Accounting Policies

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. Each Fund is an investment company and follows the accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services – Investment Companies. The NAV for financial reporting purposes may differ from the NAV for processing security and shareholder transactions. The NAV for financial reporting purposes includes security and shareholder transactions through the date of the report. Total return is computed based on the NAV used for processing security and shareholder transactions. The following is a summary the significant accounting policies consistently followed by the Funds.

Compensation

The Trust pays no compensation directly to those of its directors or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Custodian Fee Credit

As an alternative to overnight investments, each Fund has an arrangement with its custodian bank, State Street Bank and Trust Company, (the “Custodian”) whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the Custodian. The amount of custodian fee credit earned by a Fund is recognized on the Statement of Operations as a component of “Custodian expenses, net.” During the current reporting period, the custodian fee credit earned by each Fund was as follows:

	Credit Income	Strategic Income
Custodian Fee Credit	$65	$65

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Foreign Currency Transactions and Translation

The books and records of the Funds are maintained in U.S. dollars. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollars at the end of each day. Purchases and sales of securities, income and expenses are translated into U.S. dollars at each prevailing exchange rate on the respective dates of the transactions.

Net realized foreign currency gains and losses resulting from changes in exchange rates associated with (i) foreign currency, (ii) investments and (iii) derivatives include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

Indemnifications

Under the Trust’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Investments and Investment Income

Securities transactions are accounted for as of the trade date for financial reporting purposes. Trade date for senior and subordinated loans purchased in the “primary market” is considered the date on which the loan allocations are determined. Trade date for senior and subordinated loans purchased in the “secondary market” is the date on which the transaction is entered into. Realized gains and losses on securities transactions are based upon the specific identification method. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when information is available. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded at fair value. Interest income, which is recorded on an accrual basis and includes accretion of discounts and the amortization of premium for financial reporting purposes. Interest income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash. Securities lending income is comprised of fees earned from borrowers and income earned on cash collateral investments.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative value of settled shares of each class. Expenses directly attributable to a class of shares are recorded to the specific class. 12b-1 distribution and service fees are allocated on a class-specific basis.

Sub-transfer agent fees and similar fees, which are recognized as a component of “Shareholder servicing agent fees” on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their relative settled shares.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting

Notes to Financial Statements (continued)

agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4 – Portfolio Securities and Investments in Derivatives.

New Accounting Pronouncements and Rule Issuances

Reference Rate Reform

In March 2020, FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates, when participating banks will no longer be required to submit London Interbank Offered Rate (LIBOR) quotes by the UK Financial Conduct Authority (FCA). The new guidance allows companies to, provided the only change to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. For new and existing contracts, the Funds may elect to apply the amendments as of March 12, 2020 through December 31, 2022. Management has not yet elected to apply the amendments, is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Funds’ investments and has currently determined that it is unlikely the ASU’s adoption will have a significant impact on the Funds’ financial statements and various filings.

Securities and Exchange Commission (“SEC”) Adopts New Rules to Modernize Fund Valuation Framework

In December 2020, the SEC voted to adopt a new rule governing fund valuation practices. New Rule 2a-5 under the 1940 Act establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of Section 2(a)(41) of the 1940 Act, which requires a fund to fair value a security when market quotations are not readily available. The SEC also adopted new Rule 31a-4 under the 1940 Act, which sets forth the recordkeeping requirements associated with fair value determinations. Finally, the SEC is rescinding previously issued guidance on related issues, including the role of a board in determining fair value and the accounting and auditing of fund investments. Rule 2a-5 and Rule 31a-4 became effective on March 8, 2021, with a compliance date of September 8, 2022. A fund may voluntarily comply with the rules after the effective date, and in advance of the compliance date, under certain conditions. Management is currently assessing the impact of these provisions on the Funds’ financial statements.

3. Investment Valuation and Fair Value Measurements

The Funds’ investments in securities are recorded at their estimated fair value utilizing valuation methods approved by the Board. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. U.S. GAAP establishes the three-tier hierarchy which is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect management’s assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

A description of the valuation techniques applied to the Funds’ major classifications of assets and liabilities measured at fair value follows:

Equity securities and exchange-traded funds listed or traded on a national market or exchange are valued based on their sale price at the official close of business of such market or exchange on the valuation date. Foreign equity securities and registered investment companies that trade on a foreign exchange are valued at the last sale price or official closing price reported on the exchange where traded and converted to U.S. dollars at the prevailing rates of exchange on the date of valuation. To the extent these securities are actively traded and that valuation adjustments are not applied, they are generally classified as Level 1. If there is no official close of business, then the latest available sale price is utilized. If no sales are reported, then the mean of the latest available bid and ask prices is utilized and these securities are generally classified as Level 2.

Investments in investment companies are valued at their respective NAVs on the valuation date and are generally classified as Level 1.

Prices of fixed-income securities are generally provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price and are generally classified as Level 1.

Any portfolio security or derivative for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued at fair value, as determined in good faith using procedures approved by the Board. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. To the extent the inputs are observable and timely, the values would be classified as Level 2 of the fair value hierarchy; otherwise they would be classified as Level 3.

The following table summarizes the market value of the Funds’ investments as of the end of the reporting period, based on the inputs used to value them:

Credit Income	Level 1	Level 2		Level 3		Total
Long-Term Investments*:
Corporate Bonds	$—	$48,743,416		$—	***	$48,743,416
Asset-Backed and Mortgage-Backed Securities	—	21,586,478		—		21,586,478
Variable Rate Senior Loan Interests	—	10,139,283		—		10,139,283
Sovereign Debt	—	2,875,174		—		2,875,174
$1,000 Par (or similar) Institutional Preferred	—	1,328,047		—		1,328,047
Contingent Capital Securities	—	1,182,002		—		1,182,002
$25 Par (or similar) Retail Preferred	518,335	—		—		518,335
Common Stocks	—	—		89	**	89
Investments Purchased with Collateral from Securities Lending	4,131,988	—		—		4,131,988
Total	$4,650,323	$85,854,400		$89		$90,504,812

Strategic Income
Long-Term Investments*:
Asset-Backed and Mortgage-Backed Securities	$—	$271,494,029		$2,195,339	**	$273,689,368
Corporate Bonds	—	231,314,596		—	***	231,314,596
Sovereign Debt	—	50,373,404		—		50,373,404
$1,000 Par (or similar) Institutional Preferred	—	47,468,683		—		47,468,683
Variable Rate Senior Loan Interests	—	33,907,467		—		33,907,467
Contingent Capital Securities	—	27,510,265		—		27,510,265
$25 Par (or similar) Retail Preferred	2,721,250	1,467,300	**	—		4,188,550
U.S. Government and Agency Obligations	—	2,025,070		—		2,025,070
Investments Purchased with Collateral from Securities Lending	11,270,119	—		—		11,270,119
Short-Term Investments:
Repurchase Agreements	—	8,032,820		—		8,032,820
Investments in Derivatives:
Futures Contracts****	1,215,011	—		—		1,215,011
Total	$15,206,380	$673,593,634		$2,195,339		$690,995,353
*	Refer to the Fund’s Portfolio of Investments for industry and country classifications, where applicable.
**	Refer to the Fund’s Portfolio of Investments for securities classified as Level 2 and/or Level 3, where applicable.
***	Refer to the Fund’s Portfolio of Investments for securities classified as Level 3. Value equals zero as of the end of the reporting period.
****	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

4. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Unfunded Commitments

Pursuant to the terms of certain of the variable rate senior loan agreements, the Funds may have unfunded senior loan commitments. Each Fund will maintain with its custodian, cash, liquid securities and/or liquid senior loans having an aggregate value at least equal to the amount of unfunded senior loan commitments. As of the end of the reporting period, the Funds had no such outstanding senior loan commitments.

Notes to Financial Statements (continued)

Participation Commitments

With respect to the senior loans held in each Fund’s portfolio, the Funds may: 1) invest in assignments; 2) act as a participant in primary lending syndicates; or 3) invest in participations. If a Fund purchases a participation of a senior loan interest, the Fund would typically enter into a contractual agreement with the lender or other third party selling the participation, rather than directly with the borrower. As such, the Fund not only assumes the credit risk of the borrower, but also that of the selling participant or other persons interpositioned between the Fund and the borrower. As of the end of the reporting period, the Funds had no such outstanding participation commitments.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty
Strategic Income	Fixed Income Clearing Corporation	$8,032,820	$(8,193,538)

Securities Lending

Each Fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions in order to generate additional income. When loaning securities, the Fund retains the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. The resulting loans are continuous, can be recalled at any time, and have no set maturity. The Funds’ custodian, State Street Bank and Trust Company, serves as the securities lending agent (the “Agent”).

When a Fund loans its portfolio securities, it will receive, at the inception of each loan, cash collateral equal to an amount not less than 100% of the market value of the loaned securities. The actual percentage of the cash collateral will vary depending upon the asset type of the loaned securities. Collateral for the loaned securities is invested in a government money market fund vehicle maintained by the Agent, which is subject to the requirements of Rule 2a-7 under the 1940 Act. The value of the loaned securities and the liability to return the cash collateral received are recognized on the Statement of Assets and Liabilities. If the market value of the loaned securities increases, the borrower must furnish additional collateral to the Fund, which is also recognized on the Statement of Assets and Liabilities. Securities out on loan are subject to termination at any time at the option of the borrower or the Fund. Upon termination, the borrower is required to return to the Fund securities identical to the securities loaned. During the term of the loan, the Fund bears the market risk with respect to the investment of collateral and the risk that the Agent may default on its contractual obligations to the Fund. The Agent bears the risk that the borrower may default on its obligation to return the loaned securities as the Agent is contractually obligated to indemnify the Fund if at the time of a default by a borrower some or all of the loan securities have not been returned.

Securities lending income recognized by a Fund consists of earnings on invested collateral and lending fees, net of any rebates to the borrower and compensation to the Agent. Such income is recognized on the Statement of Operations.

As of the end of the reporting period, the total value of the loaned securities and the total value of collateral received were as follows:

Fund	Asset Class out on Loan	Long-Term Investments, at Value	Total Collateral Received
Credit Income	Contingent Capital Securities	$440,022	$461,393
	Corporate Bonds	3,476,694	3,670,595
Total		$3,916,716	$4,131,988
Strategic Income	$1,000 Par (or similar) Institutional Preferred	$125,992	$129,525
	Corporate Bonds	8,343,121	8,858,774
	Sovereign Debt	2,192,452	2,281,820
Total		$10,661,565	$11,270,119

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investment Transactions

Long-term purchases and sales (including maturities but excluding investments purchased with collateral from securities lending and derivative transactions) during the current fiscal period were as follows:

	Credit Income	Strategic Income
Purchases	$152,595,296	$742,265,458
Sales and maturities	231,287,648	575,674,307

The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/ delayed-delivery purchase commitments. If a Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the reporting period, such amounts are recognized on the Statement of Assets and Liabilities.

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Futures Contracts

Upon execution of a futures contract, a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Cash collateral at brokers for investments in futures contracts” on the Statement of Assets and Liabilities. Investments in futures contracts obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the open contracts. If a Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit the Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

During the current fiscal period, Strategic Income used U.S. Treasury futures as part of their overall portfolio construction strategy to manage portfolio duration and yield curve exposure.

The average notional amount of futures contracts outstanding during the current fiscal period was as follows:

Strategic Income
Average notional amount of futures contracts outstanding*	$124,858,815
*

The average notional amount is calculated based on the absolute aggregate notional amount of contracts outstanding at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all futures contracts held by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
Strategic Income

Interest Rate	Futures contracts	Receivable for variation margin on futures contracts*	$(372,825)	Payable for variation margin on futures contracts*	$1,587,836
*

Value represents the cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Fund’s Portfolio of Investments and not the asset and/or liability derivatives location as described in the table above.

Notes to Financial Statements (continued)

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Futures Contracts	Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts
Strategic Income	Interest rate	Futures contracts	$4,239,122	$1,163,834

Credit Default Swap Contracts

A Fund may enter into a credit default swap contract to seek to maintain a total return on a particular investment or portion of its portfolio, or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap contracts involve one party making a stream of payments to another party in exchange for the right to receive a specified return if/when there is a credit event by a third party. Generally, a credit event means bankruptcy, failure to pay, or restructuring. The specific credit events applicable for each credit default swap are stated in the terms of the particular swap agreement. When a Fund has bought (sold) protection in a credit default swap upon occurrence of a specific credit event with respect to the underlying referenced entity, the Fund will either (i) deliver (receive) that security, or an equivalent amount of cash, from the counterparty in exchange for receipt (payment) of the notional amount to the counterparty, or (ii) receive (pay) a net settlement amount of the credit default swap contract less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The difference between the value of the security received (delivered) and the notional amount delivered (received) is recorded as a realized gain or loss. Payments paid (received) at the beginning of the measurement period are recognized as a component of “Credit default swaps premiums paid and/or received” on the Statement of Assets and Liabilities, when applicable.

Credit default swap contracts are valued daily. Changes in the value of a credit default swap during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps” and realized gains and losses are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations.

For over-the-counter (“OTC”) swaps not cleared through a clearing house (“OTC Uncleared”), the daily change in the market value of the swap contract, along with any daily interest fees accrued, are recognized as components of “Unrealized appreciation or depreciation on credit default swaps” on the Statement of Assets and Liabilities.

Upon the execution of an OTC swap cleared through a clearing house (“OTC Cleared”), a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open swap contracts, if any, is recognized as “Cash collateral at brokers for investments in swaps” on the Statement of Assets and Liabilities. Investments in OTC Cleared swaps obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap. If a Fund has unrealized appreciation, the clearing broker would credit the Fund’s account with an amount equal to the appreciation and conversely if a Fund has unrealized depreciation, the clearing broker will debit a Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin for OTC Cleared swaps is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. Upon the execution of an OTC Uncleared swap, neither the Fund nor the counterparty is required to deposit initial margin as the trades are recorded bilaterally between both parties to the swap contract, and the terms of the variation margin are subject to a predetermined threshold negotiated by the Fund and the counterparty. Variation margin for OTC Uncleared swaps is recognized as a component of “Unrealized appreciation or depreciation on credit default swaps” as described in the preceding paragraph. The maximum potential amount of future payments the Fund could incur as a buyer or seller of protection in a credit default swap contract is limited to the notional amount of the contract. The maximum potential amount would be offset by the recovery value, if any, of the respective referenced entity.

During the current fiscal period, Credit Income used credit default swaps to increase the portfolio exposure to high yield credit.

The average notional amount of credit default swap contacts outstanding during the current fiscal period was as follows:

Credit Income
Average notional amount of credit default swap contracts outstanding*	$1,700,000
*	The average notional amount is calculated based on the outstanding notional at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation Depreciation) of Swaps
Credit Income	Credit	Swaps	$10,169	$—

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

5. Fund Shares

Transactions in Fund shares during the current and prior fiscal period were as follows:

	Year Ended 6/30/22		Year Ended 6/30/21
Credit Income	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,318,841	$9,494,449	4,713,474	$33,650,595
Class A - automatic conversion of Class C Shares	181	1,298	2,903	21,166
Class A - automatic conversion of Class R3 Shares	—	—	33,499	247,561
Class C	108,118	767,238	161,941	1,164,088
Class R3[1]	—	—	3,490	25,745
Class I	8,821,750	64,215,598	17,507,057	124,921,019
Shares issued to shareholders due to reinvestment of distributions:
Class A	382,466	2,700,475	463,537	3,331,198
Class C	67,514	477,445	100,501	720,396
Class R3[1]	—	—	1,222	8,957
Class I	350,312	2,516,058	579,184	4,191,831
	11,049,182	80,172,561	23,566,808	168,282,556
Shares redeemed:
Class A	(3,950,941)	(28,481,462)	(7,044,878)	(50,346,706)
Class C	(781,245)	(5,508,093)	(1,604,428)	(11,502,815)
Class C - automatic conversion to Class A Shares	(181)	(1,298)	(2,907)	(21,166)
Class R3[1]	—	—	(7,230)	(52,700)
Class R3 - automatic conversion to Class A Shares	—	—	(32,790)	(247,561)
Class I	(17,717,847)	(128,315,850)	(17,488,589)	(124,454,752)
	(22,450,214)	(162,306,703)	(26,180,822)	(186,625,700)
Net increase (decrease)	(11,401,032)	$(82,134,142)	(2,614,014)	$(18,343,144)

Notes to Financial Statements (continued)

	Year Ended 6/30/22		Year Ended 6/30/21
Strategic Income	Shares	Amount	Shares	Amount
Shares sold:
Class A	2,074,903	$22,023,970	4,300,992	$47,607,779
Class A - automatic conversion of Class C Shares	1,698	17,693	11,336	125,494
Class A - automatic conversion of Class R3 Shares	—	—	166,701	1,860,249
Class C	175,027	1,905,437	654,656	7,202,856
Class R3[1]	—	—	56,077	624,947
Class R6	19,948,897	225,387,789	3,340,178	37,090,284
Class I	10,873,634	115,818,601	15,118,572	167,781,953
Shares issued to shareholders due to reinvestment of distributions:
Class A	294,729	3,152,123	281,391	3,122,654
Class C	55,381	589,068	67,933	749,356
Class R3[1]	—	—	5,023	55,799
Class R6	800,966	8,544,118	189,462	2,111,437
Class I	837,346	8,929,302	766,117	8,503,894
	35,062,581	386,368,101	24,958,438	276,836,702
Shares redeemed:
Class A	(4,264,306)	(45,949,857)	(1,835,769)	(20,377,866)
Class C	(947,420)	(10,091,244)	(1,441,974)	(15,874,191)
Class C - automatic conversion to Class A Shares	(1,706)	(17,693)	(11,388)	(125,494)
Class R3[1]	—	—	(177,761)	(1,980,525)
Class R3 - automatic conversion to Class A Shares			(166,106)	(1,860,249)
Class R6	(2,343,991)	(24,558,640)	(3,031,536)	(33,769,016)
Class I	(15,013,236)	(157,577,479)	(15,061,631)	(167,447,473)
	(22,570,659)	(238,194,913)	(21,726,165)	(241,434,814)
Net increase (decrease)	12,491,922	$148,173,188	3,232,273	$35,401,888
[1]	Class R3 Shares converted to Class A Shares at the close of business on June 4, 2021, and are no longer available for reinvestment or through an exchange from other Nuveen mutual funds.

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

Each Fund files income tax returns in U.S. federal and applicable state and local jurisdictions. A Fund’s federal income tax returns are generally subject to examination for a period of three fiscal years after being filed. State and local tax returns may be subject to examination for an additional period of time depending on the jurisdiction. Management has analyzed each Fund’s tax positions taken for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements.

Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing gains and losses on investment transactions. Temporary differences do not require reclassification. As of year end, permanent differences that resulted in reclassifications among the components of net assets relate primarily to bond premium amortization adjustments, complex securities character adjustments, foreign currency transactions, paydowns, taxes paid, and treatment of notional principal contracts. Temporary and permanent differences have no impact on a Fund’s net assets.

As of year end, the aggregate cost and the net unrealized appreciation/(depreciation) of all investments for federal income tax purposes was as follows:

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Credit Income	$101,474,639	$434,598	$(11,404,425)	$(10,969,827)
Strategic Income	781,545,558	365,164	(90,915,369)	(90,550,205)

For purposes of this disclosure, tax cost generally includes the cost of portfolio investments as well as up-front fees or premiums exchanged on derivatives and any amounts unrealized for income statement reporting but realized income and/or capital gains for tax reporting, if applicable.

As of year end, the components of accumulated earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation (Depreciation)	Capital Loss Carryforwards	Late-Year Loss Deferrals	Other Book-to-Tax Differences	Total
Credit Income	$—	$—	$(10,969,827)	$(133,203,708)	$(417,816)	$(415,369)	$(145,006,720)
Strategic Income	1,609,329	—	(90,550,205)	(44,864,666)	—	(2,627,899)	(136,433,441)

The tax character of distributions paid were as follows:

	6/30/22		6/30/21
Fund	Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains
Credit Income	$6,007,353	$—	$8,713,741	$—
Strategic Income	26,691,386	—	20,420,103	—

As of year end, the Funds had capital loss carryforwards, which will not expire:

Fund	Short-Term	Long-Term	Total
Credit Income	$44,703,357	$88,500,351	$133,203,708
Strategic Income	27,450,729	17,413,937	44,864,666

In certain circumstances, the Funds may distribute portfolio securities rather than cash as payment for a redemption of Fund shares (in-kind redemption). The Funds may also accept portfolio securities rather than cash as payment for a purchase of Fund shares (in-kind purchase). During the current fiscal period, Strategic Income received $149,104,398 of securities from in-kind purchase transactions.

7. Management Fees and Other Transactions with Affiliates

Management Fees

Each Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Net Assets	Credit Income	Strategic Income
For the first $125 million	0.4000%	0.3600%
For the next $125 million	0.3875	0.3475
For the next $250 million	0.3750	0.3350
For the next $500 million	0.3625	0.3225
For the next $1 billion	0.3500	0.3100
For the next $3 billion	0.3250	0.2850
For the next $5 billion	0.3000	0.2600
For net assets over $10 billion	0.2875	0.2475

The annual complex-level fee, payable monthly, for each Fund is determined by taking the complex-level fee rate, which is based on the aggregate amount of “eligible assets” of all Nuveen funds as set forth in the schedule below, and making, as appropriate, an upward adjustment to that rate based upon the percentage of the particular fund’s assets that are not “eligible assets.” The complex-level fee schedule for each Fund is as follows:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*

The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen open-end and closed-end funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the

Notes to Financial Statements (continued)

former First American Funds effective January 1, 2011, but do include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of June 30, 2022, the complex-level fee for each Fund was as follows:

Fund	Complex-Level Fee
Credit Income	0.2000%
Strategic Income	0.1944

The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of each Fund so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees occurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for the Class R6 Shares will be less than the expense limitation. The expense limitation in effect thereafter may be terminated or modified only with the approval of the Board.

Fund	Expense Cap	Expense Cap Expiration Date
Credit Income	0.75%	July 31, 2024
Strategic Income	0.59	July 31, 2024

Distribution and Service Fees

Each Fund has adopted a distribution and service plan under rule 12b-1 under the 1940 Act. Class A Shares incur a 0.25% annual 12b-1 service fee. Class C Shares incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class R6 Shares and Class I Shares are not subject to 12b-1 distribution or service fees. The fees under this plan compensate Nuveen Securities, LLC, (the “Distributor”), a wholly-owned subsidiary of Nuveen, for services provided and expenses incurred in distributing shares of the Funds and establishing and maintaining shareholder accounts.

Other Transactions with Affiliates

During the current fiscal period, the Distributor collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Credit Income	Strategic Income
Sales charges collected (Unaudited)	$33,610	$76,624
Paid to financial intermediaries (Unaudited)	29,639	68,724

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Credit Income	Strategic Income
Commission advances (Unaudited)	$9,319	$24,849

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

	Credit Income	Strategic Income
12b-1 fees retained (Unaudited)	$11,755	$32,852

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:

	Credit Income	Strategic Income
CDSC retained (Unaudited)	$2,304	$10,146

8. Borrowing Arrangements

Committed Line of Credit

The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, $2.700 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for temporary purposes (other than on-going leveraging for investment purposes). Each Participating Fund is allocated a designated proportion of the facility’s capacity (and its associated costs, as described below) based upon a multi-factor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potential importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may effect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The credit facility expires in June 2023 unless extended or renewed.

The credit facility has the following terms: 0.15% per annum on unused commitment amounts and a drawn interest rate equal to the higher of (a) OBFR (Overnight Bank Funding Rate) plus 1.20% per annum or (b) the Fed Funds Effective Rate plus 1.20% per annum on amounts borrowed. The Participating Funds also incurred a 0.05% upfront fee on the increased commitments from select lenders. Interest expense incurred by the Participating Funds, when applicable, is recognized as a component of “Interest expense” on the Statement of Operations. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Interest expense” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

During the current fiscal period, the Funds did not utilize this facility.

Borrowings outstanding as of the end of the reporting period, if any, are recognized as “Borrowings” on the Statement of Assets and Liabilities, where applicable.

Important Tax Information

(Unaudited)

As required by the Internal Revenue Code and Treasury Regulations, certain tax information, as detailed below, must be provided to shareholders. Shareholders are advised to consult their tax advisor with respect to the tax implications of their investment. The amounts listed below may differ from the actual amounts reported on Form 1099-DIV, which will be sent to shareholders shortly after calendar year end.

Long-Term Capital Gains

As of year end, each Fund designates the following distribution amounts, or maximum amount allowable, as being from net long-term capital gains pursuant to Section 852(b)(3) of the Internal Revenue Code:

Fund	Net Long-Term Capital Gains
Credit Income	$—
Strategic Income	—

Dividends Received Deduction (DRD)

Each Fund listed below had the following percentage, or maximum amount allowable, of ordinary income distributions eligible for the dividends received deduction for corporate shareholders:

Fund	Percentage
Credit Income	2.4%
Strategic Income	12.7

Qualified Dividend Income (QDI)

Each Fund listed below had the following percentage, or maximum amount allowable, of ordinary income distributions treated as qualified dividend income for individuals pursuant to Section 1(h)(11) of the Internal Revenue Code:

Fund	Percentage
Credit Income	7.5%
Strategic Income	21.7

Qualified Interest Income (QII)

Each Fund listed below had the following percentage, or maximum amount allowable, of ordinary income distributions treated as qualified interest income and/or short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code:

Fund	Prior Year End to 12/31 Percentage	1/1 to Current Year End Percentage
Credit Income	71.3%	53.3%
Strategic Income	47.2	59.6

163(j)

Each Fund listed below had the following percentage, or maximum amount allowable, of ordinary dividends treated as Section 163(j) interest dividends pursuant to Section 163(j) of the Internal Revenue Code:

Fund	Percentage
Credit Income	100.0%
Strategic Income	86.5

Additional Fund Information (Unaudited)

Investment Adviser Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser Nuveen Asset Management, LLC 333 West Wacker Drive Chicago, IL 60606	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP One North Wacker Drive Chicago, IL 60606 Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services DST Asset Manager Solutions, Inc. (DST) P.O. Box 219140 Kansas City, MO 64121-9140 (800) 257-8787

Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC’s website at http://www.sec.gov.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report

(Unaudited)

Asset-Backed Securities (ABS): Securities whose value and income payments are derived from and collateralized by a specific pool of underlying assets. The pool of assets typically is a group of small and/or illiquid assets that may be difficult to sell individually. The underlying pools of asset-backed securities often include payments from credit cards, auto loans or mortgage loans.

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Basis Point: One one-hundredth of one percentage point, or 0.01%. For example, 25 basis points equals 0.25%.

Beta: A measure of the variability of the change in the share price for a fund in relation to a change in the value of the fund’s market benchmark. Securities with betas higher than 1.0 have been, and are expected to be, more volatile than the benchmark; securities with betas lower than 1.0 have been, and are expected to be, less volatile than the benchmark.

Bloomberg U.S. Aggregate Bond Index: An index that is designed to measure the performance of the USD-denominated, fixed-rate U.S. investment grade taxable bond market. The index includes Treasuries, government-related and corporate securities, mortgage-backed securities (MBS), asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS). Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Bloomberg U.S. Corporate High Yield 2% Issuer Capped Bond Index: An issuer-constrained version of the U.S. Corporate High Yield Bond Index, which is designed to measure the performance of the USD-denominated, fixed-rate corporate high yield bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Commercial Mortgage-Backed Securities (CMBS): Commercial mortgage-backed securities are backed by cash flows of a mortgage or pool of mortgages on commercial real estate. CMBS generally are structured to provide protection to the senior class investors against potential losses on the underlying mortgage loans. CMBS are typically characterized by the following: i) loans on multi-family housing, non-residential property, ii) payments based on the amortization schedule of 25-30 years with a balloon payment due usually after 10 years, and iii) restrictions on prepayments.

Contingent Capital Securities (CoCos): CoCos are debt or capital securities of primarily non-U.S. issuers with loss absorption contingency mechanisms built into the terms of the security, for example a mandatory conversion into common stock of the issuer, or a principal write-down, which if triggered would likely cause the CoCo investment to lose value. Loss absorption mechanisms would become effective upon the occurrence of a specified contingency event, or at the discretion of a regulatory body. Specified contingency events, as identified in the CoCo’s governing documents, usually reference a decline in the issuer’s capital below a specified threshold level, and/or certain regulatory events. A loss absorption contingency event for CoCos would likely be the result of, or related to, the deterioration of the issuer’s financial condition and/or its status as a going concern. In such a case, with respect to CoCos that provide for conversion into common stock upon the occurrence of the contingency event, the market price of the issuer’s common stock received by the Acquiring Fund will have likely declined, perhaps substantially, and may continue to decline after conversion. CoCos rated below investment grade should be considered high yield securities, or “junk,” but often are issued by entities whose more senior securities are rated investment grade. CoCos are a relatively new type of security; and there is a risk that CoCo security issuers may suffer the sort of future financial distress that could materially increase the likelihood (or the market’s perception of the likelihood) that an automatic write-down or conversion event on those issuers’ CoCos will occur. Additionally, the trading behavior of a given issuer’s CoCo may be strongly impacted by the trading behavior of other issuers’ CoCos, such that negative information from an unrelated CoCo security may cause a decline in value of one or more CoCos held by the Fund. Accordingly, the trading behavior of CoCos may not follow the trading behavior of other types of debt and preferred securities. Despite these concerns, the prospective reward vs. risk characteristics of at least certain CoCos may be very attractive relative to other fixed-income alternatives.

Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Lipper Global High Yield Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Global High Yield Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Lipper Multi-Sector Income Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Multi-Sector Income Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Mortgage-Backed Securities (MBS): Mortgage-backed securities (MBS) are bonds backed by pools of mortgages, usually with similar characteristics, and which return principal and interest in each payment. MBS are composed of residential mortgages (RMBS) or commercial mortgages (CMBS). RMBS are further divided into agency RMBS and non-agency RMBS, depending on the issuer.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the fund’s dividends paid deduction.

Liquidity Risk Management Program

(Unaudited)

Discussion of the operation and effectiveness of the Funds’ liquidity risk management program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), each Fund covered in this Report the “Funds”) has adopted and implemented a liquidity risk management program (the “Program”), which is designed to manage the Fund’s liquidity risk. The Program consists of various protocols for assessing and managing each Fund’s liquidity risk. The Funds’ Board of Directors previously designated Nuveen Fund Advisors, LLC, the Funds’ investment adviser, as the Administrator of the Program. The adviser’s Liquidity Monitoring and Analysis Team (“LMAT”) carries out day-to-day Program management with oversight by the adviser’s Liquidity Oversight Sub- Committee (the LOSC”). The LOSC is composed of personnel from the adviser and Teachers Advisors, LLC, an affiliate of the adviser.

At a May 23-25, 2022 meeting of the Board, the Administrator provided the Board with a written report addressing the Program’s operation, adequacy and effectiveness of implementation for calendar year 2021 (the “Review Period”), as required under the Liquidity Rule. The report noted that the Program has been and continues to be adequately and effectively implemented to monitor and (as applicable) respond to each Fund’s liquidity developments.

In accordance with the Program, the LMAT assesses each Fund’s liquidity risk no less frequently than annually based on various factors, such as (1) the Fund’s investment strategy and the liquidity of portfolio investments, (ii) cash flow projections, and (ii) holdings of cash and cash equivalents, borrowing arrangements, and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories (including the most liquid, “Highly Liquid”, and the least liquid, “lliquid”, discussed below), The classification is based on a determination of how long it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment Liquidity classification determinations take into account various market, trading, and investment-specific considerations, as well as market depth, and use third- party vendor data.

Any Fund that does not primarily hold highly liquid investments must, among other things, determine a minimum percentage of Fund assets that must be invested in highly liquid investments (a “Highly Liquid Investment Minimum”). During the Review Period, each Fund primarily held Highly Liquid investments and therefore was exempt from the requirement to adopt a Highly Liquid Investment Minimum and to comply with the related requirements under the Liquidity Rule.

The Liquidity Rule also limits a Fund’s investments in Illiquid investments. Specifically, the Liquidity Rule prohibits a Fund from acquiring Illiquid investments if doing so would result in the Fund holding more than 15% of its net assets in illiquid investments, and requires certain reporting to the Fund Board and the Securities and Exchange Commission any time a Fund’s holdings of Illiquid investments exceeds 15% of net assets. During the Review Period, no Fund exceeded the 15% limit on Illiquid investments.

Annual Investment Management Agreement Approval Process

(Unaudited)

At a meeting held on May 23-25, 2022 (the “May Meeting”), the Board of Directors (the “Board” and each Director, a “Board Member”) of the Funds, which is comprised entirely of Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), approved, for each Fund, the renewal of the management agreement (each, an “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”) pursuant to which the Adviser serves as investment adviser to such Fund and the sub-advisory agreement (each, a “Sub-Advisory Agreement”) with Nuveen Asset Management, LLC (the “Sub-Adviser”) pursuant to which the Sub-Adviser serves as the sub-adviser to such Fund for an additional one-year term. As the Board is comprised of all Independent Board Members, the references to the Board and the Independent Board Members are interchangeable.

Following up to an initial two-year period, the Board considers the renewal of each Investment Management Agreement and Sub-Advisory Agreement on behalf of the applicable Fund on an annual basis. The Investment Management Agreements and Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements,” and the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser.” The Board has established various standing committees composed of various Independent Board Members that are assigned specific responsibilities to enhance the effectiveness of the Board’s oversight and decision making. Throughout the year, the Board and its committees meet regularly and, at these meetings, receive regular and/or special reports that cover an extensive array of topics and information that are relevant to the Board’s annual consideration of the renewal of the advisory agreements for the Nuveen funds. Such information may address, among other things, fund performance and risk information; the Adviser’s strategic plans; product initiatives for various funds; the review of the funds and investment teams; compliance, regulatory and risk management matters; the trading practices of the various sub-advisers to the Nuveen funds; management of distributions; valuation of securities; fund expenses; payments to financial intermediaries, including 12b-1 fees and sub-transfer agency fees, if applicable; securities lending; liquidity management; and overall market and regulatory developments. The Board also seeks to meet periodically with the Nuveen funds’ sub-advisers and/or portfolio teams, when feasible. The Board further meets, among other things, to specifically consider the annual renewal of the advisory agreements for the Nuveen funds.

In connection with its annual consideration of the advisory agreements for the Nuveen funds, the Board, through its independent legal counsel, requested and received extensive materials and information prepared specifically for its review of such advisory agreements by the Adviser and by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The materials cover a wide range of topics including, but not limited to, a description of the nature, extent and quality of services provided by the Fund Advisers; a review of product actions taken during 2021 (such as mergers, liquidations, fund launches, changes to investment teams, and changes to investment policies); a review of each sub-adviser to the Nuveen funds and/or the applicable investment teams; an analysis of fund performance in absolute terms and as compared to the performance of certain peer funds and benchmarks with a focus on any performance outliers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and as compared to those of certain peer funds with a focus on any expense outliers; a review of management fee schedules; a review of temporary and permanent expense caps and fee waivers for open-end funds (as applicable) and related expense savings; a description of portfolio manager compensation; a review of the performance of various service providers; a description of various initiatives Nuveen had undertaken or continued in 2021 and 2022 for the benefit of particular fund(s) and/or the complex; a description of the profitability or financial data of Nuveen and the sub-advisers to the Nuveen funds; and a description of indirect benefits received by the Adviser and the sub-advisers as a result of their relationships with the Nuveen funds. The information prepared specifically for the annual review supplemented the information provided to the Board and its committees and the evaluations of the Nuveen funds by the Board and its committees during the year. The Board’s review of the advisory agreements for the Nuveen funds is based on all the information provided to the Board and its committees throughout the year as well as the information prepared specifically with respect to the annual review of such advisory agreements.

In continuing its practice, the Board met prior to the May Meeting to begin its considerations of the renewal of the Advisory Agreements. Accordingly, on April 13-14, 2022 (the “April Meeting”), the Board met to review and discuss, in part, the performance of the Nuveen funds and the Adviser’s evaluation of each sub-adviser to the Nuveen funds and/or its investment teams. At the April Meeting, the Board Members asked questions and requested additional information that was provided for the May Meeting.

The Independent Board Members considered the review of the advisory agreements for the Nuveen funds to be an ongoing process and employed the accumulated information, knowledge and experience the Board Members had gained during their tenure on the boards governing the Nuveen funds and working with the Adviser and sub-advisers in their review of the advisory agreements. The contractual arrangements are a result of multiple years of review, negotiation and information provided in connection with the boards’ annual review of the Nuveen funds’ advisory arrangements and oversight of the Nuveen funds.

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

The Independent Board Members were advised by independent legal counsel during the annual review process as well as throughout the year, including meeting in executive sessions with such counsel at which no representatives from the Adviser or the Sub-Adviser were present. In connection with their annual review, the Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements, including guidance from court cases evaluating advisory fees.

The Board’s decision to renew the Advisory Agreements was not based on a single identified factor, but rather the decision reflected the comprehensive consideration of all the information provided to the Board and its committees throughout the year as well as the materials prepared specifically in connection with the renewal process. Each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process and may place different emphasis on the relevant information year to year in light of, among other things, changing market and economic conditions. A summary of the principal factors and information, but not all the factors, the Board considered in deciding to renew the Advisory Agreements is set forth below.

A. Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund with particular focus on the services and enhancements to such services provided during the last year. The Independent Board Members considered the Investment Management Agreements and the Sub-Advisory Agreements separately in the course of their review. With this approach, they considered the respective roles of the Adviser and the Sub-Adviser in providing services to the Funds.

The Board recognized that the Nuveen funds operate in a highly regulated industry and, therefore, the Adviser has provided a wide array of management, oversight and administrative services to manage and operate the funds, and the scope and complexity of these services have expanded over time as a result of, among other things, regulatory, market and other developments. The Board accordingly considered the Adviser’s dedication of extensive resources, time, people and capital employed to support and manage the Nuveen funds as well as the Adviser’s continued program of developing improvements and innovations for the benefit of the funds and shareholders and to meet the ever increasing regulatory requirements applicable to the funds. In this regard, the Board received and reviewed information regarding, among other things, the Adviser’s investment oversight responsibilities, regulatory and compliance services, administrative duties and other services. The Board considered the Adviser’s investment oversight team’s extensive services in overseeing the various sub-advisers to the Nuveen funds; evaluating fund performance; and preparing reports to the Board addressing, among other things, fund performance, market conditions, investment team matters, product developments and management proposals. The Board further recognized the range of services the various teams of the Adviser provided including, but not limited to, overseeing operational and risk management; managing liquidity; overseeing the daily valuation process and managing distributions in seeking to deliver long-term fund earnings to shareholders consistent with the respective Nuveen fund’s product design and positioning. The Board also considered the structure of investment personnel compensation of each Fund Adviser and whether the structure provides appropriate incentives to attract and maintain qualified personnel and to act in the best interests of the respective Nuveen fund.

The Board further recognized that the Adviser’s compliance and regulatory functions were integral to the investment management of the Nuveen funds. The Board recognized such services included, but were not limited to, managing compliance policies; monitoring compliance with applicable policies, law and regulations; devising internal compliance programs and a framework to review and assess compliance programs; overseeing sub-adviser compliance testing; preparing compliance training materials; and responding to regulatory requests. The Board further considered information regarding the Adviser’s business continuity and disaster recovery plans as well as information regarding its information security program, including presentations of such program provided at a site visit in 2022, to help identify and manage information security risks.

In addition to the above functions, the Board considered that the Adviser also provides, among other things, fund administration services (such as preparing fund tax returns and other tax compliance services; preparing regulatory filings; interacting with the Nuveen funds’ independent public accountants and overseeing other service providers; and managing fund budgets and expenses); product management services (such as evaluating and enhancing products and strategies); legal services (such as helping to prepare and file registration statements and proxy statements; overseeing fund activities and providing legal interpretations regarding such activities; maintaining regulatory registrations and negotiating agreements with other fund service providers; and monitoring changes in regulatory requirements and commenting on rule proposals impacting investment companies); and oversight of shareholder services and transfer agency functions (such as overseeing transfer agent service providers which include registered shareholder customer service and transaction processing; overseeing proxy solicitation and tabulation services; and overseeing the production and distribution of financial reports by service providers).

The Board also considered the quality of support services and communications the Adviser provided the Board, including, in part, organizing and administrating Board meetings and supporting Board committees; preparing regular and ad hoc reports on fund performance, market conditions and investment team matters; providing due diligence reports addressing product development and management proposals; and coordinating site visits of the Board and presentations by investment teams and senior management.

In addition to the services provided, the Board considered the financial resources of the Adviser and its affiliates and their willingness to make investments in the technology, personnel and infrastructure to support the Nuveen funds, including maintaining a seed capital budget to support new or existing funds and/or facilitate changes for a respective fund. Further, the Board noted the benefits to shareholders of investing in a fund that is a part of a large fund complex with a variety of investment disciplines, capabilities, expertise and resources available to navigate and support the Nuveen funds including during stressed times. The Board recognized the overall reputation and capabilities of the Adviser and its affiliates, the Adviser’s continuing commitment to provide high quality services, its willingness to implement operational or organizational changes in seeking, among other things, to enhance efficiencies and services to the Nuveen funds and its responsiveness to the Board’s questions and/or concerns raised throughout the year and during the annual review of advisory agreements. The Board also considered the significant risks borne by the Adviser and its affiliates in connection with their services to the Nuveen funds, including entrepreneurial risks in sponsoring new funds and ongoing risks with managing the funds such as investment, operational, reputational, regulatory, compliance and litigation risks.

In evaluating services, the Board reviewed various highlights of the initiatives the Adviser and its affiliates have undertaken or continued in 2021 and 2022 to benefit the Nuveen complex and/or particular Nuveen funds and meet the requirements of an increasingly complex regulatory environment including, but not limited to:

•

Centralization of Functions – ongoing initiatives to centralize investment leadership and create a more cohesive market approach and centralized shared support model (including through the consolidation of certain affiliated sub-advisers) in seeking to operate more effectively and enhance the research capabilities and services to the Nuveen funds;

•

Fund Improvements and Product Management Initiatives – continuing to proactively manage the Nuveen fund complex as a whole and at the individual fund level with an aim to continually improve product platforms and investment strategies to better serve shareholders through, among other things, rationalizing the product line and gaining efficiencies through mergers, repositionings and liquidations; launching new funds; reviewing and updating investment policies and benchmarks; soft closing certain funds; modifying the conversion periods on certain share classes; and evaluating and adjusting portfolio management teams as appropriate for various funds;

•	Capital Initiatives – continuing to invest capital to support new Nuveen funds with initial capital as well as to support existing funds;

•

Liquidity Management – continuing to operate the liquidity management program of the applicable Nuveen funds including monitoring daily their liquidity profile and assessing annually the overall liquidity risk of such funds;

•

Compliance Program Initiatives – continuing efforts to mitigate compliance risk with a focus on environmental, social and governance (“ESG”) controls and processes, increase operating efficiencies, implement enhancements to strengthen ongoing execution of key compliance program elements, support international business growth and facilitate integration of Nuveen’s operating model;

•

Investment Oversight – preparing reports to the Board addressing, among other things, fund performance; market conditions; investment team matters; product developments; changes to mandates, policies and benchmarks; and other management proposals as well as preparing and coordinating investment presentations to the Board;

•

Risk Management and Valuation Services – continuing to oversee and manage risk including, among other things, conducting ongoing calculations and monitoring of risk measures across the Nuveen funds, instituting investment risk controls, providing risk reporting throughout Nuveen, participating in internal oversight committees, dedicating the resources and time to develop the processes necessary to help address fund compliance with the new derivatives rule and continuing to implement an operational risk framework that seeks to provide greater transparency of operational risk matters across the complex as well as provide multiple other risk programs that seek to provide a more disciplined and consistent approach to identifying and mitigating Nuveen’s operational risks. Further, the securities valuation team continues, among other things, to oversee the daily valuation process of the portfolio securities of the funds, maintain the valuation policies and procedures, facilitate valuation committee meetings, manage relationships with pricing vendors, prepare relevant valuation reports and design methods to simplify and enhance valuation workflow within the organization and implement processes and procedures to help address compliance with the new valuation rule applicable to the funds;

•

Regulatory Matters – continuing efforts to monitor regulatory trends and advocate on behalf of Nuveen and/or the Nuveen funds, to implement and comply with new or revised rules and mandates and to respond to regulatory inquiries and exams;

•

Government Relations – continuing efforts of various Nuveen teams and Nuveen’s affiliates to develop policy positions on a broad range of issues that may impact the Nuveen funds, advocate and communicate these positions to lawmakers and other regulatory authorities and work with trade associations to ensure these positions are represented;

•

Business Continuity, Disaster Recovery and Information Security – continuing efforts of Nuveen to periodically test and update business continuity and disaster recovery plans and, together with its affiliates, to maintain an information security program that seeks to identify and manage information security risks, and provide reports to the Board, at least annually, addressing, among other things, management’s security risk assessment, cyber risk profile, potential impact of new or revised laws and regulations, incident tracking and other relevant information technology risk-related reports; and

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

•

Distribution Management Services – continuing to manage the distributions among the varying types of Nuveen funds within the Nuveen complex to be consistent with the respective fund’s product design and positioning in striving to deliver those earnings to shareholders in a relatively consistent manner over time as well as assisting in the development of new products or the restructuring of existing funds.

The Board further considered the division of responsibilities between the Adviser and the Sub-Adviser and recognized that the Sub-Adviser and its investment personnel generally are responsible for the management of each Fund’s portfolio under the oversight of the Adviser and the Board. The Board considered an analysis of the Sub-Adviser provided by the Adviser which included, among other things, the assets under management of the applicable investment team and changes thereto, a summary of the applicable investment team and changes thereto, the investment process and philosophy of the applicable investment team, the performance of the Nuveen funds sub-advised by the Sub-Adviser over various periods of time and a summary of any significant policy and/or other changes to the Nuveen funds sub-advised by the Sub-Adviser. The Board further considered at the May Meeting or prior meetings evaluations of the Sub-Adviser’s compliance programs and trade execution. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.

Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement.

B. The Investment Performance of the Funds and Fund Advisers

In evaluating the quality of the services provided by the Fund Advisers, the Board also received and considered a variety of investment performance data of the Nuveen funds they advise. In evaluating performance, the Board recognized that performance data may differ significantly depending on the ending date selected, particularly during periods of market volatility, and therefore considered the broader perspective of performance over a variety of time periods that may include full market cycles. In this regard, the Board reviewed, among other things, Fund performance over the quarter, one-, three- and five-year periods ending December 31, 2021 and March 31, 2022. The performance data was based on Class A shares; however, the performance of other classes should be substantially similar as they invest in the same portfolio of securities and differences in performance among the classes would be principally attributed to the variations in the expense structures of the classes. The performance data prepared for the annual review of the advisory agreements for the Nuveen funds supplemented the fund performance data that the Board received throughout the year at its meetings representing differing time periods. In its review, the Board took into account the discussions with representatives of the Adviser; the Adviser’s analysis regarding fund performance that occurred at these Board meetings with particular focus on funds that were considered performance outliers (both overperformance and underperformance); the factors contributing to the performance; and any recommendations or steps taken to address performance concerns. Regardless of the time period reviewed by the Board, the Board recognized that shareholders may evaluate performance based on their own holding periods which may differ from the periods reviewed by the Board and lead to differing results.

In its review, the Board reviewed both absolute and relative fund performance during the annual review over the various time periods. With respect to the latter, the Board considered fund performance in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). For Nuveen funds that had changes in portfolio managers or other significant changes to their investment strategies or policies since March 2019, the Board reviewed certain tracking performance data comparing the performance of such funds before and after such changes. In considering performance data, the Board is aware of certain inherent limitations with such data, including that differences between the objective(s), strategies and other characteristics of the Nuveen funds compared to the respective Performance Peer Group and/or benchmark(s); differences in the composition of the Performance Peer Group over time; and differences in the types and/or levels of any leverage and related costs with that of the Performance Peer Group would all necessarily contribute to differences in performance results and limit the value of the comparative information. Further, the Board recognized the inherent limitations in comparing the performance of an actively managed fund to a benchmark index due to the fund’s pursuit of an investment strategy that does not directly follow the index. To assist the Board in its review of the comparability of the relative performance, the Adviser has ranked the relevancy of the peer group to the Funds as low, medium or high.

The Board also evaluated performance in light of various relevant factors which may include, among other things, general market conditions, issuer-specific information, asset class information, leverage and fund cash flows. In relation to general market conditions, the Board had recognized the recent periods in 2022 of general market volatility and underperformance. In their review from year to year, the Board Members consider and may place different emphasis on the relevant information in light of changing circumstances in market and economic conditions. Further, the Board recognized that the market and economic conditions may significantly impact a fund’s performance, particularly over shorter periods, and such performance may be more reflective of such economic or market events and not necessarily reflective of management skill. Accordingly, depending on the facts and circumstances including any differences between the respective Nuveen fund and its benchmark and/or Performance Peer Group, the Board may be satisfied with a fund’s performance notwithstanding that its performance may be below that of its benchmark or peer group for certain periods. However, with respect to any Nuveen funds for which the Board has identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any steps undertaken.

The Board’s determinations with respect to each Fund are summarized below.

For Nuveen Credit Income Fund, the Board noted that although the Fund’s performance was below the performance of its benchmark for the one-, three- and five-year periods ended December 31, 2021, the Fund ranked in the second quartile of its Performance Peer Group for the one- and three-year periods ended December 31, 2021 and the third quartile for the five-year period ended December 31, 2021. Further, although the Fund’s performance was below the performance of its benchmark for the one-, three- and five-year periods ended March 31, 2022, the Fund ranked in the second quartile of its Performance Peer Group for the one-year period and the third quartile for the three- and five-year periods ended March 31, 2022. The Board was also aware that there were changes to the Fund’s investment objective and certain investment policies effective in July 2020 and changes to the portfolio management team, and that the performance data prior to such time would not reflect such changes. Based on its review, the Board was generally satisfied with the Fund’s overall performance.

For Nuveen Strategic Income Fund, the Board noted that the Fund outperformed its benchmark for the one-, three- and five-year periods ended December 31, 2021 and ranked in the third quartile of its Performance Peer Group for the one- and five-year periods ended December 31, 2021 and the first quartile for the three-year period ended December 31, 2021. Further, the Fund outperformed its benchmark for the one-, three- and five-year periods ended March 31, 2022 and ranked in the third quartile of its Performance Peer Group for the one-year period, the first quartile for the three-year period and the second quartile for the five-year period ended March 31, 2022. Based on its review, the Board was generally satisfied with the Fund’s overall performance.

C. Fees, Expenses and Profitability

1. Fees and Expenses

As part of its annual review, the Board considered the contractual management fee and net management fee (the management fee after taking into consideration fee waivers and/or expense reimbursements, if any) paid by a Nuveen fund to the Adviser in light of the nature, extent and quality of the services provided. The Board also considered the total operating expense ratio of a fund before and after any fee waivers and/or expense reimbursements. More specifically, the Independent Board Members reviewed, among other things, each fund’s gross and net management fee rates (i.e., before and after expense reimbursements and/or fee waivers, if any) and net total expense ratio in relation to those of a comparable universe of funds (the “Peer Universe”) and/or to a more focused subset of comparable funds (the “Peer Group”) established by Broadridge (subject to certain exceptions). The Independent Board Members reviewed the methodology Broadridge employed to establish its Peer Universe and Peer Group and recognized that differences between the applicable fund and its respective Peer Universe and/or Peer Group as well as changes to the composition of the Peer Group and/or Peer Universe from year to year may limit some of the value of the comparative data. The Independent Board Members take these limitations and differences into account when reviewing comparative peer data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund.

In their review, the Independent Board Members considered, in particular, each fund with a net expense ratio of six basis points or higher compared to that of its peer average (each, an “Expense Outlier Fund”) and an analysis as to the factors contributing to each such fund’s higher relative net expense ratio. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net expense ratio and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. The Independent Board Members also considered, in relevant part, a fund’s net management fee and net total expense ratio in light of its performance history.

In their review of the fee arrangements for the Nuveen funds, the Independent Board Members considered the management fee schedules, including the complex-wide and fund-level breakpoint schedules, and the expense reimbursements and/or fee waivers provided by Nuveen for each fund, as applicable. The Board noted that across the Nuveen fund complex, the complex-wide fee breakpoints reduced fees by approximately $72.5 million and fund-level breakpoints reduced fees by approximately $89.1 million in 2021. Further, fee caps and waivers for all applicable Nuveen funds saved approximately an additional $13.6 million in fees for shareholders in 2021.

With respect to the Sub-Adviser, the Board also considered, among other things, the sub-advisory fee schedule paid to the Sub-Adviser in light of the sub-advisory services provided to the respective Fund and comparative data of the fees the Sub-Adviser charges to other clients, if any. In its review, the Board recognized that the compensation paid to the Sub-Adviser is the responsibility of the Adviser, not the Funds.

The Independent Board Members noted that each Fund had a net management fee and a net expense ratio that were below the respective peer averages.

Based on its review of the information provided, the Board determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

In determining the appropriateness of fees, the Board also considered information regarding the fee rates the respective Fund Advisers charged to certain other types of clients and the type of services provided to these other clients. With respect to the Adviser and/or the Sub-Adviser, such other clients may include: retail and institutional managed accounts advised by the Sub-Adviser; hedge funds or other structured products managed by

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

the Sub-Adviser; investment companies offered outside the Nuveen family and sub-advised by the Sub-Adviser; foreign investment companies offered by Nuveen and sub-advised by the Sub-Adviser; and collective investment trusts sub-advised by the Sub-Adviser. The Board further noted that the Adviser also advised, and the Sub-Adviser sub-advised, certain exchange-traded funds (“ETFs”) sponsored by Nuveen. The Board recognized that each Fund had an affiliated sub-adviser and, with respect to affiliated sub-advisers, the Board reviewed, among other things, the range of fees assessed for managed accounts, hedge funds (along with their performance fee), foreign investment companies and ETFs offered by Nuveen, as applicable. The Board also reviewed the fee range and average fee rate of certain selected investment strategies offered in retail and institutional managed accounts advised by the Sub-Adviser, the hedge funds advised by the Sub-Adviser (along with their performance fee) and non-Nuveen investment companies sub-advised by certain affiliated sub-advisers.

In considering the fee data of other clients, the Board recognized, among other things, that differences in the amount, type and level of services provided to the Nuveen funds relative to other types of clients as well as any differences in portfolio investment policies, the types of assets managed and related complexities in managing such assets, the entrepreneurial and other risks associated with a particular strategy, investor profiles, account sizes and regulatory requirements will contribute to the variations in the fee schedules. The Board recognized the breadth of services the Adviser had provided to the Nuveen funds compared to these other types of clients as the funds operate in a highly regulated industry with increasing regulatory requirements as well as the increased entrepreneurial, legal and regulatory risks that the Adviser incurs in sponsoring and managing the funds. Similarly, with respect to foreign funds, the Board recognized that the differences in the client base, governing bodies, distribution jurisdiction and operational complexities would also contribute to variations in management fees of the Nuveen funds compared to those of the foreign funds. Further, with respect to ETFs, the Board considered that certain Nuveen ETFs were passively managed compared to the active management of other Nuveen funds which also contributed to the differences in fee levels between such Nuveen ETFs and the actively-managed funds. In general, higher fee levels reflect higher levels of service provided by the Adviser, increased investment management complexity, greater product management requirements, and higher levels of business risk or some combination of these factors. The Board further considered that the Sub-Adviser’s fee is essentially for portfolio management services and therefore more comparable to the fees it receives for retail wrap accounts and other external sub-advisory mandates. The Board concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial, legal and regulatory risks incurred in sponsoring and advising a registered investment company.

3. Profitability of Fund Advisers

In their review, the Independent Board Members considered information regarding Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2021 and 2020. The Board reviewed, among other things, the net margins (pre-tax) for Nuveen Investments, Inc. (“Nuveen Investments”), the gross and net revenue margins (pre- and post-tax and excluding distribution) and the revenues, expenses and net income (pre- and post-tax and before distribution expenses) of Nuveen Investments from the Nuveen funds only; and comparative profitability data comparing the operating margins of Nuveen Investments compared to the adjusted operating margins of certain peers that had publicly available data and with the most comparable assets under management (based on asset size and asset composition) for each of the last two calendar years. The Board also reviewed the revenues, expenses and operating margin (pre- and post-tax) the Adviser derived from its ETF product line for the 2021 and 2020 calendar years.

In reviewing the profitability data, the Independent Board Members recognized the subjective nature of calculating profitability as the information is not audited and is dependent on cost allocation methodologies to allocate corporate-wide overhead/shared service expenses, TIAA (defined below) corporate-wide overhead expenses and partially fund related expenses to the Nuveen complex and its affiliates and to further allocate such expenses between the Nuveen fund and non-fund businesses. The Independent Board Members reviewed a description of the cost allocation methodologies employed to develop the financial information, a summary of the history of changes to the methodology over the years from 2010 to 2021, and the net revenue margins derived from the Nuveen funds (pre-tax and including and excluding distribution) and total company margins from Nuveen Investments compared to the firm-wide adjusted operating margins of the peers for each calendar year from 2012 to 2021.

The Board had also appointed four Independent Board Members to serve as the Board’s liaisons, with the assistance of independent counsel, to review the development of the profitability data and to report to the full Board. In its evaluation, the Board, however, recognized that other reasonable and valid allocation methodologies could be employed and could lead to significantly different results. The Independent Board Members also reviewed a summary of the key drivers that affected Nuveen’s revenues and expenses impacting profitability in 2021 versus 2020.

In reviewing the comparative peer data noted above, the Board considered that the operating margins of Nuveen Investments compared favorably to the peer group range of operating margins; however, the Independent Board Members also recognized the limitations of the comparative data given that peer data is not generally public and the calculation of profitability is subjective and affected by numerous factors (such as types of funds a peer manages, its business mix, its cost of capital, the numerous assumptions underlying the methodology used to allocate expenses and other factors) that can have a significant impact on the results.

Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). Accordingly, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2021 and 2020 calendar years to consider the financial strength of TIAA. The Board recognized the benefit of an investment adviser and its parent with significant resources, particularly during periods of market volatility. The Board also noted the reinvestments Nuveen, its parent and/or other affiliates made into its business through, among other things, the investment of seed capital in certain Nuveen funds and continued investments in enhancements to technological capabilities.

In addition to Nuveen, the Independent Board Members considered the profitability of the Sub-Adviser from its relationships with the Nuveen funds. In this regard, the Independent Board Members reviewed, among other things, the Sub-Adviser’s revenues, expenses and net revenue margins (pre- and post-tax) for its advisory activities to the respective funds for the calendar years ended December 31, 2021 and December 31, 2020. The Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar years ending December 31, 2021 and December 31, 2020 and the pre- and post-tax revenue margins from 2021 and 2020.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.

Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Board considered whether there have been economies of scale with respect to the management of the Nuveen funds and whether these economies of scale have been appropriately shared with the funds. The Board recognized that although economies of scale are difficult to measure and certain expenses may not decline with a rise in assets, there are several methods to help share the benefits of economies of scale, including breakpoints in the management fee schedule, fee waivers and/or expense limitations, the pricing of Nuveen funds at scale at inception and investments in Nuveen’s business which can enhance the services provided to the funds for the fees paid. The Board noted that Nuveen generally has employed these various methods, and the Board considered the extent to which the Nuveen funds will benefit from economies of scale as their assets grow. In this regard, the Board recognized that the management fee of the Adviser is generally comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, subject to certain exceptions. The Board reviewed the fund-level and complex-level fee schedules. The Board considered that the fund-level breakpoint schedules are designed to share economies of scale with shareholders if the particular fund grows, and the complex-level breakpoint schedule is designed to deliver the benefits of economies of scale to shareholders when the eligible assets in the complex pass certain thresholds even if the assets of a particular fund are unchanged or have declined.

In addition to the fund-level and complex-level fee schedules, the Independent Board Members considered the temporary and/or permanent expense caps applicable to certain Nuveen funds (including the amounts of fees waived or amounts reimbursed to the respective funds in 2021 and 2020), including the temporary expense caps applicable to the Funds. The Board recognized that such waivers and reimbursements applicable to the respective Nuveen funds are another means for potential economies of scale to be shared with shareholders of such funds and can provide a protection from an increase in expenses if the assets of the applicable funds decline. As noted above, the Independent Board Members also recognized the continued reinvestment in Nuveen’s business.

Based on its review, the Board concluded that the current fee arrangements together with the reinvestment in Nuveen’s business appropriately shared any economies of scale with shareholders.

E. Indirect Benefits

The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Independent Board Members recognized that an affiliate of the Adviser serves as principal underwriter providing distribution and/or shareholder services to the open-end funds. The Independent Board Members further noted that, subject to certain exceptions, certain classes of the Nuveen open-end funds pay 12b-1 fees and while a majority of such fees were paid to third party financial intermediaries, the Board reviewed the amount retained by the Adviser’s affiliate.

In addition, the Independent Board Members also noted that various sub-advisers (including the Sub-Adviser) may engage in soft dollar transactions pursuant to which they may receive the benefit of research products and other services provided by broker-dealers executing portfolio transactions on behalf of the applicable Nuveen funds. However, the Board noted that any benefits for the Sub-Adviser when transacting in fixed-income securities may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions.

Based on its review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Directors and Officers

(Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Directors of the Funds. The Number of Directors of the Funds is currently set at ten. None of the Directors who are not “interested” persons of the Funds (referred to herein as “Independent Directors”) has ever been a Director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the Directors and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the Directors. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Director

Independent Directors:
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Chair and Director	2008	Formerly, a Co-Founding Partner, Promus Capital (investment advisory firm) (2008-2017); formerly, Director, Quality Control Corporation (manufacturing) (2012-2021 ); Chair of the Board of the Kehrein Center for the Arts (philanthropy) (since 2021); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (philanthropy) (since 2012), and chair of its investment committee; formerly, Member, Chicago Fellowship Board (philanthropy) 2005-2016); formerly, Director, Fulcrum IT Services LLC (information technology services firm to government entities) (2010-2019); formerly, Director, LogicMark LLC (health services) (2012-2016); formerly, Director, Legal & General Investment Management America, Inc. (asset management) (2008-2013); formerly, CEO and President, Northern Trust Global Investments (financial services) (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (financial services) (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	141
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Director	1999	Chairman (since 2019), formerly, President (1996-2019), The Hall-Perrine Foundation, (private philanthropic corporation); Life Trustee of Coe College; formerly, Member and President Pro-Tern of the Board of Regents for the State of Iowa University System (2007-2013); Director and Chairman (2009-2021 ), United Fire Group, a publicly held company; Director, Public Member, American Board of Orthopaedic Surgery (2015-2020); Director (2000-2004), Alliant Energy; Director (1996-2015), The Gazette Company (media and publishing); Director (1997-2003), Federal Reserve Bank of Chicago; President and Chief Operating Officer (1972-1995), SCI Financial Group, Inc., (regional financial services firm).	141
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Director	2003	Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director of Wellmark, Inc. (since 2009); past Director (2005-2015), and past President (2010-2014) Beta Gamma Sigma, Inc., The International Business Honor Society; formerly, Director (2004-2018) of Xerox Corporation; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously,	141

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Director
			Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.
Amy B. R. Lancellotta 1959 333 W. Wacker Drive Chicago, IL 60606	Director	2021	Formerly, Managing Director, Independent Directors Council (IDC) (supports the fund independent director community and is part of the Investment Company Institute (ICI), which represents regulated investment companies) (2006-2019); formerly, various positions with ICI (1989-2006); Member of the Board of Directors, Jewish Coalition Against Domestic Abuse (JCADA) (since 2020).	141
Joanne T. Medero 1954 333 W. Wacker Drive Chicago, IL 60606	Director	2021	Formerly, Managing Director, Government Relations and Public Policy (2009-2020) and Senior Advisor to the Vice Chairman (2018-2020), BlackRock, Inc. (global investment management firm); formerly, Managing Director, Global Head of Government Relations and Public Policy, Barclays Group (IBIM) (investment banking, investment management and wealth management businesses) (2006-2009); formerly, Managing Director, Global General Counsel and Corporate Secretary, Barclays Global Investors (global investment management firm) (1996-2006); formerly, Partner, Orrick, Herrington & Sutcliffe LLP (law firm) (1993-1995); formerly, General Counsel, Commodity Futures Trading Commission (government agency overseeing U.S. derivatives markets) (1989-1993); formerly, Deputy Associate Director/Associate Director for Legal and Financial Affairs, Office of Presidential Personnel, The White House (1986-1989); Member of the Board of Directors, Baltic-American Freedom Foundation (seeks to provide opportunities for citizens of the Baltic states to gain education and professional development through exchanges in the U.S.) (since 2019).	141
Albin F. Moschner 1952 333 W. Wacker Drive Chicago, IL 60606	Director	2016	Founder and Chief Executive Officer, Northcroft Partners, LLC, (management consulting) (since 2012); formerly, Chairman (2019), and Director (2012-2019), USA Technologies, Inc., (provider of solutions and services to facilitate electronic payment transactions); formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc. (consumer wireless services), including Consultant (2011-2012), Chief Operating Officer (2008-2011 ), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (telecommunication services) (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (internet technology provider) (1996-1997); formerly, various executive positions (1991-1996) including Chief Executive Officer (1995-1996) of Zenith Electronics Corporation (consumer electronics).	141
John K. Nelson 1962 333 W. Wacker Drive Chicago, IL 60606	Director	2013	Member of Board of Directors of Core12 LLC. (private firm which develops branding, marketing and communications strategies for clients) (since 2008); served The President’s Council of Fordham University (2010-2019) and previously a Director of the Curran Center for Catholic American Studies (2009-2018); formerly, senior external advisor to the Financial Services practice of Deloitte Consulting LLP. (2012-2014); former Chair of the Board of Trustees of Marian University (2010-2014 as trustee, 2011-2014 as Chair); formerly Chief Executive Officer of ABN AMRO Bank N.V., North America, and Global Head of the Financial Markets Division (2007-2008), with various executive leadership roles in ABN AMRO Bank N.V. between 1996 and 2007.	141

Directors and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Director
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Director	1997	Board Member, Land Trust Alliance (national public charity addressing natural land and water conservation in the U.S.) (since 2013); formerly, Board Member, U.S. Endowment for Forestry and Communities (national endowment addressing forest health, sustainable forest production and markets, and economic health of forest-reliant communities in the U.S.) (2013-2019); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation (private foundation endowed to support both natural land conservation and artistic vitality); prior thereto, Executive Director, Great Lakes Protection Fund (endowment created jointly by seven of the eight Great Lakes states’ Governors to take a regional approach to improving the health of the Great Lakes) (1990-1994).	141
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Director	2007	Former Director, Chicago Board Options Exchange (2006-2017), and C2 Options Exchange, Incorporated (2009-2017); formerly, Director, Cboe Global Markets, Inc., (2010-2020) (formerly named CBOE Holdings, Inc.); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	141
Matthew Thornton Ill 1958 333 W. Wacker Drive Chicago, IL 60606	Director	2020	Formerly, Executive Vice President and Chief Operating Officer (2018-2019), FedEx Freight Corporation, a subsidiary of FedEx Corporation (FedEx) (provider of transportation, e-commerce and business services through its portfolio of companies); formerly, Senior Vice President, U.S. Operations (2006-2018), Federal Express Corporation, a subsidiary of FedEx; formerly Member of the Board of Directors (2012-2018), Safe Kids Worldwide® (a non-profit organization dedicated to preventing childhood injuries). Member of the Board of Directors (since 2014), The Sherwin-Williams Company (develops, manufactures, distributes and sells paints, coatings and related products); Director (since 2020), Crown Castle International (provider of communications infrastructure).	141
Margaret L. Wolff 1955 333 W. Wacker Drive Chicago, IL 60606	Director	2016	Formerly, member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (legal services) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004), formerly, Chair (2015-2022) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.	141
Robert L. Young 1963 333 W. Wacker Drive Chicago, IL 60606	Director	2017	Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (financial services) (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (financial services) (formerly, One Group Dealer Services, Inc.) (1999-2017).	141

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) Including other Directorships During Past 5 Years

Officers of the Funds:
Christopher E. Stickrod 1976 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	2020	Senior Managing Director (since 2017) and Head of Advisory Product (since 2020), formerly, Managing Director (2016-2017) and Senior Vice President (2013-2016) of Nuveen; Senior Managing Director of Nuveen Securities, LLC (since 2018) and of Nuveen Fund Advisors, LLC (since 2019).
Brett E. Black 1972 333 West Wacker Drive Chicago, IL 60606	Vice President and Chief Compliance Officer	2022	Enterprise Senior Compliance Officer of Nuveen (since 2022); formerly, Vice President (2014-2022), Chief Compliance Officer (2017-2022), Deputy Chief Compliance Officer (2014-2017) and Senior Compliance Officer (2012-2014) of BMO Funds, Inc.; formerly Senior Compliance Officer of BMO Asset Management Corp. (2012-2014).
Mark J. Czarniecki 1979 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Secretary	2013	Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2016); Managing Director (since 2022), formerly, Vice President (2017-2022) and Assistant Secretary (since 2017) of Nuveen Fund Advisors, LLC; Managing Director and Associate General Counsel (since January 2022), formerly, Vice President and Associate General Counsel of Nuveen (2013-2021 ); Managing Director (since 2022), formerly, Vice President (2018-2022), Assistant Secretary and Associate General Counsel (since 2018) of Nuveen Asset Management, LLC.
Diana R. Gonzalez 1978 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Assistant Secretary	2017	Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC (since 2017); Vice President, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC (since 2022); Vice President and Associate General Counsel of Nuveen (since 2017); Associate General Counsel of Jackson National Asset Management, LLC (2012-2017).
Nathaniel T. Jones 1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016	Senior Managing Director (since 2021), formerly, Managing Director (2017-2021 ), Senior Vice President (2016-2017), formerly, Vice President (2011- 2016) of Nuveen; Managing Director (since 2015) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Managing Director (since 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.
Brian J. Lockhart 1974 333 W. Wacker Drive Chicago, IL 60606	Vice President	2019	Managing Director (since 2019) of Nuveen Fund Advisors, LLC; Senior Managing Director (since 2021), formerly, Managing Director (2017-2021 ), Vice President (2010-2017) of Nuveen; Head of Investment Oversight (since 2017), formerly, Team Leader of Manager Oversight (2015-2017); Chartered Financial Analyst and Certified Financial Risk Manager.
Jacques M. Longerstaey 1963 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President	2019	Senior Managing Director, Chief Risk Officer, Nuveen, LLC (since May 2019); Senior Managing Director (since May 2019) of Nuveen Fund Advisors, LLC; formerly, Chief Investment and Model Risk Officer, Wealth & Investment Management Division, Wells Fargo Bank (NA) (2013-2019).
John M. McCann 1975 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Assistant Secretary	2022	Managing Director and Assistant Secretary of Nuveen Fund Advisors, LLC (since 2021); Managing Director, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC (since 2021); Managing Director of TIAA SMA Strategies LLC (since 2021); Managing Director (since 2019, formerly, Vice President and Director), Associate General Counsel and Assistant Secretary of College Retirement Equities Fund, TIAA Separate Account VA-1, TIAA-CREF Funds and TIAA-CREF Life Funds; Managing Director (since 2018), formerly, Vice President and Director, Associate General Counsel and Assistant Secretary of Teachers Insurance and Annuity Association of America, Teacher Advisors LLC and TIAA-CREF Investment Management, LLC; Vice President (since 2017), Associate General Counsel and Assistant Secretary (since 2011) of Nuveen Alternative Advisors LLC; General Counsel and Assistant Secretary of Covariance Capital Management, Inc. (2014-2017).

Directors and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) Including other Directorships During Past 5 Years
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Senior Managing Director (since 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Fund Advisors, LLC, formerly, Co-General Counsel (2011-2020), Executive Vice President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since 2017), Secretary (since 2016) of Nuveen Asset Management, LLC, formerly, Associate General Counsel (2011-2020), Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011-2016); formerly Vice President (2007-2021) and Secretary (2016-2021 ), of NWQ Investment Management Company, LLC and Santa Barbara Asset Management, LLC; Vice President and Secretary of Winslow Capital Management, LLC (since 2010). Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Alternative Investments, LLC.
Jon Scott Meissner 1973 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Assistant Secretary	2019	Managing Director of Mutual Fund Tax and Financial Reporting groups at Nuveen (since 2017); Managing Director of Nuveen Fund Advisors, LLC (since 2019); Senior Director of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC (since 2016); Senior Director (since 2015) Mutual Fund Taxation to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the CREF Accounts; has held various positions with TIAA since 2004.
Deann D. Morgan 1969 730 Third Avenue New York, NY 10017	Vice President	2020	President, Nuveen Fund Advisors, LLC (since 2020); Executive Vice President, Global Head of Product at Nuveen (since 2019); Co-Chief Executive Officer of Nuveen Securities, LLC (since 2020); Managing Member of MDR Collaboratory LLC (since 2018); Managing Director, Head of Wealth Management Product Structuring & COO Multi Asset Investing. The Blackstone Group (2013-2017).
William A. Siffermann 1975 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017	Managing Director (since 2017), formerly Senior Vice President (2016-2017) and Vice President (2011-2016) of Nuveen.
E. Scott Wickerham 1973 730 Third Avenue New York, NY 10017	Vice President and Controller	2019	Senior Managing Director, Head of Public Investment Finance at Nuveen (since 2019), formerly, Managing Director; Senior Managing Director (since 2019) of Nuveen Fund Advisors, LLC; Principal Financial Officer, Principal Accounting Officer and Treasurer (since 2017) of the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and Principal Financial Officer, Principal Accounting Officer (since 2020) and Treasurer (since 2017) of the CREF Accounts; formerly, Senior Director, TIAA-CREF Fund Administration (2014-2015); has held various positions with TIAA since 2006.
Mark L. Winget 1968 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2008), and Nuveen Fund Advisors, LLC (since 2019); Vice President, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC (since 2020); Vice President (since 2010) and Associate General Counsel (since 2019), formerly, Assistant General Counsel (2008-2016) of Nuveen.
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	Managing Director and Assistant Secretary of Nuveen Securities, LLC (since 2022); Managing Director, Assistant Secretary and General Counsel (since 2022), formerly, Co-General Counsel (2011-2020) of Nuveen Fund Advisors, LLC; formerly, Managing Director (2004-2020) and Assistant Secretary (1994-2020) of Nuveen Investments, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2022) of Nuveen Asset Management, LLC; formerly, Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (2002-2020), Santa Barbara Asset Management, LLC (2006-2020) and Winslow Capital Management, LLC (2010-2020); Chartered Financial Analyst.

(1)

Directors serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the director was first elected or appointed to any fund in the Nuveen Fund Complex.

(2)

Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

Notes

Notes

Notes

Nuveen:

Serving Investors for Generations

Since 1898, financial professionals and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial professional, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mutual-funds

Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com	MAN-FINC-0622D 2329973-INV-Y-08/23

ITEM 2.	CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/fund-governance. (To view the code, click on Code of Conduct.)

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by this report, the registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone, Jack B. Evans, Albin F. Moschner, John K. Nelson and Robert L. Young, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Ms. Stone formerly served on the Board of Directors of CBOE Global Markets, Inc. (formerly, CBOE Holdings, Inc.), the Chicago Board Options Exchange, and the C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

Mr. Moschner is a consultant in the wireless industry and, in July 2012, founded Northcroft Partners, LLC, a management consulting firm that provides operational, management and governance solutions. Prior to founding Northcroft Partners, LLC, Mr. Moschner held various positions at Leap Wireless International, Inc., a provider of wireless services, where he was as a consultant from February 2011 to July 2012, Chief Operating Officer from July 2008 to February 2011, and Chief Marketing Officer from August 2004 to June 2008. Before he joined Leap Wireless International, Inc., Mr. Moschner was President of the Verizon Card Services division of Verizon Communications, Inc. from 2000 to 2003, and President of One Point Services at One Point Communications from 1999 to 2000. Mr. Moschner also served at Zenith Electronics Corporation as Director, President and Chief Executive Officer from 1995 to 1996, and as Director, President and Chief Operating Officer from 1994 to 1995.

Mr. Nelson is on the Board of Directors of Core12, LLC. (since 2008), a private firm which develops branding, marketing, and communications strategies for clients. Mr. Nelson has extensive experience in global banking and markets, having served in several senior executive positions with ABN AMRO Holdings N.V. and its affiliated entities and predecessors, including LaSalle Bank Corporation from 1996 to 2008, ultimately serving as Chief Executive Officer of ABN AMRO N.V. North America. During his tenure at the bank, he also served as Global Head of its Financial Markets Division, which encompassed the bank’s Currency, Commodity, Fixed Income, Emerging Markets, and Derivatives businesses. He was a member of the Foreign Exchange Committee of the Federal Reserve Bank of the United States and during his tenure with ABN AMRO served as the bank’s representative on various committees of The Bank of Canada, European Central Bank, and The Bank of England. Mr. Nelson previously served as a senior, external advisor to the financial services practice of Deloitte Consulting LLP. (2012-2014).

Mr. Young has more than 30 years of experience in the investment management industry. From 1997 to 2017, he held various positions with J.P. Morgan Investment Management Inc. (“J.P. Morgan Investment”) and its affiliates (collectively, “J.P. Morgan”). Most recently, he served as Chief Operating Officer and Director of J.P. Morgan Investment (from 2010 to 2016) and as President and Principal Executive Officer of the J.P. Morgan Funds (from 2013 to 2016). As Chief Operating Officer of J.P. Morgan Investment, Mr. Young led service, administration and business platform support activities for J.P. Morgan’s domestic retail mutual fund and institutional commingled and separate account businesses, and co-led these activities for J.P. Morgan’s global retail and institutional investment management businesses. As President of the J.P. Morgan Funds, Mr. Young interacted with various service providers to these funds, facilitated the relationship between such funds and their boards, and was directly involved in establishing board agendas, addressing regulatory matters, and establishing policies and procedures. Before joining J.P. Morgan, Mr. Young, a former Certified Public Accountant (CPA), was a Senior Manager (Audit) with Deloitte & Touche LLP (formerly, Touche Ross LLP), where he was employed from 1985 to 1996. During his tenure there, he actively participated in creating, and ultimately led, the firm’s midwestern mutual fund practice.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that PricewaterhouseCoopers the Funds’ auditor, billed to the Funds’ during the Funds’ last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers provided to the Funds, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The preapproval exception for services provided directly to the Funds waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Funds during the fiscal year in which the services are provided; (B) the Funds did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

Fiscal Year Ended June 30, 2022	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen Credit Income Fund	61,350	0	0	0
Nuveen Strategic Income Fund	64,500	0	0	0

Total	$125,850	$0	$0	$0

[1]	“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.
[2]	“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.
[3]	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.
[4]	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen Credit Income Fund	0%	0%	0%	0%
Nuveen Strategic Income Fund	0%	0%	0%	0%

June 30, 2021	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen Credit Income Fund	35,710	7,500	0	0
Nuveen Strategic Income Fund	47,570	7,500	0	0

Total	$83,280	$15,000	$0	$0

[1]	“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.
[2]	“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.
[3]	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.
[4]	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen Credit Income Fund	0%	0%	0%	0%
Nuveen Strategic Income Fund	0%	0%	0%	0%

Fiscal Year Ended June 30, 2022	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Funds, Inc.	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended June 30, 2021	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Funds, Inc.	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Affiliated Fund Service Providers	Affiliated Fund Service Providers	and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended June 30, 2022	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)
Fund Name
Nuveen Credit Income Fund	0	0	0
Nuveen Strategic Income Fund	0	0	0

Total	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Fiscal Year Ended June 30, 2021	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and related directly to the operations and financial reporting of the Trust)	Affiliated Fund Service Providers (all other engagements)
Fund Name
Nuveen Credit Income Fund	0	0	0
Nuveen Strategic Income Fund	0	0	0

Total	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Funds by the Funds’ independent accountant and (ii) all audit and non-audit services to be performed by the Funds’ independent accountant for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Funds. Regarding tax and research projects conducted by the independent accountant for the Funds and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chair for her verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

a)	See Portfolio of Investments in Item 1.

b)	Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to this registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

File the exhibits listed below as part of this Form.

(a	)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/fund-governance and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a	)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a	)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(a	)(4)	Change in the registrant’s independent public accountant.

(b	)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Funds, Inc.

By (Signature and Title)	/s/ Mark J. Czarniecki
Mark J. Czarniecki
Vice President and Secretary

Date: September 6, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher E. Stickrod
Christopher E. Stickrod
Chief Administrative Officer
(principal executive officer)

Date: September 6, 2022

By (Signature and Title)	/s/ E. Scott Wickerham
E. Scott Wickerham
Vice President and Controller
(principal financial officer)

Date: September 6, 2022